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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8934

ING Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 to December 31, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

2

Funds

Annual Report

December 31, 2007

Classes ADV, I and S

Domestic Equity Index Portfolios

■	ING VP Index Plus LargeCap Portfolio

■	ING VP Index Plus MidCap Portfolio

■	ING VP Index Plus SmallCap Portfolio

Strategic Allocation Portfolios

■	ING VP Strategic Allocation Conservative Portfolio

■	ING VP Strategic Allocation Growth Portfolio

■	ING VP Strategic Allocation Moderate Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun Mathews

President

ING Funds

January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on

August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write-downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING VP Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 5.03% compared to the S&P 500® Index, which returned 5.49% for the same period.

Portfolio Specifics: 2007 was a difficult year for quantitative managers. In July and early August a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance, which we believe was driven by a transition in market leadership from value to growth.

We believe this underperformance was due to the systematic unwinding of positions by quantitative hedge funds, which significantly affected many of our strategies during the first week of August. In fact, much of our negative performance came from poorly ranked stocks which were underweighted in the Portfolio suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.

It was difficult for our models to adjust to these quick changes in market leadership. We believe that over longer periods of time, momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment. After a tough summer, performance bounced back as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

The overall allocation effect was negative. An overweight position in consumer discretionary stocks and underweights in telecommunication services and consumer staples hurt performance. These losses were partially offset by overweights in energy and information technology.

Security selection was a net positive and almost completely offset the drag from sector allocation. Selection was particularly helpful in the consumer discretionary, financial and industrial sectors. Security selection among the information technology, health care and energy sectors detracted from results.

Current Strategy and Outlook: Our research builds a structured Portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, the Portfolio was overweight most notably in the consumer discretionary sector and underweight in the consumer staples sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2007

(as a percent of net assets)

ExxonMobil Corp.	5.3%
Chevron Corp.	2.7%
Intel Corp.	2.2%
General Electric Co.	2.2%
Merck & Co., Inc.	2.0%
Microsoft Corp.	2.0%
American International Group, Inc.	1.9%
Goldman Sachs Group, Inc.	1.9%
AT&T, Inc.	1.8%
ConocoPhillips	1.8%
*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	5.03%	12.08%	5.91%	—
Class S	4.77%	11.80%	—	4.19%
S&P 500® Index(1)	5.49%	12.83%	5.91%	4.89	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus LargeCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING VP Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(1) (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 5.50% compared to the S&P MidCap 400 Index, which returned 7.98% for the same period.

Portfolio Specifics: 2007 was a difficult year for quantitative managers. The third quarter was particularly difficult as many of our strategies underperformed their benchmarks. In July and early August a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. We believe that this underperformance was driven by a transition in market leadership from value to growth. During these periods of transition, it is difficult for our models to adjust to these relatively quick changes in market leadership. We believe that over longer periods of time, momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment.

The effect of this change in market leadership was magnified by the sub-prime turmoil, which resulted in a significant spike in volatility. In the past, we have experienced similar market transitions without dramatic increases in market volatility. However, on August 8 and August 9, we experienced severe underperformance of all factors and most of our funds experienced negative performance which was far away from our expected tracking error targets.

We believe this underperformance was due to the systematic unwinding of positions by quantitative hedge funds, which significantly affected many of our strategies during the first week of August. In fact, much of our negative performance came from poorly ranked stocks which were underweighted in the Portfolio suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.

An overweight position in financials and an underweight position in the industrials sectors hurt performance. These losses were partially offset by an overweight position in the telecommunication services sector.

Security selection hurt performance in the information technology, industrials, energy and materials sectors. These losses were partially offset by favorable security selection in the consumer discretionary and consumer staples sectors.

The top detractors this period include an overweight position in Colonial BancGroup, Inc. and underweight positions in Precision Castparts Corp. (sold) and Intuitive Surgical, Inc. The top contributors for the year were overweight positions in Cystic Corp (sold) and Lyondell Chemical Co. (sold).

Current Strategy and Outlook: Our research builds a structured Portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, the Portfolio was overweight the information technology sector and underweight in the materials sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2007

(as a percent of net assets)

Cameron International Corp.	1.8%
Densply International, Inc.	1.5%
Everest Re Group Ltd.	1.4%
Northeast Utilities	1.2%
AMB Property Corp.	1.2%
Intuitive Surgical, Inc.	1.1%
Energen Corp.	1.1%
Oshkosh Truck Corp.	1.0%
Harris Corp.	0.9%
Raymond James Financial, Inc.	0.9%
*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	5.50%	14.65%	11.48%	—
Class S	5.26%	14.35%	—	8.88%
S&P MidCap 400 Index(1)	7.98%	16.20%	11.20%	9.68	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus MidCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING VP Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(1) (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of (6.22)% compared to the S&P SmallCap 600 Index, which returned (0.30)% for the same period.

Portfolio Review: 2007 was a difficult year for quantitative managers. The third quarter was particularly difficult as many of our strategies underperformed their benchmarks. In July and early August, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. We believe that this underperformance was driven by a transition in market leadership from value to growth. During these periods of transition, it is difficult for our models to adjust to these relatively quick changes in market leadership. We believe that over longer periods of time, momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment.

The effect of this change in market leadership was magnified by the sub-prime turmoil, which resulted in a significant spike in volatility. In the past, we have experienced similar market transitions without dramatic increases in market volatility. However, on August 8 and August 9, we experienced severe underperformance of all factors and most of our funds experienced negative performance which was far away from our expected tracking error targets.

We believe this underperformance was due to the systematic unwinding of positions by quantitative hedge funds, which had significant amounts of leverage and affected many of our strategies during the first week of August. In fact, much of our negative performance came from poorly ranked stocks which were underweighted in the Portfolio suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.

Underweight positions in the information technology and health care sectors and an overweight position in the financials sectors hurt performance. Security selection hurt performance in the industrials, information technology, health care and financials sectors.

The top detractors this period include overweight positions in BankUnited Financial Corp., Building Materials Holding Corp. and Volt Information Sciences, Inc. The top contributors this period were overweight positions in Blue Nile, Inc. and Atwood Oceanics, Inc. and an underweight position in Standard Pacific.

Current Strategy and Outlook: Our research builds a structured Portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, the Portfolio was slightly overweight the industrials sector and underweight in the health care sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2007

(as a percent of net assets)

Atwood Oceanics, Inc.	1.0%
Shaw Group, Inc.	1.0%
Helix Energy Solutions Group, Inc.	0.9%
Cleco Corp.	0.8%
ProAssurance Corp.	0.8%
Flir Systems, Inc.	0.8%
Oceaneering International, Inc.	0.8%
Massey Energy Co.	0.8%
Respironics, Inc.	0.8%
Micros Systems, Inc.	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS SMALLCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	(6.22)%	13.80%	7.37%	—
Class S	(6.49)%	13.49%	—	8.26%
S&P SmallCap 600 Index(1)	(0.30)%	16.04%	9.03%	9.89	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus SmallCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2007

(as a percent of net assets)

Common Stock	36.0%
U.S. Treasury Obligations	24.0%
Collateralized Mortgage Obligations	14.1%
U.S. Government Agency Obligations	12.9%
Corporate Bonds/Notes	11.5%
Asset-Backed Securities	0.8%
Preferred Stock	0.6%
Municipal Bonds	0.4%
Exchange-Traded Funds	0.1%
Real Estate Investment Trusts	0.1%
Other Assets and Liabilities — Net*	(0.5)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP Strategic Allocation Conservative Portfolio (the “Portfolio”) seeks to provide total return consistent with preservation of capital. The Portfolio is managed by Paul Zemsky, Portfolio Manager, Brian Gendreau, Ph.D., Portfolio Manager, Omar Aguilar, Ph.D., Portfolio Manager and James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007 the Portfolio’s Class I shares provided a total return of 5.80% compared to the Lehman Brothers® Aggregate Bond Index(1) (“LBAB Index”) and the ING Strategic Allocation Conservative Composite Index(2) (“Composite Index”), which returned 6.97% and 6.24%, respectively, for the same period.

Portfolio Specifics: Asset allocation results contributed to performance of the Portfolio during the period due to our underweight in domestic equity. Our average overweight position in international added the most relative value.

The domestic equity portion of the Portfolio performed in line with its benchmark, the Russell 3000® Index. Stock selection in the smaller-cap stocks was the largest detractor from performance during the year. Selection in the largest-cap stocks added value, particularly in the consumer discretionary and industrials sectors. Selection effect in information technology and the smaller-capitalization industrial stocks acted as a major drag. 2007 was a difficult year for quantitatively managed equity strategies, as many experienced negative excess returns. During the summer, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. In addition, a systematic unwinding of highly leveraged positions by quantitative hedge funds which focused on the same valuation factors affected many of our holdings during August. A recalibration of factor weights during the second half of the year enabled us to recapture some of the losses, as our model is adjusted to a more growth-oriented market environment.

The international portion of the Portfolio underperformed the benchmark, the MSCI EAFE® Index. While sector allocation effect was slightly positive, regional allocation gave a boost to performance, particularly as a result of holding non-benchmark emerging markets. This wasn’t enough, however, to counterbalance the negative selection outcome. Results in the financials and materials sectors were more than enough to offset the positive value received through our security selection in energy and consumer discretionary. Regionally, selection outcome was negative in both Europe and Japan.

The fixed-income portion of the Portfolio outperformed the benchmark, the LBAB Index. The Portfolio’s average credit quality was lower than that of the benchmark and detracted from results, as did the allocation to floating-rate notes and bonds issued by financial entities. While the Portfolio’s overweight in mortgage-backed securities was not great, the sector experienced such losses that it hurt performance. An underweighting in corporate bonds for later periods of the year benefited performance. The Portfolio’s generally long duration (higher interest-rate risk) stance helped performance for most but not all of the period.

The overall duration of the Portfolio was adjusted as investors fled from riskier bonds to purchase U.S. Treasuries or other sovereign debt. The Portfolio was underweight longer-dated Treasuries at various times, and so benefited form the relative underperformance of longer-dated Treasuries versus shorter as markets began to anticipate aggressive Federal Reserve Board (the “Fed”) easing and the increasing risks for inflation. We also added Treasury inflation-protected securities positions as a counterweight to a re-inflationary Fed policy.

Current Strategy and Outlook: Economic growth in the United States slowed in the fourth quarter and is likely to remain so into the first half of 2008. This is mainly due to tighter credit conditions, higher energy costs and continued weakness in housing. We do not anticipate any of these negative catalysts turning around in the first half of the year. If the U.S. economy avoids slipping into recession, we believe it may represent a buying opportunity in equity, but we do not see any catalyst at the moment to induce us to add to our stock holdings. We remain neutral in equity, with an overweight to large-cap, which we view as in better position than small- or mid-cap stocks to weather a period of slow growth or aftershocks from the credit crisis. We expect to remain neutral on international stocks until we know how much growth is slowing abroad.

Allocations between equities and fixed-income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2007

(as a percent of net assets)

U.S. Treasury Note, 3.125%, due 11/30/09	10.8%
U.S. Treasury Note, 3.375%, due 11/30/12	7.0%
Federal National Mortgage Corporation, 6.000%, due 02/15/19	3.0%
Federal National Mortgage Corporation, 5.000%, due 02/15/20	2.1%
U.S. Treasury Bond, 4.250%, due 11/15/17	2.0%
MASTR Reperforming Loan Trust, 5.225%, due 07/25/35	1.5%
ExxonMobil Corp.	1.5%
U.S. Treasury Bond, 4.750%, due 02/15/37	1.3%
Washington Mutual Mortgage Pass-Through Certificates, 5.628%, due 11/25/46	1.2%
JPMorgan Mortgage Trust, 5.405%, due 11/25/35	1.1%
*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S August 5, 2005
Class ADV	5.43%	—	—	5.40%		—
Class I	5.80%	7.87%	5.05%	—		—
Class S	5.53%	—	—	—		6.28%
LBAB Index(1)	6.97%	4.42%	5.97%	6.97	%(3)	5.01	%(4)
Strategic Allocation Conservative Composite Index(2)	6.24%	7.52%	6.04%	6.24	%(3)	6.54	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Conservative Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgaged-backed and corporate debt securities.
(2)

The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 15 for additional information.

(3)	Since inception performance for the indices is shown from January 1, 2007.
(4)	Since inception performance for the indices is shown from August 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2007

(as a percent of net assets)

Common Stock	78.4%
U.S. Treasury Obligations	9.9%
U.S. Government Agency Obligations	6.5%
Corporate Bonds/Notes	3.3%
Collateralized Mortgage Obligations	2.4%
Asset-Backed Securities	0.4%
Real Estate Investment Trusts	0.4%
Preferred Stock	0.2%
Municipal Bonds	0.1%
Exchange-Traded Funds	0.0%
Other Assets and Liabilities — Net*	(1.6)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP Strategic Allocation Growth Portfolio (the “Portfolio”) seeks to provide capital appreciation. The Portfolio is managed by Paul Zemsky, Portfolio Manager, Brian Gendreau, Ph.D., Portfolio Manager, Omar Aguilar, Ph.D., Portfolio Manager and James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 5.04% compared to the Russell 3000® Index(1) and the ING Strategic Allocation Growth Composite Index(2) (“Composite Index”), which returned 5.14% and 6.25%, respectively, for the same period.

Portfolio Specifics: Asset allocation results contributed to performance of the Portfolio during the period due to our underweight in domestic equity. Our average overweight position in international added the most relative value.

The domestic equity portion of the Portfolio performed in line with its benchmark, the Russell 3000® Index. Stock selection in the smaller-cap stocks was the largest detractor from performance during the year. Selection in the largest-cap stocks added value, particularly in the consumer discretionary and industrials sectors. Selection effect in information technology and the smaller-capitalization industrial stocks acted as a major drag. 2007 was a difficult year for quantitatively managed equity strategies, as many experienced negative excess returns. During the summer, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. In addition, a systematic unwinding of highly leveraged positions by quantitative hedge funds which focused on the same valuation factors affected many of our holdings during August. A recalibration of factor weights during the second half of the year enabled us to recapture some of the losses, as our model is adjusted to a more growth-oriented market environment.

The international portion of the Portfolio underperformed the benchmark, the MSCI EAFE® Index. While sector allocation effect was slightly positive, regional allocation gave a boost to performance, particularly as a result of holding non-benchmark emerging markets. This wasn’t enough, however, to counterbalance the negative selection outcome. Results in the financials and materials sectors were more than enough to offset the positive value received through our security selection in energy and consumer discretionary. Regionally, selection outcome was negative in both Europe and Japan.

The fixed-income portion of the Portfolio outperformed the benchmark, the LBAB Index. The Portfolio’s average credit quality was lower than that of the benchmark and detracted from results, as did the allocation to floating-rate notes and bonds issued by financial entities. While the Portfolio’s overweight in mortgage-backed securities was not great, the sector experienced such losses that it hurt performance. An underweighting in corporate bonds for later periods of the year benefited performance. The Portfolio’s generally long duration (higher interest-rate risk) stance helped performance for most but not all of the period.

The overall duration of the Portfolio was adjusted as investors fled from riskier bonds to purchase U.S. Treasuries or other sovereign debt. The Portfolio was underweight longer-dated Treasuries at various times, and so benefited form the relative underperformance of longer-dated Treasuries versus shorter as markets began to anticipate aggressive Federal Reserve Board (the “Fed”) easing and the increasing risks for inflation. We also added Treasury inflation-protected securities positions as a counterweight to a re-inflationary Fed policy.

Current Strategy and Outlook: Economic growth in the United States slowed in the fourth quarter and is likely to remain so into the first half of 2008. This is mainly due to tighter credit conditions, higher energy costs and continued weakness in housing. We do not anticipate any of these negative catalysts turning around in the first half of the year. If the U.S. economy avoids slipping into recession, we believe it may represent a buying opportunity in equity, but we do not see any catalyst at the moment to induce us to add to our stock holdings. We remain neutral in equity, with an overweight to large-cap, which we view as in better position than small- or mid-cap stocks to weather a period of slow growth or aftershocks from the credit crisis. We expect to remain neutral on international stocks until we know how much growth is slowing abroad.

Allocations between equities and fixed-income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2007

(as a percent of net assets)

U.S. Treasury Note, 3.125%, due 11/30/09	5.0%
ExxonMobil Corp.	2.8%
U.S. Treasury Note, 3.375%, due 11/30/12	2.3%
Federal Home Loan Mortgage Corporation, 5.500%, due 02/12/37	1.9%
Federal Home Loan Mortgage Corporation, 6.500%, due 02/01/34	1.6%
Chevron Corp.	1.5%
Intel Corp.	1.4%
ConocoPhillips	1.3%
Goldman Sachs Group, Inc.	1.1%
U.S. Treasury Note, 4.500%, due 05/15/10	1.0%
*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S August 5, 2005
Class ADV	4.62%	—	—	4.59%		—
Class I	5.04%	11.95%	4.74%	—		—
Class S	4.77%	—	—	—		8.65%
Russell 3000® Index(1)	5.14%	13.63%	6.22%	5.14	%(3)	9.32	%(4)
Strategic Allocation Growth Composite Index(2)	6.25%	12.64%	7.04%	6.25	%(3)	9.62	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(2)

The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 15 for additional information.

(3)	Since inception performance for the indices is shown from January 1, 2007.
(4)	Since inception performance for the indices is shown from August 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2007

(as a percent of net assets)

Common Stock	63.3%
U.S. Treasury Obligations	14.1%
U.S. Government Agency Obligations	8.5%
Collateralized Mortgage Obligations	7.4%
Corporate Bonds/Notes	6.2%
Asset-Backed Securities	0.4%
Preferred Stock	0.3%
Municipal Bonds	0.2%
Real Estate Investment Trusts	0.2%
Exchange-Traded Funds	0.1%
Other Assets and Liabilities — Net*	(0.7)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP Strategic Allocation Moderate Portfolio (the “Portfolio”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is managed by Paul Zemsky, Portfolio Manager Brian Gendreau, Ph.D., Portfolio Manager, Omar Aguilar, Ph.D., Portfolio Manager and James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 5.48% compared to the Russell 3000® Index(1) and the ING Strategic Allocation Balanced Composite Index(2) (“Composite Index”), which returned 5.14% and 6.22%, respectively, for the same period.

Portfolio Specifics: Asset allocation results contributed positively to performance of the Portfolio during the period due to our underweight in domestic equity. Our average overweight position in international added the most relative value.

The domestic equity portion of the Portfolio performed in line with its benchmark, the Russell 3000® Index. Stock selection in the smaller-cap stocks was the largest detractor from performance during the year. Selection in the largest-cap stocks added value, particularly in the consumer discretionary and industrials sectors. Selection effect in information technology and the smaller-capitalization industrial stocks acted as a major drag. 2007 was a difficult year for quantitatively managed equity strategies, as many experienced negative excess returns. During the summer, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. In addition, a systematic unwinding of highly leveraged positions by quantitative hedge funds which focused on the same valuation factors affected many of our holdings during August. A recalibration of factor weights during the second half of the year enabled us to recapture some of the losses, as our model is adjusted to a more growth-oriented market environment.

The international portion of the Portfolio underperformed the benchmark, the MSCI EAFE® Index. While sector allocation effect was slightly positive, regional allocation gave a boost to performance, particularly as a result of holding non-benchmark emerging markets. This wasn’t enough, however, to counterbalance the negative selection outcome. Results in the financials and materials sectors were more than enough to offset the positive value received through our security selection in energy and consumer discretionary. Regionally, selection outcome was negative in both Europe and Japan.

The fixed-income portion of the Portfolio outperformed the benchmark, the LBAB Index. The Portfolio’s average credit quality was lower than that of the benchmark and detracted from results, as did the allocation to floating-rate notes and bonds issued by financial entities. While the Portfolio’s overweight in mortgage-backed securities was not great, the sector experienced such losses that it hurt performance. An underweighting in corporate bonds for later periods of the year benefited performance. The Portfolio’s generally long duration (higher interest-rate risk) stance helped performance for most but not all of the period.

The overall duration of the Portfolio was adjusted as investors fled from riskier bonds to purchase U.S. Treasuries or other sovereign debt. The Portfolio was underweight longer-dated Treasuries at various times, and so benefited form the relative underperformance of longer-dated Treasuries versus shorter as markets began to anticipate aggressive Federal Reserve Board (the

“Fed”) easing and the increasing risks for inflation. We also added Treasury inflation-protected securities positions as a counterweight to a re-inflationary Fed policy.

Current Strategy and Outlook: Economic growth in the United States slowed in the fourth quarter and is likely to remain so into the first half of 2008. This is mainly due to tighter credit conditions, higher energy costs and continued weakness in housing. We do not anticipate any of these negative catalysts turning around in the first half of the year. If the U.S. economy avoids slipping into recession, we believe it may represent a buying opportunity in equity, but we do not see any catalyst at the moment to induce us to add to our stock holdings. We remain neutral in equity, with an overweight to large-cap, which we view as in better position than small- or mid-cap stocks to weather a period of slow growth or aftershocks from the credit crisis. We expect to remain neutral on international stocks until we know how much growth is slowing abroad.

Allocations between equities and fixed-income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2007

(as a percent of net assets)

U.S. Treasury Note, 3.375%, due 11/30/12	5.6%
U.S. Treasury Note, 3.125%, due 11/30/09	5.1%
ExxonMobil Corp.	2.5%
Federal Home Loan Mortgage Corporation, 6.500%, due 02/01/34	1.9%
Chevron Corp.	1.4%
Intel Corp.	1.2%
ConocoPhillips	1.2%
U.S. Treasury Bond, 4.250%, due 11/15/17	1.1%
Goldman Sachs Group, Inc.	1.0%
Microsoft Corp.	0.9%
*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S June 7, 2005
Class ADV	4.87%	—	—	4.85%		—
Class I	5.48%	10.08%	4.77%	—		—
Class S	5.25%	—	—	—		7.72%
Russell 3000® Index(1)	5.14%	13.63%	6.22%	5.14	%(3)	10.70	%(4)
Strategic Allocation Moderate Composite Index(2)	6.22%	10.30%	6.72%	6.22	%(3)	8.79	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(2)

The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 15 for additional information.

(3)	Since inception performance for the indices is shown from January 1, 2007.
(4)	Since inception performance for the indices is shown from June 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ADDITIONAL INFORMATION

Asset Class

	ING VP Strategic Allocation Conservative Portfolio(1)	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Moderate Portfolio(2)
Equities
Domestic Stocks
Range	0-70%	10-100%	0-75%
International Stocks
Range	0-20%	0-30%	0-20%
Fixed Income
Range	0-100%	0-40%	0-70%
Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)

ING Strategic Allocation Conservative Portfolio will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)

ING Strategic Allocation Moderate Portfolio will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate Composite indices as benchmarks to which it compares the performance of ING VP Strategic Allocation Conservative Portfolio, ING VP Strategic Allocation Growth Portfolio and ING VP Strategic Allocation Moderate Portfolio, respectively.

Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

Composite Index	Russell 3000® Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Lehman Brothers Aggregate Bond Index(5)	91-Day U.S. Treasury Bill Rate
Strategic Allocation Conservative Composite(6)	35%	0%	55%	10%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Moderate Composite(8)	55%	5%	35%	5%

(3)	The Russell 3000® Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.
(4)

The Morgan Stanley Capital International Europe, Australasia and Far East® (MSCI EAFE®) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.
(6)

The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Strategic Allocation Conservative Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 15% in large capitalization stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)

The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Strategic Allocation Growth Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 20% in large capitalization stocks, 20% in smaIl-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)

The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Strategic Allocation Moderate Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 10% in large capitalization stocks, 10% in smaIl-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in smaIl-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.

An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Index Plus LargeCap Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class I	$1,000.00	$986.40	0.44%	$2.20
Class S	1,000.00	985.20	0.69	3.45
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.99	0.44%	$2.24
Class S	1,000.00	1,021.73	0.69	3.52
ING VP Index Plus MidCap Portfolio
Actual Portfolio Return
Class I	$1,000.00	$941.00	0.49%	$2.40
Class S	1,000.00	939.90	0.74	3.62
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	1,021.48	0.74	3.77

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP Index Plus SmallCap Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class I	$1,000.00	$880.60	0.49%	$2.32
Class S	1,000.00	878.80	0.74	3.50
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	1,021.48	0.74	3.77
ING VP Strategic Allocation Conservative Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,019.00	1.15%	$5.85
Class I	1,000.00	1,020.40	0.65	3.31
Class S	1,000.00	1,019.00	0.90	4.58
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.41	1.15%	$5.85
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.67	0.90	4.58
ING VP Strategic Allocation Growth Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$986.80	1.21%	$6.06
Class I	1,000.00	987.50	0.71	3.56
Class S	1,000.00	986.20	0.96	4.81
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,020.37	0.96	4.89
ING VP Strategic Allocation Moderate Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$997.40	1.20%	$6.04
Class I	1,000.00	1,000.70	0.70	3.53
Class S	1,000.00	999.30	0.95	4.79
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	1,020.42	0.95	4.84

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Variable Portfolios, Inc. and ING Strategic Allocation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio, and ING VP Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., and ING VP Strategic Allocation Conservative Portfolio, ING VP Strategic Allocation Growth Portfolio, and ING VP Strategic Allocation Moderate Portfolio, each a series of ING Strategic Allocation Portfolios, Inc., as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at value+*	$2,627,112,654	$1,386,408,010	$806,626,017
Short-term investments in affiliates at amortized cost	9,825,000	36,350,000	8,000,000
Short-term investments at amortized cost	270,432,365	348,062,550	237,508,597
Cash	70,411	2,583,488	3,348
Cash collateral for futures	1,080,000	1,328,000	504,000
Receivables:
Investment securities sold	—	30,514,410	14,488,723
Fund shares sold	2,634,599	1,566,020	4,900,667
Dividends and interest	3,853,447	966,689	693,299
Prepaid expenses	1,183	682	478

Total assets	2,915,009,659	1,807,779,849	1,072,725,129

LIABILITIES:
Payable for investment securities purchased	—	37,952,449	14,798,779
Payable for fund shares redeemed	5,162,707	57,306	727,702
Payable for futures variation margin	114,125	149,400	6,813
Payable upon receipt of securities loaned	265,081,365	345,203,550	236,256,597
Payable to affiliates	987,002	618,140	364,637
Payable for directors fees	19,809	15,907	9,890
Other accrued expenses and liabilities	219,991	126,825	100,447

Total liabilities	271,584,999	384,123,577	252,264,865

NET ASSETS	$2,643,424,660	$1,423,656,272	$820,460,264

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,330,702,788	$1,261,355,062	$814,595,063
Undistributed net investment income	42,151,648	14,290,606	5,454,465
Accumulated net realized gain on investments and futures	136,984,878	131,130,460	31,978,461
Net unrealized appreciation or depreciation on investments and futures	133,585,346	16,880,144	(31,567,725)

NET ASSETS	$2,643,424,660	$1,423,656,272	$820,460,264

+ Including securities loaned at value	$256,916,391	$333,474,067	$226,632,365
* Cost of investments in securities	$2,493,372,694	$1,369,456,203	$838,317,248
Class I:
Net assets	$2,323,707,475	$1,177,708,163	$638,473,920
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	128,177,178	64,240,570	42,043,393
Net asset value and redemption price per share	$18.13	$18.33	$15.19
Class S:
Net assets	$319,717,185	$245,948,109	$181,986,344
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,772,631	13,563,337	12,121,003
Net asset value and redemption price per share	$17.99	$18.13	$15.01

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING VP Strategic Allocation Conservative Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Moderate Portfolio
ASSETS:
Investments in securities at value+*	$139,233,557	$274,702,338	$266,790,851
Short-term investments in affiliates at amortized cost	7,850,000	7,000,000	7,800,000
Short-term investments at amortized cost	33,926,403	55,364,850	59,201,517
Cash	42,502	178,236	390,470
Cash collateral for futures	167,395	224,549	286,562
Foreign currencies at value**	135	163	420
Receivables:
Investment securities sold	8,926,560	18,402,348	15,444,653
Fund shares sold	2,180	3,040	28,461
Dividends and interest	569,939	608,738	733,370
Variation margin	58,091	21,909	48,766
Unrealized appreciation on swap agreements	6,392	3,962	7,065
Prepaid expenses	39	143	240
Reimbursement due from manager	17,431	—	22,136

Total assets	190,800,624	356,510,276	350,754,511

LIABILITIES:
Payable for investment securities purchased	16,914,793	29,134,238	25,259,173
Payable for fund shares redeemed	1,591,231	1,932,732	1,607,085
Payable for futures variation margin	39,495	29,660	31,225
Payable upon receipt of securities loaned	33,636,403	54,860,850	58,667,517
Unrealized depreciation on forward foreign currency contracts	—	2,871	3,163
Unrealized depreciation on swap agreements	5,136	3,187	5,681
Payable to affiliates	77,748	153,047	149,628
Payable for directors fees	7,200	2,932	7,045
Other accrued expenses and liabilities	60,497	77,932	72,189

Total liabilities	52,332,503	86,197,449	85,802,706

NET ASSETS	$138,468,121	$270,312,827	$264,951,805

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$119,281,591	$211,494,132	$213,796,114
Undistributed net investment income	4,882,696	5,228,484	6,687,528
Accumulated net realized gain on investments, foreign currency related transactions, futures, swaps and written options	9,182,045	28,303,921	24,431,941
Net unrealized appreciation on investments, foreign currency related transactions, futures, and swaps	5,121,789	25,286,290	20,036,222

NET ASSETS	$138,468,121	$270,312,827	$264,951,805

+ Including securities loaned at value	$32,907,026	$53,402,156	$57,237,268
* Cost of investments in securities	$134,128,479	$249,371,440	$246,805,132
** Cost of foreign currencies	$135	$602	$622

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

	ING VP Strategic Allocation Conservative Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Moderate Portfolio
Class ADV:
Net assets	$1,018	$996	$1,010
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	76	60	67
Net asset value and redemption price per share	$13.44	$16.50	$15.07
Class I:
Net assets	$136,938,088	$269,587,056	$263,759,145
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,135,623	16,274,167	17,400,045
Net asset value and redemption price per share	$13.51	$16.57	$15.16
Class S:
Net assets	$1,529,015	$724,775	$1,191,650
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	113,732	43,960	78,918
Net asset value and redemption price per share	$13.44	$16.49	$15.10

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$51,925,858	$21,063,169	$8,248,966
Interest(1)	2,164,955	1,498,936	1,329,113
Securities lending income	215,095	607,255	1,163,184

Total investment income	54,305,908	23,169,360	10,741,263

EXPENSES:
Investment management fees	9,226,901	5,974,502	3,706,913
Distribution and service fees:
Class S	590,473	616,007	498,439
Transfer agent fees	1,328	433	603
Administrative service fees	1,449,900	821,467	509,684
Shareholder reporting expense	133,300	78,489	53,880
Registration fees	1,609	919	646
Professional fees	177,464	111,152	72,104
Custody and accounting expense	246,657	141,759	114,202
Directors fees	164,994	99,028	60,028
Miscellaneous expense	143,740	78,443	48,706
Interest expense	—	244	—

Total expenses	12,136,366	7,922,443	5,065,205
Net waived and reimbursed fees	(26,990)	(18,276)	(14,631)

Net expenses	12,109,376	7,904,167	5,050,574

Net investment income	42,196,532	15,265,193	5,690,689

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	206,871,181	140,275,899	41,161,379
Futures	3,516,950	(888,346)	(2,063,438)

Net realized gain on investments and futures	210,388,131	139,387,553	39,097,941

Net change in unrealized appreciation or depreciation on:
Investments	(121,720,344)	(79,730,187)	(102,539,560)
Futures	(273,091)	74,226	253,588

Net change in unrealized appreciation or depreciation on investments and futures	(121,993,435)	(79,655,961)	(102,285,972)

Net realized and unrealized gain (loss) on investments and futures	88,394,696	59,731,592	(63,188,031)

Increase (decrease) in net assets resulting from operations	$130,591,228	$74,996,785	$(57,497,342)

*Foreigntaxes withheld	$—	$—	$2,775
(1) Affiliated income	$1,749,158	$1,196,114	$960,057

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING VP Strategic Allocation Conservative Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Moderate Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,126,129	$4,648,236	$3,773,957
Interest(1)	4,533,151	2,535,817	4,687,957
Securities lending income	124,432	102,667	178,789

Total investment income	5,783,712	7,286,720	8,640,703

EXPENSES:
Investment management fees	856,375	1,749,586	1,696,094
Distribution and service fees:
Class ADV	8	8	8
Class S	2,567	945	2,195
Transfer agent fees	183	365	365
Administrative service fees	78,498	160,373	155,470
Shareholder reporting expense	7,994	19,424	13,030
Registration fees	355	450	674
Professional fees	11,894	27,415	26,551
Custody and accounting expense	65,076	89,665	95,888
Directors fees	12,045	18,872	18,361
Miscellaneous expense	12,156	17,894	19,493
Interest expense on reverse repurchase agreement	—	—	14,239

Total expenses	1,047,151	2,084,997	2,042,368
Net waived and reimbursed fees	(114,826)	(7,905)	(58,393)

Net expenses	932,325	2,077,092	1,983,975

Net investment income	4,851,387	5,209,628	6,656,728

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain on:
Investments	9,356,652	30,514,580	26,230,648
Foreign currency related transactions	4,109	22,250	12,454
Futures, swaps, and written options	641,700	516,250	759,973

Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	10,002,461	31,053,080	27,003,075

Net change in unrealized appreciation or depreciation on:
Investments	(6,787,900)	(21,427,293)	(18,267,582)
Foreign currency related transactions	152	2,587	(96)
Futures and swaps	22,429	(25,857)	65,985

Net change in unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	(6,765,319)	(21,450,563)	(18,201,693)

Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	3,237,142	9,602,517	8,801,382

Increase in net assets resulting from operations	$8,088,529	$14,812,145	$15,458,110

* Foreign taxes withheld	$21,573	$133,519	$95,281
(1) Affiliated income	$536,140	$516,476	$493,790

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus LargeCap Portfolio		ING VP Index Plus MidCap Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$42,196,532	$31,477,054	$15,265,193	$11,320,417
Net realized gain on investments and futures	210,388,131	165,245,607	139,387,553	105,395,600
Net change in unrealized appreciation or depreciation on investments and futures	(121,993,435)	115,071,316	(79,655,961)	(6,225,713)

Increase in net assets resulting from operations	130,591,228	311,793,977	74,996,785	110,490,304

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(29,658,100)	(15,985,488)	(9,245,456)	(5,598,196)
Class S	(1,795,960)	(6,122,883)	(1,137,434)	(1,478,795)
Net realized gains:
Class I	—	—	(88,976,015)	(68,434,199)
Class S	—	—	(16,919,188)	(24,305,765)

Total distributions	(31,454,060)	(22,108,371)	(116,278,093)	(99,816,955)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	584,837,947	1,045,734,833	250,536,595	469,884,334
Dividends reinvested	31,454,060	22,108,371	116,278,093	99,816,955

	616,292,007	1,067,843,204	366,814,688	569,701,289
Cost of shares redeemed	(633,637,563)	(742,168,372)	(277,567,728)	(327,940,417)

Net increase (decrease) in net assets resulting from capital share transactions	(17,345,556)	325,674,832	89,246,960	241,760,872

Net increase in net assets	81,791,612	615,360,438	47,965,652	252,434,221

NET ASSETS:
Beginning of year	2,561,633,048	1,946,272,610	1,375,690,620	1,123,256,399

End of year	$2,643,424,660	$2,561,633,048	$1,423,656,272	$1,375,690,620

Undistributed net investment income at end of year	$42,151,648	$31,450,677	$14,290,606	$10,574,611

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus SmallCap Portfolio		ING VP Strategic Allocation Conservative Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$5,690,689	$3,807,429	$4,851,387	$4,679,838
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	39,097,941	85,695,727	10,002,461	4,148,104
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(102,285,972)	17,483,780	(6,765,319)	3,110,747

Increase (decrease) in net assets resulting from operations	(57,497,342)	106,986,936	8,088,529	11,938,689

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(34)	—
Class I	(3,166,038)	(1,801,475)	(4,671,907)	(3,932,782)
Class S	(242,440)	(1,012,877)	(26,838)	(6,475)
Net realized gains:
Class ADV	—	—	(26)	—
Class I	(70,161,316)	(23,600,099)	(3,523,332)	(4,796,861)
Class S	(19,463,532)	(20,506,830)	(21,032)	(7,947)

Total distributions	(93,033,326)	(46,921,281)	(8,243,169)	(8,744,065)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	207,309,140	544,373,542	14,766,602	11,084,498
Dividends reinvested	93,033,326	46,921,281	8,243,110	8,744,065

	300,342,466	591,294,823	23,009,712	19,828,563
Cost of shares redeemed	(278,712,565)	(413,212,479)	(31,501,546)	(27,591,644)

Net increase (decrease) in net assets resulting from capital share transactions	21,629,901	178,082,344	(8,491,834)	(7,763,081)

Net increase (decrease) in net assets	(128,900,767)	238,147,999	(8,646,474)	(4,568,457)

NET ASSETS:
Beginning of year	949,361,031	711,213,032	147,114,595	151,683,052

End of year	$820,460,264	$949,361,031	$138,468,121	$147,114,595

Undistributed net investment income at end of year	$5,454,465	$3,488,031	$4,882,696	$4,696,995

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Strategic Allocation Growth Portfolio		ING VP Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$5,209,628	$5,159,916	$6,656,728	$6,595,067
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	31,053,080	18,077,897	27,003,075	11,857,186
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(21,450,563)	12,962,536	(18,201,693)	12,571,641

Increase in net assets resulting from operations	14,812,145	36,200,349	15,458,110	31,023,894

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(18)	—	(24)	—
Class I	(5,100,107)	(4,039,806)	(6,567,496)	(5,448,268)
Class S	(4,948)	(804)	(15,830)	(5,320)
Net realized gains:
Class ADV	(60)	—	(40)	—
Class I	(17,046,119)	(3,897,573)	(10,985,363)	(6,437,221)
Class S	(18,055)	(793)	(28,566)	(6,587)

Total distributions	(22,169,307)	(7,938,976)	(17,597,319)	(11,897,396)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,458,976	20,211,753	16,379,652	22,323,395
Dividends reinvested	22,169,228	7,938,976	17,597,255	11,897,396

	35,628,204	28,150,729	33,976,907	34,220,791
Cost of shares redeemed	(56,718,248)	(45,247,026)	(66,295,052)	(43,973,179)

Net decrease in net assets resulting from capital share transactions	(21,090,044)	(17,096,297)	(32,318,145)	(9,752,388)

Net increase (decrease) in net assets	(28,447,206)	11,165,076	(34,457,354)	9,374,110

NET ASSETS:
Beginning of year	298,760,033	287,594,957	299,409,159	290,035,049

End of year	$270,312,827	$298,760,033	$264,951,805	$299,409,159

Undistributed net investment income at end of year	$5,228,484	$5,107,112	$6,687,528	$6,584,365

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class I
		Year Ended December 31,
		2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$17.48		15.42		14.82		13.54		10.85
Income from investment operations:
Net investment income		$0.29	*	0.23	*	0.19	*	0.22		0.14
Net realized and unrealized gain on investments		$0.58		2.00		0.60		1.20		2.68
Total from investment operations		$0.87		2.23		0.79		1.42		2.82
Less distributions from:
Net investment income		$0.22		0.17		0.19		0.14		0.13
Total distributions		$0.22		0.17		0.19		0.14		0.13
Net asset value, end of year		$18.13		17.48		15.42		14.82		13.54
Total Return(1)%		5.03	††	14.58		5.38		10.58		26.14
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$2,323,707		2,352,193		1,389,139		1,511,946		1,389,298
Ratios to average net assets:
Expenses	%	0.44	†	0.43	†	0.45		0.44		0.43
Net investment income	%	1.62	†	1.46	†	1.30		1.55		1.33
Portfolio turnover rate	%	121		128		89		70		88

		Class S
		Year Ended December 31,
		2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$17.32		15.30		14.73		13.49		10.83
Income from investment operations:
Net investment income		$0.25	*	0.18	*	0.16	*	0.19	*	0.15
Net realized and unrealized gain on investments		$0.57		1.99		0.59		1.18		2.63
Total from investment operations		$0.82		2.17		0.75		1.37		2.78
Less distributions from:
Net investment income		$0.15		0.15		0.18		0.13		0.12
Total distributions		$0.15		0.15		0.18		0.13		0.12
Net asset value, end of year		$17.99		17.32		15.30		14.73		13.49
Total Return(1)%		4.77	††	14.28		5.15		10.26		25.84
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$319,717		209,440		557,134		128,127		59,500
Ratios to average net assets:
Expenses	%	0.69	†	0.68	†	0.70		0.69		0.68
Net investment income	%	1.38	†	1.13	†	1.10		1.39		1.11
Portfolio turnover rate	%	121		128		89		70		88
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.
††	There was no impact on total return by the affiliate payment in Note 17.

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS MIDCAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class I
		Year Ended December 31,
		2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$18.89		18.69		18.16		15.64		11.86
Income from investment operations:
Net investment income		$0.21		0.17	*	0.16	*	0.09		0.09
Net realized and unrealized gain on investments		$0.83		1.57		1.77		2.50		3.75
Total from investment operations		$1.04		1.74		1.93		2.59		3.84
Less distributions from:
Net investment income		$0.15		0.12		0.09		0.07		0.06
Net realized gains on investments		$1.45		1.42		1.31		—		—
Total distributions		$1.60		1.54		1.40		0.07		0.06
Net asset value, end of year		$18.33		18.89		18.69		18.16		15.64
Total Return(1)%		5.50	††	9.44		11.14		16.59		32.45
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,177,708		1,148,074		844,703		678,869		451,213
Ratios to average net assets:
Expenses	%	0.49	†	0.49	†	0.49		0.49		0.50
Net investment income	%	1.06	†	0.92	†	0.87		0.73		0.78
Portfolio turnover rate	%	127		84		100		108		113

		Class S
		Year Ended December 31,
		2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$18.69		18.53		18.05		15.57		11.83
Income from investment operations:
Net investment income		$0.15		0.12		0.11	*	0.07	*	0.04
Net realized and unrealized gain on investments		$0.84		1.55		1.75		2.47		3.74
Total from investment operations		$0.99		1.67		1.86		2.54		3.78
Less distributions from:
Net investment income		$0.10		0.09		0.07		0.06		0.04
Net realized gains on investments		$1.45		1.42		1.31		—		—
Total distributions		$1.55		1.51		1.38		0.06		0.04
Net asset value, end of year		$18.13		18.69		18.53		18.05		15.57
Total Return(1)%		5.26	††	9.12		10.84		16.35		32.06
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$245,948		227,616		278,554		122,153		19,960
Ratios to average net assets:
Expenses	%	0.74	†	0.74	†	0.74		0.74		0.75
Net investment income	%	0.81	†	0.63	†	0.62		0.45		0.54
Portfolio turnover rate	%	127		84		100		108		113

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.
††	There was no impact on total return by the affiliate payment in Note 17.

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class I
		Year Ended December 31,
		2007	2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$17.99	16.68		16.39		13.52		9.95
Income (loss) from investment operations:
Net investment income		$0.12	0.09	*	0.11	*	0.07		0.03
Net realized and unrealized gain (loss) on investments		$(1.07)	2.20		1.09		2.90		3.56
Total from investment operations		$(0.95)	2.29		1.20		2.97		3.59
Less distributions from:
Net investment income		$0.08	0.07		0.05		0.02		0.02
Net realized gains on investments		$1.77	0.91		0.86		0.08		—
Total distributions		$1.85	0.98		0.91		0.10		0.02
Net asset value, end of year		$15.19	17.99		16.68		16.39		13.52
Total Return(1)%		(6.22)	13.82		7.62		22.07		36.15
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$638,474	745,115		378,121		303,041		168,035
Ratios to average net assets:
Expenses	%	0.49 †	0.49	†	0.49		0.49		0.56
Net investment income	%	0.67 †	0.52	†	0.66		0.64		0.37
Portfolio turnover rate	%	126	93		71		94		120

		Class S
		Year Ended December 31,
		2007	2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$17.79	16.53		16.28		13.46		9.92
Income (loss) from investment operations:
Net investment income		$0.07	0.04	*	0.07	*	0.06	*	0.01
Net realized and unrealized gain (loss) on investments		$(1.06)	2.18		1.08		2.86		3.54
Total from investment operations		$(0.99)	2.22		1.15		2.92		3.55
Less distributions from:
Net investment income		$0.02	0.05		0.04		0.02		0.01
Net realized gains on investments		$1.77	0.91		0.86		0.08		—
Total distributions		$1.79	0.96		0.90		0.10		0.01
Net asset value, end of year		$15.01	17.79		16.53		16.28		13.46
Total Return(1)%		(6.49)	13.48		7.36		21.74		35.83
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$181,986	204,246		333,092		110,292		16,419
Ratios to average net assets:
Expenses	%	0.74 †	0.74	†	0.74		0.74		0.80
Net investment income	%	0.42 †	0.25	†	0.43		0.45		0.13
Portfolio turnover rate	%	126	93		71		94		120

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$13.53		13.53
Income (loss) from investment operations:
Net investment income (loss)	$0.38	*	(0.00	)**
Net realized and unrealized gain on investments	$0.32		—
Total from investment operations	$0.70		(0.00	)**
Less distributions from:
Net investment income	$0.45		—
Net realized gains on investments	$0.34		—
Total distributions	$0.79		—
Net asset value, end of period	$13.44		13.53
Total Return(2)%	5.43		—
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.23		1.22
Net expenses after expense reimbursement(3)(4)%	1.15	†	1.15
Net investment income (loss) after expense reimbursement(3)(4)%	2.86	†	(1.15)
Portfolio turnover rate %	422		335

	Class I
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$13.55		13.27		13.04	12.31	11.09
Income from investment operations:
Net investment income	$0.46	*	0.42	*	0.34	0.25	0.25
Net realized and unrealized gain on investments	$0.29		0.64		0.15	0.72	1.25
Total from investment operations	$0.75		1.06		0.49	0.97	1.50
Less distributions from:
Net investment income	$0.45		0.35		0.26	0.24	0.28
Net realized gains on investments	$0.34		0.43		—	—	—
Total distributions	$0.79		0.78		0.26	0.24	0.28
Net asset value, end of year	$13.51		13.55		13.27	13.04	12.31
Total Return(2)%	5.80		8.37		3.83	7.99	13.65
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$136,938		146,397		151,565	151,489	135,628
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	0.73		0.72		0.75	0.70	0.74
Net expenses after expense reimbursement(4)%	0.65	†	0.65		0.65	0.65	0.65
Net investment income after expense reimbursement(4)%	3.40	†	3.18		2.53	2.16	2.18
Portfolio turnover rate %	422		335		364	317	332
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is more than $(0.005).
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,				August 5, 2005(1) to December 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$13.50		13.25		13.06
Income from investment operations:
Net investment income	$0.42	*	0.39	*	0.06
Net realized and unrealized gain on investments	$0.29		0.64		0.13
Total from investment operations	$0.71		1.03		0.19
Less distributions from:
Net investment income	$0.43		0.35		—
Net realized gains on investments	$0.34		0.43		—
Total distributions	$0.77		0.78		—
Net asset value, end of period	$13.44		13.50		13.25
Total Return(2)%	5.53		8.13		1.45
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,529		717		118
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.98		0.97		1.00
Net expenses after expense reimbursement(3)(4)%	0.90	†	0.90		0.90
Net investment income after expense reimbursement(3)(4)%	3.18	†	3.00		2.68
Portfolio turnover rate %	422		335		364
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$17.06		17.06
Income (loss) from investment operations:
Net investment income (loss)	$0.22		(0.00	)**
Net realized and unrealized gain on investments	$0.53		—
Total from investment operations	$0.75		(0.00	)**
Less distributions from:
Net investment income	$0.30		—
Net realized gains on investments	$1.01		—
Total distributions	$1.31		—
Net asset value, end of period	$16.50		17.06
Total Return(2)%	4.62		—
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1		1
Ratios to average net assets:
Expenses(3)%	1.21	†	1.21
Net investment income (loss)(3)%	1.34	†	(1.21)
Portfolio turnover rate %	240		233

	Class I
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$17.06		15.48		14.76	13.32	10.81
Income from investment operations:
Net investment income	$0.30	*	0.28	*	0.22	0.18	0.15
Net realized and unrealized gain on investments	$0.52		1.73		0.68	1.41	2.47
Total from investment operations	$0.82		2.01		0.90	1.59	2.62
Less distributions from:
Net investment income	$0.30		0.22		0.18	0.15	0.11
Net realized gains on investments	$1.01		0.21		—	—	—
Total distributions	$1.31		0.43		0.18	0.15	0.11
Net asset value, end of year	$16.57		17.06		15.48	14.76	13.32
Total Return(2)%	5.04		13.19		6.20	12.01	24.34
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$269,587		298,451		287,566	263,494	219,260
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	0.71		0.71		0.73	0.70	0.74
Net expenses after expense reimbursement/recoupment(4)%	0.71	†	0.71		0.73	0.70	0.75
Net investment income after expense reimbursement/recoupment(4)%	1.79	†	1.77		1.43	1.46	1.32
Portfolio turnover rate %	240		233		232	205	232
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Amount is more than $(0.005).
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,				August 5, 2005(1) to December 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$17.00		15.46		14.98
Income from investment operations:
Net investment income	$0.26	*	0.23	*	0.06
Net realized and unrealized gain on investments	$0.52		1.73		0.42
Total from investment operations	$0.78		1.96		0.48
Less distributions from:
Net investment income	$0.28		0.21		—
Net realized gains on investments	$1.01		0.21		—
Total distributions	$1.29		0.42		—
Net asset value, end of period	$16.49		17.00		15.46
Total Return(2)%	4.77		12.91		3.20
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$725		308		29
Ratios to average net assets:
Expenses(3)%	0.96	†	0.96		0.98
Net investment income(3)%	1.55	†	1.47		1.27
Portfolio turnover rate %	240		233		232
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$15.32		15.32
Income (loss) from investment operations:
Net investment income (loss)	$0.27		(0.00	)**
Net realized and unrealized gain on investments	$0.44		—
Total from investment operations	$0.71		(0.00	)**
Less distributions from:
Net investment income	$0.36		—
Net realized gains on investments	$0.60		—
Total distributions	$0.96		—
Net asset value, end of period	$15.07		15.32
Total Return(2)%	4.87		—
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.22		1.21
Net expenses after expense reimbursement(3)(4)%	1.20	†	1.20
Net investment income (loss) after expense reimbursement(3)(4)%	1.83	†	(1.20)
Portfolio turnover rate %	302		258

	Class I
	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$15.32		14.35		13.91		12.78	10.86
Income from investment operations:
Net investment income	$0.36	*	0.33	*	0.26	*	0.20	0.18
Net realized and unrealized gain on investments	$0.44		1.23		0.39		1.09	1.92
Total from investment operations	$0.80		1.56		0.65		1.29	2.10
Less distributions from:
Net investment income	$0.36		0.27		0.21		0.16	0.18
Net realized gains on investments	$0.60		0.32		—		—	—
Total distributions	$0.96		0.59		0.21		0.16	0.18
Net asset value, end of year	$15.16		15.32		14.35		13.91	12.78
Total Return(2)%	5.48		11.17		4.70		10.23	19.47
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$263,759		298,715		289,673		268,292	208,837
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.72		0.71		0.74		0.70	0.74
Net expenses after expense reimbursement(3)(4)%	0.70	†	0.70		0.70		0.70	0.70
Net investment income after expense reimbursement(3)(4)%	2.36	†	2.26		1.89		1.77	1.75
Portfolio turnover rate %	302		258		301		262	278
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is more than $(0.005).
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,				June 7, 2005(1) to December 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$15.27		14.34		14.02
Income from investment operations:
Net investment income	$0.32	*	0.29	*	0.17	*
Net realized and unrealized gain on investments	$0.44		1.22		0.36
Total from investment operations	$0.76		1.51		0.53
Less distributions from:
Net investment income	$0.33		0.26		0.21
Net realized gains on investments	$0.60		0.32		—
Total distributions	$0.93		0.58		0.21
Net asset value, end of period	$15.10		15.27		14.34
Total Return(2)%	5.25		10.80		3.81
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,192		693		362
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.97		0.96		0.99
Net expenses after expense reimbursement(3)(4)%	0.95	†	0.95		0.95
Net investment income after expense reimbursement(3)(4)%	2.11	†	2.00		1.80
Portfolio turnover rate %	302		258		301
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. and ING Strategic Allocation Portfolios, Inc. (each a “Company” and collectively the “Companies”) are each registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company.

ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are eight separate investment portfolios that comprise ING Variable Portfolios, Inc. The three portfolios (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING VP Index Plus LargeCap Portfolio (“VP Index Plus LargeCap”), ING VP Index Plus MidCap Portfolio (“VP Index Plus MidCap”) and ING VP Index Plus SmallCap Portfolio (“VP Index Plus SmallCap”).

ING Strategic Allocation Portfolios, Inc. is a company incorporated under the laws of Maryland on October 14, 1994. There are three separate investment portfolios (each a “Portfolio”, collectively the “Portfolios”) that comprise ING Strategic Allocation Portfolios, Inc., ING VP Strategic Allocation Conservative Portfolio (“VP Strategic Allocation Conservative”), ING VP Strategic Allocation Growth Portfolio (“VP Strategic Allocation Growth”) and ING VP Strategic Allocation Moderate Portfolio (“VP Strategic Allocation Moderate”).

VP Index Plus LargeCap seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a market level of risk.

VP Index Plus MidCap seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) MidCap 400 Index, while maintaining a market level of risk.

VP Index Plus SmallCap seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk.

VP Strategic Allocation Conservative seeks to provide total return consistent with preservation of capital.

VP Strategic Allocation Growth seeks to provide capital appreciation.

VP Strategic Allocation Moderate seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Each Portfolio offers Class I and Class S shares. Additionally, VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation

Moderate offer Adviser (“ADV”) Class shares. The three classes differ principally in the applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its relative daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including shareholder servicing fees.

Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of each Company under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio’s behalf.

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC (the “Distributor” or ”IFD”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, each Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.	Illiquid and Restricted Securities. VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap each may not invest more than 10% of its

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

net assets in illiquid securities. VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation Moderate each may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.	When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

L.	Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation Moderate Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.	Swap Contracts. Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.

N.

Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

O.	Indemnifications. In the normal course of business, the Companies may enter into contracts that provide certain indemnifications. The Companies maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and the proceeds from the sale of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
VP Index Plus LargeCap	$3,182,419,001	$3,138,426,169
VP Index Plus MidCap	1,854,788,153	1,897,192,698
VP Index Plus SmallCap	1,129,936,933	1,189,077,352
VP Strategic Allocation Conservative	117,215,717	137,767,259
VP Strategic Allocation Growth	355,262,011	416,554,729
VP Strategic Allocation Moderate	313,100,859	366,553,932

U.S. government securities not included above were as follows:

	Purchases	Sales
VP Strategic Allocation Conservative	$471,916,950	$455,006,868
VP Strategic Allocation Growth	329,351,472	299,320,480
VP Strategic Allocation Moderate	523,633,566	495,597,644

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment

Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

VP Index Plus LargeCap	0.35%
VP Index Plus MidCap	0.40%
VP Index Plus SmallCap	0.40%
VP Strategic Allocation Conservative	0.60%
VP Strategic Allocation Growth	0.60%
VP Strategic Allocation Moderate	0.60%

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Certain ING Portfolios sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2007, the Investment Advisor for the Portfolios waived the following amounts, which are not subject to recoupment:

VP Index Plus LargeCap	$26,990
VP Index Plus MidCap	18,276
VP Index Plus SmallCap	14,631
VP Strategic Allocation Conservative	8,136
VP Strategic Allocation Growth	7,905
VP Strategic Allocation Moderate	7,518

Pursuant to the Administration Agreement, ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION FEES

ADV Class shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 5 — DISTRIBUTION FEES (continued)

Class S shares of the respective Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s Class S shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S of the Portfolios pays the Distributor Distribution Fees at a rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2007, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
VP Index Plus LargeCap	$798,700	$125,782	$62,520	$987,002
VP Index Plus MidCap	497,172	68,563	52,405	618,140
VP Index Plus SmallCap	286,815	39,510	38,312	364,637
VP Strategic Allocation Conservative	70,846	6,578	324	77,748
VP Strategic Allocation Growth	139,966	12,927	154	153,047
VP Strategic Allocation Moderate	136,743	12,623	262	149,628

At December 31, 2007, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — VP Index Plus LargeCap (46.34%); VP Index Plus MidCap (52.60%); VP Index Plus SmallCap (37.14%); VP Strategic Allocation Conservative (96.70%); VP Strategic Allocation Growth (95.98%); and VP Strategic Allocation Moderate (96.61%)

ING LifeStyle Aggressive Growth Portfolio — VP Index Plus LargeCap (5.66%)

ING LifeStyle Growth Portfolio — VP Index Plus LargeCap (13.22%); VP Index Plus MidCap (10.16%); and VP Index Plus SmallCap (13.52%)

ING LifeStyle Moderate Growth Portfolio — VP Index Plus LargeCap (10.09%) and VP Index Plus SmallCap (10.32%)

ING National Trust — VP Index Plus SmallCap (5.33%)

ING USA Annuity and Life Insurance Company — VP Index Plus LargeCap (11.54%); VP Index Plus MidCap (16.53%); and VP Index Plus SmallCap (20.91%)

The Companies have adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreements”) with each of the Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class ADV	Class I	Class S
VP Index Plus LargeCap	N/A	0.55%	0.80%
VP Index Plus MidCap	N/A	0.60%	0.85%
VP Index Plus SmallCap	N/A	0.60%	0.85%
VP Strategic Allocation Conservative	1.15%	0.65%	0.90%
VP Strategic Allocation Growth	1.25%	0.75%	1.00%
VP Strategic Allocation Moderate	1.20%	0.70%	0.95%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2008	2009	2010	Total
VP Strategic Allocation Conservative	$152,215	$101,707	$106,690	$360,612
VP Strategic Allocation Moderate	102,846	15,186	50,875	168,907

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — BORROWINGS

All of the Portfolios included in this report, in addition to certain other Portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to

0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolio utilized the line of credit during the year ended December 31, 2007.

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
VP Index Plus MidCap	2	$782,500	5.70%

During the year ended December 31, 2007, VP Strategic Allocation Moderate entered into reverse repurchase agreements that had an average daily balance outstanding of $1,180,180 with an average interest rate of 5.37% and paid interest of $14,239. There were no outstanding reverse repurchase agreements as of December 31, 2007.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
VP Index Plus LargeCap (Number of Shares)
Shares sold	23,704,067	56,686,371	8,778,375	8,488,048
Dividends reinvested	1,705,469	1,001,597	103,873	386,302
Shares redeemed	(31,787,126)	(13,212,594)	(3,200,299)	(33,191,714)

Net increase (decrease) in shares outstanding	(6,377,590)	44,475,374	5,681,949	(24,317,364)

VP Index Plus LargeCap ($)
Shares sold	$427,491,782	$911,026,600	$157,346,165	$134,708,233
Dividends reinvested	29,658,100	15,985,488	1,795,960	6,122,883
Shares redeemed	(576,171,274)	(214,302,014)	(57,466,289)	(527,866,358)

Net increase (decrease)	$(119,021,392)	$712,710,074	$101,675,836	$(387,035,242)

	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
VP Index Plus MidCap (Number of Shares)
Shares sold	9,625,192	20,080,967	3,505,312	5,083,472
Dividends reinvested	5,352,669	3,999,589	992,667	1,405,153
Shares redeemed	(11,521,257)	(8,494,158)	(3,111,849)	(9,345,068)

Net increase (decrease) in shares outstanding	3,456,604	15,586,398	1,386,130	(2,856,443)

VP Index Plus MidCap ($)
Shares sold	$183,759,944	$374,484,789	$66,776,651	$95,399,545
Dividends reinvested	98,221,472	74,032,395	18,056,621	25,784,560
Shares redeemed	(218,617,745)	(154,435,484)	(58,949,983)	(173,504,933)

Net increase (decrease)	$63,363,671	$294,081,700	$25,883,289	$(52,320,828)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
VP Index Plus SmallCap (Number of Shares)
Shares sold	9,936,569	25,013,408	2,418,198	5,820,451
Dividends reinvested	4,396,124	1,429,464	1,192,855	1,222,016
Shares redeemed	(13,706,804)	(7,693,244)	(2,970,975)	(15,716,149)

Net increase (decrease) in shares outstanding	625,889	18,749,628	640,078	(8,673,682)

VP Index Plus SmallCap ($)
Shares sold	$167,629,988	$442,612,423	$39,679,152	$101,761,119
Dividends reinvested	73,327,354	25,401,574	19,705,972	21,519,707
Shares redeemed	(229,248,987)	(135,565,638)	(49,463,578)	(277,646,841)

Net increase (decrease)	$11,708,355	$332,448,359	$9,921,546	$(154,366,015)

	Class ADV		Class I
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
VP Strategic Allocation Conservative (Number of Shares)
Shares sold	2	74	1,021,860	795,428
Dividends reinvested	—	—	632,837	680,939
Shares redeemed	—	—	(2,322,499)	(2,097,040)

Net increase (decrease) in shares outstanding	2	74	(667,802)	(620,673)

VP Strategic Allocation Conservative ($)
Shares sold	$26	$1,000	$13,694,216	$10,415,037
Dividends reinvested	—	—	8,195,239	8,729,643
Shares redeemed	—	—	(31,185,628)	(27,479,240)

Net increase (decrease)	$26	$1,000	$(9,296,173)	$(8,334,560)

			Class S
			Year Ended December 31, 2007	Year Ended December 31, 2006
VP Strategic Allocation Conservative (Number of Shares)
Shares sold			80,497	51,431
Dividends reinvested			3,708	1,128
Shares redeemed			(23,551)	(8,390)

Net increase in shares outstanding			60,654	44,169

VP Strategic Allocation Conservative ($)
Shares sold			$1,072,360	$668,461
Dividends reinvested			47,871	14,422
Shares redeemed			(315,918)	(112,404)

Net increase			$804,313	$570,479

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class ADV		Class I
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
VP Strategic Allocation Growth (Number of Shares)
Shares sold	1	59	759,726	1,247,466
Dividends reinvested	—	—	1,381,549	500,465
Shares redeemed	—	—	(3,363,321)	(2,828,645)

Net increase (decrease) in shares outstanding	1	59	(1,222,046)	(1,080,714)

VP Strategic Allocation Growth ($)
Shares sold	$16	$1,000	$12,807,326	$19,919,153
Dividends reinvested	—	—	22,146,225	7,937,380
Shares redeemed	—	—	(56,476,252)	(45,210,797)

Net increase (decrease)	$16	$1,000	$(21,522,701)	$(17,354,264)

			Class S
			Year Ended December 31, 2007	Year Ended December 31, 2006
VP Strategic Allocation Growth (Number of Shares)
Shares sold			39,308	18,436
Dividends reinvested			1,439	101
Shares redeemed			(14,924)	(2,258)

Net increase in shares outstanding			25,823	16,279

VP Strategic Allocation Growth ($)
Shares sold			$651,634	$291,600
Dividends reinvested			23,003	1,596
Shares redeemed			(241,996)	(36,229)

Net increase			$432,641	$256,967

	Class ADV		Class I
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
VP Strategic Allocation Moderate (Number of Shares)
Shares sold	2	65	1,037,764	1,491,383
Dividends reinvested	—	—	1,203,900	828,835
Shares redeemed	—	—	(4,343,607)	(2,999,552)

Net increase (decrease) in shares outstanding	2	65	(2,101,943)	(679,334)

VP Strategic Allocation Moderate ($)
Shares sold	$30	$1,000	$15,746,184	$21,742,480
Dividends reinvested	—	—	17,552,859	11,885,489
Shares redeemed	—	—	(66,122,963)	(43,669,745)

Net increase (decrease)	$30	$1,000	$(32,823,920)	$(10,041,776)

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006
VP Strategic Allocation Moderate (Number of Shares)
Shares sold	41,840	40,062
Dividends reinvested	3,051	831
Shares redeemed	(11,363)	(20,723)

Net increase in shares outstanding	33,528	20,170

VP Strategic Allocation Moderate ($)
Shares sold	$633,438	$579,915
Dividends reinvested	44,396	11,907
Shares redeemed	(172,089)	(303,434)

Net increase	$505,745	$288,388

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2007, the Portfolios had securities on loan and received collateral with the following market values:

	Value of Securities Loaned	Value of Collateral
VP Index Plus LargeCap	$256,916,391	$265,081,365
VP Index Plus MidCap	333,474,067	345,203,550
VP Index Plus SmallCap	226,632,365	236,256,597
VP Strategic Allocation Conservative	32,907,026	33,636,403
VP Strategic Allocation Growth	53,402,156	54,860,850
VP Strategic Allocation Moderate	57,237,268	58,667,517

NOTE 11 — OPTIONS WRITTEN

Transactions in written options for VP Strategic Allocation Conservative for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium
Balance at 12/31/06	—	$—
Options Written	108	21,330
Options Terminated in Closing Purchase Transactions	(108)	(21,330)

Balance at 12/31/07	—	$—

Transactions in written options for VP Strategic Allocation Growth for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium
Balance at 12/31/06	—	$—
Options Written	48	9,480
Options Terminated in Closing Purchase Transactions	(48)	(9,480)

Balance at 12/31/07	—	$—

Transactions in written options for VP Strategic Allocation Moderate for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premium
Balance at 12/31/06	—	$—
Options Written	104	20,540
Options Terminated in Closing Purchase Transactions	(104)	(20,540)

Balance at 12/31/07	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for VP Index Plus SmallCap) of the Portfolios’ net assets, at market value, at time of purchase.

	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets

VP Index Plus SmallCap	Alabama National Bancorp.	26,000	09/25/07	$2,019,834	$2,023,060	0.2%

VP Strategic Allocation Conservative	Alabama National Bancorp.	80	09/25/07	$6,213	$6,225	0.0%

VP Strategic Allocation Growth	Alabama National Bancorp.	400	09/25/07	$31,064	$31,124	0.0%

VP Strategic Allocation Moderate	Alabama National Bancorp.	200	09/25/07	$15,532	$15,562	0.0%

NOTE 13 — CONCENTRATION OF INVESTMENT RISK

Foreign Securities (VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation Moderate). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses) On Investments
VP Index Plus LargeCap	$(41,501)	$41,501
VP Index Plus MidCap	(1,166,308)	1,166,308
VP Index Plus SmallCap	(315,777)	315,777
VP Strategic Allocation Conservative	33,093	(33,093)
VP Strategic Allocation Growth	16,817	(16,817)
VP Strategic Allocation Moderate	29,785	(29,785)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
VP Index Plus LargeCap	$31,454,060	$—	$22,108,371	$—
VP Index Plus MidCap	36,018,831	80,259,262	55,247,050	44,569,905
VP Index Plus SmallCap	39,157,943	53,875,383	20,353,752	26,567,529
VP Strategic Allocation Conservative	5,506,546	2,736,623	4,642,345	4,101,720
VP Strategic Allocation Growth	9,499,660	12,669,647	4,040,610	3,898,366
VP Strategic Allocation Moderate	9,078,874	8,518,445	5,453,588	6,443,808

The tax-basis components of distributable earnings as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
VP Index Plus LargeCap	$71,446,125	$120,946,041	$120,329,706
VP Index Plus MidCap	23,911,616	128,722,345	9,667,248
VP Index Plus SmallCap	5,422,714	40,336,887	(39,894,400)
VP Strategic Allocation Conservative	8,081,590	6,441,002	4,663,938
VP Strategic Allocation Growth	11,650,129	23,267,715	23,900,851
VP Strategic Allocation Moderate	13,342,462	19,497,700	18,315,529

The Portfolio’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the “Code”) and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and “eligible investors” in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. It was disclosed in the Portfolios’ Annual Report for the year ended December 31, 2006, that an affiliate of a Portfolios’ investment adviser may have failed to limit the availability of VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus Small Cap for investment to “eligible investors” under the Code. Management has determined that it is more likely than not the Portfolios would sustain their tax position relative to this matter.

NOTE 15 — SUBSEQUENT EVENT

On December 17, 2007, shareholders approved a proposal to convert VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation Moderate to a fund-of-funds structure. It is expected that this will take place during the 1st quarter of 2008.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

The adviser and its affiliates (“ING”) received informal and formal requests for information or subpoenas from the SEC, NASD, Attorney General for the State of New York (“NYAG”) as well as certain other governmental agencies in connection with “late trading” activity and/or “market timing” activity in the Portfolios. ING agreed with the Portfolios to indemnify and hold harmless the Portfolios from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission. In November, 2007, ING settled its indemnification commitments by making payments to the affected Portfolios. In connection with the settlement, ING paid $22,785 to VP Index Plus LargeCap and $23,412 to VP Index Plus MidCap.

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 99.4%
Advertising: 1.1%
594,100		Omnicom Group	$28,237,573

			28,237,573

Aerospace/Defense: 3.8%
84,800		Boeing Co.	7,416,608
103,700		General Dynamics Corp.	9,228,263
144,100		L-3 Communications Holdings, Inc.	15,265,954
193,700	L	Lockheed Martin Corp.	20,388,862
253,800		Northrop Grumman Corp.	19,958,832
377,000		United Technologies Corp.	28,855,580

			101,114,099

Agriculture: 1.6%
401,050		Altria Group, Inc.	30,311,359
60,400	L	Reynolds American, Inc.	3,983,984
163,100	L	UST, Inc.	8,937,880

			43,233,223

Apparel: 1.5%
597,800		Nike, Inc.	38,402,672

			38,402,672

Auto Parts & Equipment: 0.0%
32,800		Johnson Controls, Inc.	1,182,112

			1,182,112

Banks: 3.5%
440,947		Bank of America Corp.	18,193,473
153,300	L	Comerica, Inc.	6,673,149
38,900		Commerce Bancorp., Inc.	1,483,646
262,300		Marshall & Ilsley Corp.	6,945,704
464,650		Regions Financial Corp.	10,988,973
637,636	L	Wachovia Corp.	24,249,297
781,900	L	Wells Fargo & Co.	23,605,561

			92,139,803

Beverages: 3.6%
375,000		Anheuser-Busch Cos., Inc.	19,627,500
204,100		Coca-Cola Co.	12,525,617
352,300	@	Constellation Brands, Inc.	8,328,372
232,600		Pepsi Bottling Group, Inc.	9,178,396
601,750		PepsiCo, Inc.	45,672,825

			95,332,710

Biotechnology: 0.3%
23,700	@, L	Genzyme Corp.	1,764,228
98,300	@	Millipore Corp.	7,193,594

			8,957,822

Building Materials: 0.5%
669,000		Masco Corp.	14,457,090

			14,457,090

Chemicals: 1.7%
14,300		Air Products & Chemicals, Inc.	1,410,409
32,300		Ecolab, Inc.	1,654,083
26,100		EI DuPont de Nemours & Co.	1,150,749
75,600		International Flavors & Fragrances, Inc.	3,638,628
214,900		Monsanto Co.	24,002,181
230,600	L	Sigma-Aldrich Corp.	12,590,760

			44,446,810

Shares			Value

Commercial Services: 1.2%
21,300	@, L	Apollo Group, Inc. - Class A	$1,494,195
118,750		McKesson Corp.	7,779,313
37,900		Robert Half International, Inc.	1,024,816
185,900		RR Donnelley & Sons Co.	7,015,866
638,300		Western Union Co.	15,497,924

			32,812,114

Computers: 5.4%
19,400	@	Affiliated Computer Services, Inc.	874,940
205,700	@	Apple, Inc.	40,745,056
34,800	@, L	Cognizant Technology Solutions Corp.	1,181,112
1,196,200	@	Dell, Inc.	29,318,862
300,400		Electronic Data Systems Corp.	6,227,292
755,200	@	EMC Corp.	13,993,856
631,218		Hewlett-Packard Co.	31,863,885
92,250	L	International Business Machines Corp.	9,972,225
82,200	@, L	Lexmark International, Inc.	2,865,492
161,400	@, L	Sandisk Corp.	5,353,638

			142,396,358

Cosmetics/Personal Care: 1.2%
70,000		Colgate-Palmolive Co.	5,457,200
357,842		Procter & Gamble Co.	26,272,760

			31,729,960

Diversified Financial Services: 5.2%
65,800		Charles Schwab Corp.	1,681,190
375,800		Citigroup, Inc.	11,063,552
116,600	L	Countrywide Financial Corp.	1,042,404
50,600	L	Freddie Mac	1,723,942
238,000	L	Goldman Sachs Group, Inc.	51,181,900
785,000		JPMorgan Chase & Co.	34,265,250
57,250	L	Lehman Brothers Holdings, Inc.	3,746,440
292,819	L	Merrill Lynch & Co., Inc.	15,718,524
306,600		Morgan Stanley	16,283,526
80,300		SLM Corp.	1,617,242

			138,323,970

Electric: 3.8%
122,700		Constellation Energy Group, Inc.	12,580,431
191,100	L	Dominion Resources, Inc.	9,067,695
248,300		Entergy Corp.	29,676,816
92,800		Exelon Corp.	7,576,192
122,000		FirstEnergy Corp.	8,825,480
39,500		FPL Group, Inc.	2,677,310
45,200		PPL Corp.	2,354,468
281,400		Public Service Enterprise Group, Inc.	27,644,736

			100,403,128

Electrical Components & Equipment: 0.1%
26,600		Emerson Electric Co.	1,507,156

			1,507,156

Electronics: 1.4%
334,900	L	Applera Corp. - Applied Biosystems Group	11,359,808
109,900	@, L	Thermo Electron Corp.	6,339,032
113,048	@@	Tyco Electronics Ltd.	4,197,472
181,300	@	Waters Corp.	14,335,391

			36,231,703

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Food: 1.2%
336,050		General Mills, Inc.	$19,154,850
274,700		Kroger Co.	7,337,237
72,200		WM Wrigley Jr. Co.	4,227,310

			30,719,397

Forest Products & Paper: 0.3%
219,500	L	International Paper Co.	7,107,410

			7,107,410

Hand/Machine Tools: 0.6%
75,200		Black & Decker Corp.	5,237,680
105,700		Snap-On, Inc.	5,098,968
115,200		Stanley Works	5,584,896

			15,921,544

Healthcare — Products: 0.9%
292,800		Johnson & Johnson	19,529,760
26,900	@	St. Jude Medical, Inc.	1,093,216
27,100		Stryker Corp.	2,024,912

			22,647,888

Healthcare — Services: 2.9%
272,300		Aetna, Inc.	15,719,879
185,750	@, L	Coventry Health Care, Inc.	11,005,688
233,900	@	Humana, Inc.	17,615,009
376,450		UnitedHealth Group, Inc.	21,909,390
107,450	@	WellPoint, Inc.	9,426,589

			75,676,555

Household Products/Wares: 0.2%
66,000		Kimberly-Clark Corp.	4,576,440

			4,576,440

Insurance: 8.2%
409,800	@@	ACE Ltd.	25,317,444
22,800		Aflac, Inc.	1,427,964
226,650		Allstate Corp.	11,837,930
882,800		American International Group, Inc.	51,467,240
30,300		AON Corp.	1,445,007
176,300	L	Assurant, Inc.	11,794,470
703,350		Chubb Corp.	38,388,843
28,900		Cigna Corp.	1,552,797
95,737		Hartford Financial Services Group, Inc.	8,347,309
87,150	L	Metlife, Inc.	5,370,183
206,850		Prudential Financial, Inc.	19,245,324
756,100		Travelers Cos., Inc.	40,678,180

			216,872,691

Internet: 1.9%
155,000	@, L	Amazon.com, Inc.	14,359,200
41,700	@, L	Expedia, Inc.	1,318,554
41,700	@	Google, Inc. - Class A	28,834,716
316,400	@, L	Symantec Corp.	5,106,696

			49,619,166

Iron/Steel: 0.2%
52,450		United States Steel Corp.	6,341,730

			6,341,730

Lodging: 0.1%
36,500	L	Harrah’s Entertainment, Inc.	3,239,375

			3,239,375

Shares			Value

Machinery — Construction & Mining: 0.6%
223,900		Caterpillar, Inc.	$16,246,184

			16,246,184

Machinery — Diversified: 0.7%
127,600		Cummins, Inc.	16,252,412
28,600		Deere & Co.	2,663,232

			18,915,644

Media: 2.3%
97,050		Clear Channel Communications, Inc.	3,350,166
150,500	@	DIRECTV Group, Inc.	3,479,560
181,500	@	Viacom - Class B	7,971,480
1,402,500	L	Walt Disney Co.	45,272,700

			60,073,906

Mining: 1.3%
330,200		Freeport-McMoRan Copper & Gold, Inc.	33,825,688

			33,825,688

Miscellaneous Manufacturing: 5.0%
75,600	L	Cooper Industries Ltd.	3,997,728
369,300		Dover Corp.	17,021,037
177,100		Eaton Corp.	17,169,845
1,562,600		General Electric Co.	57,925,582
36,200		Honeywell International, Inc.	2,228,834
85,500		Illinois Tool Works, Inc.	4,577,670
317,525	L	Parker Hannifin Corp.	23,912,808
116,748	@@, L	Tyco International Ltd.	4,629,058

			131,462,562

Oil & Gas: 12.9%
773,768		Chevron Corp.	72,215,767
527,226		ConocoPhillips	46,554,056
19,400		Devon Energy Corp.	1,724,854
1,483,300	S	ExxonMobil Corp.	138,970,377
45,300		Hess Corp.	4,568,958
285,000		Marathon Oil Corp.	17,345,100
120,300		Murphy Oil Corp.	10,206,252
34,600		Noble Energy, Inc.	2,751,392
292,750		Occidental Petroleum Corp.	22,538,823
79,803	@, L	Transocean, Inc.	11,423,799
168,100		Valero Energy Corp.	11,772,043

			340,071,421

Oil & Gas Services: 0.2%
29,300	@, L	National Oilwell Varco, Inc.	2,152,378
37,900		Schlumberger Ltd.	3,728,223

			5,880,601

Pharmaceuticals: 5.7%
19,600	L	Allergan, Inc.	1,259,104
212,950		AmerisourceBergen Corp.	9,555,067
506,700		Bristol-Myers Squibb Co.	13,437,684
569,000		Eli Lilly & Co.	30,378,910
26,200	@	Express Scripts, Inc.	1,912,600
153,300	@	Gilead Sciences, Inc.	7,053,333
37,200	@	Medco Health Solutions, Inc.	3,772,080
920,600		Merck & Co., Inc.	53,496,066
572,350		Pfizer, Inc.	13,009,516
620,650		Schering-Plough Corp.	16,534,116
46,300	@	Watson Pharmaceuticals, Inc.	1,256,582

			151,665,058

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Pipelines: 0.1%
46,700		Williams Cos., Inc.	$1,670,926

			1,670,926

Retail: 4.7%
70,400		Abercrombie & Fitch Co.	5,629,888
32,000	@, L	Autozone, Inc.	3,837,120
105,000		Best Buy Co., Inc.	5,528,250
197,600	@, L	Big Lots, Inc.	3,159,624
395,000	@	Coach, Inc.	12,079,100
241,400		Costco Wholesale Corp.	16,840,064
212,600		CVS Caremark Corp.	8,450,850
395,500		Gap, Inc.	8,416,240
407,600	L	McDonald’s Corp.	24,011,716
56,200	L	Polo Ralph Lauren Corp.	3,472,598
130,300	L	RadioShack Corp.	2,196,858
72,200	@	Starbucks Corp.	1,477,934
270,550		TJX Cos., Inc.	7,772,902
376,400	L	Wal-Mart Stores, Inc.	17,890,292
159,500		Wendy’s International, Inc.	4,121,480

			124,884,916

Savings & Loans: 0.5%
966,300	L	Hudson City Bancorp., Inc.	14,513,826

			14,513,826

Semiconductors: 3.8%
2,212,200		Intel Corp.	58,977,248
28,500	@	MEMC Electronic Materials, Inc.	2,521,965
859,850	@	Nvidia Corp.	29,252,097
312,300		Texas Instruments, Inc.	10,430,820

			101,182,130

Software: 3.6%
126,100	@	Autodesk, Inc.	6,274,736
185,900	@	BMC Software, Inc.	6,625,476
512,200		CA, Inc.	12,779,390
1,482,500		Microsoft Corp.	52,777,000
198,800	@, L	Novell, Inc.	1,365,756
645,800	@	Oracle Corp.	14,582,164

			94,404,522

Telecommunications: 5.4%
1,174,356		AT&T, Inc.	48,806,235
64,900		CenturyTel, Inc.	2,690,754
1,087,800	@	Cisco Systems, Inc.	29,446,746
298,500		Corning, Inc.	7,161,015
327,700	@, L	JDS Uniphase Corp.	4,358,410
107,300	@, L	Juniper Networks, Inc.	3,562,360
686,100		Qualcomm, Inc.	26,998,035
124,500	L	Sprint Nextel Corp.	1,634,685
426,700		Verizon Communications, Inc.	18,642,523

			143,300,763

Transportation: 0.2%
43,300		CSX Corp.	1,904,334
27,700		Union Pacific Corp.	3,479,674

			5,384,008

		Total Common Stock (Cost $2,493,372,694)	2,627,112,654

Shares			Value

SHORT-TERM INVESTMENTS: 10.6%
Mutual Fund: 0.4%
9,825,000	**, S	ING Institutional Prime Money Market Fund	$9,825,000

		Total Mutual Fund (Cost $9,825,000)	9,825,000

Principal Amount			Value

Repurchase Agreement: 0.2%
$5,351,000	S	Deutsche Bank Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $5,352,263 to be received upon repurchase (Collateralized by $5,470,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $5,458,513, due 01/18/08)	$5,351,000

		Total Repurchase Agreement (Cost $5,351,000)	5,351,000

Securities Lending Collateralcc: 10.0%
265,081,365	Bank of New York Mellon Corp. Institutional Cash Reserves		265,081,365

	Total Securities Lending Collateral (Cost $265,081,365)		265,081,365

	Total Short-Term Investments (Cost $280,257,365)		280,257,365

	Total Investments in Securities (Cost $2,773,630,059)*	110.0%	$2,907,370,019
	Other Assets and Liabilities - Net	(10.0)	(263,945,359)

	Net Assets	100.0%	$2,643,424,660

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $2,787,040,313.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$238,019,577
Gross Unrealized Depreciation	(117,689,871)

Net Unrealized Appreciation	$120,329,706

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

ING VP Index Plus LargeCap Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Depreciation
Long Contracts
S&P 500	55	20,311,500	03/19/08	$(154,614)

				$(154,614)

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 94.0%
Advertising: 0.1%
38,814	@	Getty Images, Inc.	$1,125,606

			1,125,606

Aerospace/Defense: 0.7%
114,900	@, L	BE Aerospace, Inc.	6,078,210
71,338	L	DRS Technologies, Inc.	3,871,513

			9,949,723

Agriculture: 0.3%
83,800	L	Universal Corp.	4,292,236

			4,292,236

Apparel: 0.4%
179,900	@, L	Warnaco Group, Inc.	6,260,520

			6,260,520

Auto Manufacturers: 1.0%
301,800	L	Oshkosh Truck Corp.	14,263,068

			14,263,068

Auto Parts & Equipment: 1.0%
183,500		BorgWarner, Inc.	8,883,235
186,200	@, L	Lear Corp.	5,150,292

			14,033,527

Banks: 2.9%
288,800		Associated Banc-Corp.	7,823,592
273,077	L	Cathay General Bancorp.	7,233,810
839,798	L	Colonial BancGroup, Inc.	11,370,865
281,307	L	FirstMerit Corp.	5,628,953
413,100	@	Synovus Financial Corp.	4,209,489
34,400	L	TCF Financial Corp.	616,792
155,900	L	Webster Financial Corp.	4,984,123

			41,867,624

Beverages: 1.0%
48,700	@, L	Hansen Natural Corp.	2,156,923
369,898	L	PepsiAmericas, Inc.	12,325,001

			14,481,924

Biotechnology: 1.8%
41,800	@, L	Affymetrix, Inc.	967,252
25,500	@, L	Charles River Laboratories International, Inc.	1,677,900
92,129	@, L	Invitrogen Corp.	8,605,770
511,500	@, L	Millennium Pharmaceuticals, Inc.	7,662,270
199,250	@, L	PDL BioPharma, Inc.	3,490,860
130,000	@, L	Vertex Pharmaceuticals, Inc.	3,019,900

			25,423,952

Chemicals: 3.6%
133,500		Airgas, Inc.	6,956,685
17,458	L	Albemarle Corp.	720,143
260,400	L	Cabot Corp.	8,681,736
61,300		CF Industries Holdings, Inc.	6,746,678
18,700	L	Cytec Industries, Inc.	1,151,546
124,329		Lubrizol Corp.	6,733,659
90,400	L	Minerals Technologies, Inc.	6,052,280
341,660	L	Olin Corp.	6,604,288
17,994		Sensient Technologies Corp.	512,636
130,200	@, L	Terra Industries, Inc.	6,218,352
25,026		Valspar Corp.	564,086

			50,942,089

Shares			Value

Coal: 0.2%
61,100	L	Arch Coal, Inc.	$2,745,223

			2,745,223

Commercial Services: 3.9%
97,193	@, L	Alliance Data Systems Corp.	7,288,503
92,400	@	Career Education Corp.	2,322,936
111,400	@, W, L	ChoicePoint, Inc.	4,057,188
47,400	@, L	Corinthian Colleges, Inc.	729,960
30,100		Deluxe Corp.	989,989
106,400		DeVry, Inc.	5,528,544
119,100	@, L	Gartner, Inc.	2,091,396
55,648	@, L	ITT Educational Services, Inc.	4,745,105
150,116	L	Manpower, Inc.	8,541,600
177,522	@, L	MPS Group, Inc.	1,942,091
87,896	L	Rollins, Inc.	1,687,603
71,394		Service Corp. International	1,007,319
192,461	L	Sotheby’s	7,332,764
17,300		Strayer Education, Inc.	2,951,034
87,000	@	United Rentals, Inc.	1,597,320
171,200	@, L	Valassis Communications, Inc.	2,001,328

			54,814,680

Computers: 3.4%
60,320		Diebold, Inc.	1,748,074
160,700	@, L	DST Systems, Inc.	13,265,785
336,700	L	Jack Henry & Associates, Inc.	8,195,278
147,800	@	NCR Corp.	3,709,780
117,527	@, L	SRA International, Inc.	3,461,170
270,685	@	Synopsys, Inc.	7,018,862
358,578	@, L	Western Digital Corp.	10,832,641

			48,231,590

Cosmetics/Personal Care: 0.4%
242,900		Alberto-Culver Co.	5,960,766

			5,960,766

Distribution/Wholesale: 0.8%
184,826	L	Fastenal Co.	7,470,667
110,631	@	Ingram Micro, Inc.	1,995,783
35,089	@	Tech Data Corp.	1,326,533

			10,792,983

Diversified Financial Services: 2.3%
414,040	@, L	AmeriCredit Corp.	5,295,572
181,900	L	Eaton Vance Corp.	8,260,079
89,433	L	IndyMac Bancorp., Inc.	532,126
153,800	L	Jefferies Group, Inc.	3,545,090
409,931		Raymond James Financial, Inc.	13,388,346
34,000		Waddell & Reed Financial, Inc.	1,227,060

			32,248,273

Electric: 3.8%
230,400	L	Alliant Energy Corp.	9,374,976
478,700	@	Aquila, Inc.	1,785,551
203,000		Energy East Corp.	5,523,630
41,253	L	MDU Resources Group, Inc.	1,138,995
565,508		Northeast Utilities	17,706,056
91,310		NSTAR	3,307,248
76,589		OGE Energy Corp.	2,779,415
145,842		Puget Energy, Inc.	4,000,446
70,510	W, L	SCANA Corp.	2,971,997
311,000	L	Sierra Pacific Resources	5,280,780
14,700		Wisconsin Energy Corp.	716,037

			54,585,131

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Electrical Components & Equipment: 1.0%
139,192	W	Ametek, Inc.	$6,519,753
9,100	@, L	Energizer Holdings, Inc.	1,020,383
128,000		Hubbell, Inc.	6,604,800

			14,144,936

Electronics: 3.8%
226,874	L	Amphenol Corp.	10,520,147
128,800	@	Arrow Electronics, Inc.	5,059,264
308,400	@	Avnet, Inc.	10,784,748
284,100		Gentex Corp.	5,048,457
216,525		National Instruments Corp.	7,216,778
176,757	@	Thomas & Betts Corp.	8,668,163
77,168	@	Varian, Inc.	5,039,070
204,653	@	Vishay Intertechnology, Inc.	2,335,091

			54,671,718

Engineering & Construction: 1.4%
91,000	@	Dycom Industries, Inc.	2,425,150
139,700		Granite Construction, Inc.	5,054,346
238,401	@	KBR, Inc.	9,249,959
70,772	@	URS Corp.	3,845,043

			20,574,498

Entertainment: 0.3%
215,650	@, L	Macrovision Corp.	3,952,865
29,400	@, L	Scientific Games Corp.	977,550

			4,930,415

Food: 1.3%
93,600		Corn Products International, Inc.	3,439,800
39,254		Hormel Foods Corp.	1,589,002
23,028		JM Smucker Co.	1,186,633
232,700		Ruddick Corp.	8,067,709
130,500	@, L	Smithfield Foods, Inc.	3,774,060

			18,057,204

Gas: 2.4%
243,700		Energen Corp.	15,652,851
286,700		Vectren Corp.	8,317,167
308,000		WGL Holdings, Inc.	10,090,080

			34,060,098

Hand/Machine Tools: 0.3%
53,581	L	Kennametal, Inc.	2,028,577
25,500		Lincoln Electric Holdings, Inc.	1,815,090

			3,843,667

Healthcare — Products: 5.4%
479,944		Densply International, Inc.	21,607,079
117,699	@, L	Edwards Lifesciences Corp.	5,412,977
96,076	@	Gen-Probe, Inc.	6,046,063
154,568	@, L	Henry Schein, Inc.	9,490,475
83,558	@, L	Hologic, Inc.	5,735,421
49,600	@, L	Intuitive Surgical, Inc.	16,095,200
87,000	@, L	Kinetic Concepts, Inc.	4,659,720
23,869		Steris Corp.	696,065
54,548	@, L	Techne Corp.	3,602,895
42,100	@, L	Ventana Medical Systems	3,672,383

			77,018,278

Healthcare — Services: 2.0%
147,900	@, L	Apria Healthcare Group, Inc.	3,190,203
83,500	@, W	Covance, Inc.	7,232,770
214,400	@	Health Net, Inc.	10,355,520

Shares			Value

74,600	@	LifePoint Hospitals, Inc.	$2,218,604
109,715	@, L	Lincare Holdings, Inc.	3,857,579
25,900	@, L	WellCare Health Plans, Inc.	1,098,419

			27,953,095

Home Builders: 1.4%
117,000	@, L	Hovnanian Enterprises, Inc.	838,890
145,700	L	MDC Holdings, Inc.	5,409,841
8,900	@, L	NVR, Inc.	4,663,600
215,898	L	Thor Industries, Inc.	8,206,283
72,900	@, L	Toll Brothers, Inc.	1,462,374

			20,580,988

Household Products/Wares: 0.9%
347,089		American Greetings Corp.	7,045,907
66,350	L	Blyth, Inc.	1,455,719
128,356		Tupperware Corp.	4,239,599

			12,741,225

Insurance: 5.7%
318,768		American Financial Group, Inc.	9,206,020
295,959		Brown & Brown, Inc.	6,955,037
56,500	L	Commerce Group, Inc.	2,032,870
199,784	@@	Everest Re Group Ltd.	20,058,314
50,600		First American Corp.	1,726,472
123,057	L	Hanover Insurance Group, Inc.	5,636,011
358,696		HCC Insurance Holdings, Inc.	10,287,401
24,525	L	Mercury General Corp.	1,221,590
57,217		Protective Life Corp.	2,347,041
95,483	L	Radian Group, Inc.	1,115,241
89,514		Stancorp Financial Group, Inc.	4,509,715
123,397	L	Unitrin, Inc.	5,921,822
335,230		WR Berkley Corp.	9,993,206

			81,010,740

Internet: 0.8%
243,900	@	McAfee, Inc.	9,146,250
73,600	@, L	NetFlix, Inc.	1,959,232
38,200	@, L	Valueclick, Inc.	836,580

			11,942,062

Iron/Steel: 1.1%
52,100	L	Cleveland-Cliffs, Inc.	5,251,680
105,400		Reliance Steel & Aluminum Co.	5,712,680
78,428		Steel Dynamics, Inc.	4,671,956

			15,636,316

Leisure Time: 0.6%
314,800		Callaway Golf Co.	5,486,964
73,600	@, L	Life Time Fitness, Inc.	3,656,448

			9,143,412

Machinery — Construction & Mining: 0.9%
194,000	L	Joy Global, Inc.	12,769,080

			12,769,080

Machinery — Diversified: 2.1%
179,916	@	AGCO Corp.	12,230,690
43,200		Flowserve Corp.	4,155,840
22,800		Graco, Inc.	849,528
104,300		IDEX Corp.	3,768,359
52,514	L	Nordson Corp.	3,043,711
61,300		Wabtec Corp.	2,111,172
98,900	@, L	Zebra Technologies Corp.	3,431,830

			29,591,130

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Media: 0.6%
122,300		John Wiley & Sons, Inc.	$5,239,332
105,800	@, L	Scholastic Corp.	3,691,362

			8,930,694

Metal Fabricate/Hardware: 0.2%
184,700	L	Worthington Industries	3,302,436

			3,302,436

Miscellaneous Manufacturing: 2.7%
92,400		Carlisle Cos., Inc.	3,421,572
198,864		Crane Co.	8,531,266
27,900		Harsco Corp.	1,787,553
24,800	L	Matthews International Corp. - Class A	1,162,376
177,988	L	Pentair, Inc.	6,195,762
100,600		Roper Industries, Inc.	6,291,524
40,900		SPX Corp.	4,206,565
100,912		Teleflex, Inc.	6,358,465

			37,955,083

Office Furnishings: 0.8%
169,871	L	Herman Miller, Inc.	5,502,122
181,707	L	HNI, Corp.	6,370,647

			11,872,769

Oil & Gas: 4.6%
18,300	@, L	Bill Barrett Corp.	766,221
61,754		Cimarex Energy Co.	2,626,398
328,100	@	Denbury Resources, Inc.	9,760,975
106,500	@, L	Forest Oil Corp.	5,414,460
269,500		Frontier Oil Corp.	10,936,310
121,576		Helmerich & Payne, Inc.	4,871,550
20,800	@	Newfield Exploration Co.	1,096,160
154,700		Patterson-UTI Energy, Inc.	3,019,744
15,000	L	Pioneer Natural Resources Co.	732,600
156,523	@, L	Plains Exploration & Production Co.	8,452,242
201,050	@	Pride International, Inc.	6,815,595
25,000	@, L	Quicksilver Resources, Inc.	1,489,750
161,900	@, L	Southwestern Energy Co.	9,021,068

			65,003,073

Oil & Gas Services: 3.8%
522,600	@	Cameron International Corp.	25,152,738
72,900	@, L	Exterran Holdings, Inc.	5,963,220
207,096	@	FMC Technologies, Inc.	11,742,343
157,600	@	Grant Prideco, Inc.	8,748,376
64,800	@, L	Superior Energy Services	2,230,416

			53,837,093

Packaging & Containers: 0.8%
55,100		Packaging Corp. of America	1,553,820
306,734		Sonoco Products Co.	10,024,067

			11,577,887

Pharmaceuticals: 2.7%
30,011	@, L	Cephalon, Inc.	2,153,589
218,800	@	Endo Pharmaceuticals Holdings, Inc.	5,835,396
140,600		Medicis Pharmaceutical Corp.	3,651,382
109,900	@	NBTY, Inc.	3,011,260
309,200	L	Perrigo Co.	10,825,092
282,000	@, L	Sepracor, Inc.	7,402,500
138,195	@, L	VCA Antech, Inc.	6,112,365

			38,991,584

Shares			Value

Pipelines: 1.6%
21,700		Equitable Resources, Inc.	$1,156,176
196,465		National Fuel Gas Co.	9,170,986
269,750		Oneok, Inc.	12,076,708

			22,403,870

Real Estate: 0.2%
47,700	L	Jones Lang LaSalle, Inc.	3,394,332

			3,394,332

Retail: 5.3%
218,850	@, L	Aeropostale, Inc.	5,799,525
150,700		American Eagle Outfitters	3,130,039
84,400	@	AnnTaylor Stores Corp.	2,157,264
84,800	L	Barnes & Noble, Inc.	2,921,360
85,500	@, L	BJ’s Wholesale Club, Inc.	2,892,465
20,027		CBRL Group, Inc.	648,675
43,100	@, L	Chipotle Mexican Grill, Inc.	6,338,717
53,588	@	Collective Brands, Inc.	931,895
73,600	@	Copart, Inc.	3,131,680
109,720	@, L	Dick’s Sporting Goods, Inc.	3,045,827
247,832	@	Dollar Tree Stores, Inc.	6,423,805
137,800		Foot Locker, Inc.	1,882,348
129,700		Guess ?, Inc.	4,914,333
208,800	@, L	Hanesbrands, Inc.	5,673,096
217,600		MSC Industrial Direct Co.	8,806,272
30,100	@, L	O’Reilly Automotive, Inc.	976,143
120,800		Phillips-Van Heusen	4,452,688
143,208		Ross Stores, Inc.	3,661,829
253,200	@, L	Urban Outfitters, Inc.	6,902,232

			74,690,193

Savings & Loans: 0.5%
229,300		Astoria Financial Corp.	5,335,811
182,174	L	First Niagara Financial Group, Inc.	2,193,375

			7,529,186

Semiconductors: 2.1%
68,400	@	Cypress Semiconductor Corp.	2,464,452
241,700	@	Fairchild Semiconductor International, Inc.	3,487,731
148,258	@	Integrated Device Technology, Inc.	1,676,798
91,500	@, L	International Rectifier Corp.	3,108,255
244,700	L	Intersil Corp.	5,990,256
205,772	@, L	Lam Research Corp.	8,895,524
229,650	@, L	Semtech Corp.	3,564,168

			29,187,184

Software: 3.1%
352,400	@	Activision, Inc.	10,466,280
16,200	@, L	Advent Software, Inc.	876,420
283,600		Broadridge Financial Solutions ADR	6,361,148
72,800	@, L	Cerner Corp.	4,105,920
58,225	@, L	CSG Systems International	857,072
119,309		Dun & Bradstreet Corp.	10,574,357
32,900	L	Global Payments, Inc.	1,530,508
111,000	@, L	Metavante Technologies, inc.	2,588,520
265,542	@, L	Sybase, Inc.	6,927,991

			44,288,216

Telecommunications: 4.1%
458,689	@	3Com Corp.	2,073,274
150,500	@, L	ADC Telecommunications, Inc.	2,340,275
803,086	@, L	Cincinnati Bell, Inc.	3,814,659

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications (continued)
103,633	@, L	CommScope, Inc.	$5,099,790
193,300	@	Foundry Networks, Inc.	3,386,616
214,973		Harris Corp.	13,474,508
244,300	@, L	NeuStar, Inc.	7,006,524
97,200	L	Plantronics, Inc.	2,527,200
1,028,300	@, L	RF Micro Devices, Inc.	5,871,593
192,660	L	Telephone & Data Systems, Inc.	12,060,516

			57,654,955

Textiles: 0.5%
88,932	@, L	Mohawk Industries, Inc.	6,616,541

			6,616,541

Transportation: 1.4%
142,053		Con-way, Inc.	5,900,882
95,600	@, L	Kansas City Southern	3,281,948
182,800	L	Tidewater, Inc.	10,028,408
42,100	@, L	YRC Worldwide, Inc.	719,489

			19,930,727

		Total Common Stock
		(Cost $1,318,828,413)	1,337,853,600

REAL ESTATE INVESTMENT TRUSTS: 3.4%
Apartments: 0.2%
42,300	L	Camden Property Trust	2,036,745

			2,036,745

Forest Products & Paper: 0.2%
77,103	L	Potlatch Corp.	3,426,457

			3,426,457

Hotels: 0.4%
153,100	L	Hospitality Properties Trust	4,932,882

			4,932,882

Office Property: 0.3%
39,400		Alexandria Real Estate Equities, Inc.	4,005,798

			4,005,798

Regional Malls: 0.5%
106,800	L	Macerich Co.	7,589,208

			7,589,208

Shopping Centers: 0.4%
71,000		Federal Realty Investment Trust	5,832,650

			5,832,650

Single Tenant: 0.2%
127,300	L	Realty Income Corp.	3,439,646

			3,439,646

Warehouse/Industrial: 1.2%
300,400	L	AMB Property Corp.	17,291,024

			17,291,024

		Total Real Estate Investment Trusts (Cost $50,627,790)	48,554,410

		Total Long-Term Investments (Cost $1,369,456,203)	1,386,408,010

Shares			Value

SHORT-TERM INVESTMENTS: 27.0%
Mutual Fund: 2.6%
36,350,000	**, S	ING Institutional Prime Money Market Fund	$36,350,000

		Total Mutual Fund (Cost $36,350,000)	36,350,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$2,859,000	S	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $2,859,659 to be received upon repurchase (Collateralized by $2,665,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $2,917,226, due 01/15/12)	$2,859,000

		Total Repurchase Agreement (Cost $2,859,000)	2,859,000

Securities Lending Collateralcc: 24.2%
345,203,550	Bank of New York Mellon Corp. Institutional Cash Reserves		345,203,550

	Total Securities Lending Collateral (Cost $345,203,550)		345,203,550

	Total Short-Term Investments (Cost $384,412,550)		384,412,550

	Total Investments in Securities (Cost $1,753,868,753)*	124.4%	$1,770,820,560
	Other Assets and Liabilities - Net	(24.4)	(347,164,288)

	Net Assets	100.0%	$1,423,656,272

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

*	Cost for federal income tax purposes is $1,761,153,312.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$111,204,209
Gross Unrealized Depreciation	(101,536,961)

Net Unrealized Appreciation	$9,667,248

ING VP Index Plus MidCap Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Depreciation
Long Contracts
S&P MidCap 400 Index	83	35,889,200	03/19/08	$(71,663)

				$(71,663)

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 95.8%
Advertising: 0.2%
48,608	@, L	inVentiv Health, Inc.	$1,504,904

			1,504,904

Aerospace/Defense: 1.8%
121,550		Curtiss-Wright Corp.	6,101,810
35,800	@, L	Esterline Technologies Corp.	1,852,650
43,900	@	Moog, Inc.	2,011,059
69,100	@	Teledyne Technologies, Inc.	3,685,103
12,800		Triumph Group, Inc.	1,054,080

			14,704,702

Agriculture: 0.2%
190,400	@	Alliance One International, Inc.	774,928
27,800		Andersons, Inc.	1,245,440

			2,020,368

Airlines: 0.5%
71,300	@, L	Frontier Airlines Holdings, Inc.	375,038
145,355		Skywest, Inc.	3,902,782

			4,277,820

Apparel: 2.4%
139,460	@, L	CROCS, Inc.	5,133,523
24,076	@, L	Deckers Outdoor Corp.	3,733,225
188,700	@, L	Iconix Brand Group, Inc.	3,709,842
39,525	L	Kellwood Co.	657,696
26,400	@, L	Maidenform Brands, Inc.	357,192
76,900	@	Skechers USA, Inc.	1,500,319
45,400	@, L	Volcom, Inc.	1,000,162
155,338		Wolverine World Wide, Inc.	3,808,888

			19,900,847

Auto Manufacturers: 0.0%
37,700		Wabash National Corp.	289,913

			289,913

Auto Parts & Equipment: 0.1%
38,100		Superior Industries International	692,277

			692,277

Banks: 5.6%
26,000	I, L	Alabama National Bancorp.	2,023,060
53,299		Bank Mutual Corp.	563,370
214,500	L	Boston Private Financial Holdings, Inc.	5,808,660
64,200	L	Cascade Bancorp.	893,664
79,305	L	Central Pacific Financial Corp.	1,463,970
42,500	L	Community Bank System, Inc.	844,475
108,500	L	Corus Bankshares, Inc.	1,157,695
173,776	L	East-West Bancorp., Inc.	4,210,592
104,370	@@, L	First Bancorp.	760,857
20,135		First Indiana Corp.	644,320
124,242	L	Fremont General Corp.	434,847
280,900	L	Frontier Financial Corp.	5,216,313
20,100	L	Glacier Bancorp., Inc.	376,674
153,468	L	Hanmi Financial Corp.	1,322,894
41,420		Independent Bank Corp.	393,490
75,071		Nara Bancorp., Inc.	876,079
63,083		Provident Bankshares Corp.	1,349,345
49,000	@	Signature Bank	1,653,750
286,400	L	South Financial Group, Inc.	4,476,432
42,000	L	Sterling Bancshares, Inc.	468,720
78,723	L	Susquehanna Bancshares, Inc.	1,451,652

Shares			Value

250,939		UCBH Holdings, Inc.	$3,553,296
56,200		UMB Financial Corp.	2,155,832
41,500	L	Umpqua Holdings Corp.	636,610
31,681	L	United Bankshares, Inc.	887,702
26,200	L	United Community Banks, Inc.	413,960
15,865	L	Whitney Holding Corp.	414,870
67,000		Wilshire Bancorp., Inc.	525,950
21,900	L	Wintrust Financial Corp.	725,547

			45,704,626

Biotechnology: 1.0%
62,525	@, L	Arqule, Inc.	362,645
125,650	@	CryoLife, Inc.	998,918
75,600	@, L	Enzo Biochem, Inc.	963,144
47,300	@, L	Lifecell Corp.	2,039,103
74,200	@, L	Martek Biosciences Corp.	2,194,836
72,550	@, L	Regeneron Pharmaceuticals, Inc.	1,752,083

			8,310,729

Building Materials: 1.6%
129,200	L	Apogee Enterprises, Inc.	2,210,612
47,400	@, L	Drew Industries, Inc.	1,298,760
28,256		Gibraltar Industries, Inc.	435,708
144,992		Lennox International, Inc.	6,005,569
34,400	@, L	NCI Building Systems, Inc.	990,376
23,200	L	Texas Industries, Inc.	1,626,320
14,992		Universal Forest Products, Inc.	441,664

			13,009,009

Chemicals: 1.3%
88,996	L	HB Fuller Co.	1,997,960
60,800	@, L	OM Group, Inc.	3,498,432
14,448	L	Penford Corp.	369,724
90,501	@	PolyOne Corp.	595,497
26,680		Quaker Chemical Corp.	586,160
85,700		Schulman A, Inc.	1,846,835
90,200	L	Tronox, Inc.	780,230
43,802	@, L	Zep, Inc.	607,534

			10,282,372

Coal: 1.0%
179,300		Massey Energy Co.	6,409,975
41,700	@, L	Patriot Coal Corp.	1,740,558

			8,150,533

Commercial Services: 4.4%
49,700	L	Aaron Rents, Inc.	956,228
28,775		ABM Industries, Inc.	586,722
41,320		Administaff, Inc.	1,168,530
29,585	@	AMN Healthcare Services, Inc.	507,974
64,750	L	Arbitron, Inc.	2,691,658
30,300	@, L	Bankrate, Inc.	1,457,127
55,900	L	Bowne & Co., Inc.	983,840
39,100	@, L	Bright Horizons Family Solutions, Inc.	1,350,514
38,300		CDI Corp.	929,158
57,194	L	Chemed Corp.	3,196,001
9,116	@, L	Consolidated Graphics, Inc.	435,927
16,270	L	CPI Corp.	383,159
66,200	L	Healthcare Services Group	1,402,116
19,222	L	Heidrick & Struggles International, Inc.	713,328
13,221	@, L	Kendle International, Inc.	646,771
87,152	@, L	Live Nation, Inc.	1,265,447
83,100	L	MAXIMUS, Inc.	3,208,491

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
Commercial Services (continued)

39,800	@, L	Midas, Inc.	$583,468
38,400	@	Parexel International Corp.	1,854,720
18,200	@, L	Pharmanet Development Group	713,622
31,296	@, L	Pre-Paid Legal Services, Inc.	1,732,234
218,124	@, L	Spherion Corp.	1,587,943
96,770	@, L	TrueBlue, Inc.	1,401,230
42,850	@, L	Volt Information Sciences, Inc.	782,441
77,376		Watson Wyatt Worldwide, Inc.	3,591,020
61,600	@, L	Wright Express Corp.	2,186,184

			36,315,853

Computers: 2.9%
17,200	@, L	Ansoft Corp.	444,620
71,724	@, L	CACI International, Inc.	3,211,083
162,434	@	Ciber, Inc.	992,472
67,140		Factset Research Systems, Inc.	3,739,698
29,700	@, L	Hutchinson Technology, Inc.	781,704
45,551	@, L	Manhattan Associates, Inc.	1,200,724
57,300	@, L	Mercury Computer Systems, Inc.	923,103
88,894	@, L	Micros Systems, Inc.	6,236,803
71,700	@, L	Radiant Systems, Inc.	1,235,391
14,100	@	SI International, Inc.	387,327
54,000	@, L	Stratasys, Inc.	1,395,360
82,200	@, L	SYKES Enterprises, Inc.	1,479,600
37,700	@, L	Synaptics, Inc.	1,551,732

			23,579,617

Cosmetics/Personal Care: 0.5%
49,200	@, L	Chattem, Inc.	3,716,568

			3,716,568

Distribution/Wholesale: 1.3%
139,400	@, L	Brightpoint, Inc.	2,141,184
199,656	@, L	LKQ Corp.	4,196,769
11,700	L	Owens & Minor, Inc.	496,431
50,100	@, L	Scansource, Inc.	1,620,735
31,600	@, L	United Stationers, Inc.	1,460,236
25,600	L	Watsco, Inc.	941,056

			10,856,411

Diversified Financial Services: 2.1%
98,675		Financial Federal Corp.	2,199,466
104,521	@	Investment Technology Group, Inc.	4,974,154
179,485	@, L	LaBranche & Co., Inc.	904,604
116,500		OptionsXpress Holdings, Inc.	3,940,030
28,539	@, L	Piper Jaffray Cos.	1,321,926
18,600	@, L	Portfolio Recovery Associates, Inc.	737,862
155,095		SWS Group, Inc.	1,965,054
34,300	@, L	TradeStation Group, Inc.	487,403
10,903	@, L	World Acceptance, Corp.	294,163

			16,824,662

Electric: 1.1%
15,510	L	Central Vermont Public Service Corp.	478,328
241,500	L	Cleco Corp.	6,713,688
67,732	@, L	El Paso Electric Co.	1,731,907

			8,923,923

Electrical Components & Equipment: 1.0%
55,900	@, L	Advanced Energy Industries, Inc.	731,172
86,866		Belden Cdt, Inc.	3,865,537
87,400	@, L	C&D Technologies, Inc.	577,714
74,378	@, L	Greatbatch, Inc.	1,486,816

Shares			Value

46,406	@	Littelfuse, Inc.	$1,529,542

			8,190,781

Electronics: 6.3%
25,500		Analogic Corp.	1,726,860
120,600	@, L	Benchmark Electronics, Inc.	2,138,238
95,300		Brady Corp.	3,344,077
80,040	@, L	Checkpoint Systems, Inc.	2,079,439
73,973	L	Cubic Corp.	2,899,742
47,157	@, L	Cymer, Inc.	1,835,822
38,617	@, L	Dionex Corp.	3,199,805
98,100	@, L	Electro Scientific Industries, Inc.	1,947,285
69,700	@, L	Faro Technologies, Inc.	1,894,446
50,800	@, L	FEI Co.	1,261,364
208,300	@, L	Flir Systems, Inc.	6,519,790
29,708	@, L	Itron, Inc.	2,851,077
30,450		Keithley Instruments, Inc.	294,756
56,400	@, L	LoJack Corp.	948,084
128,143		Methode Electronics, Inc.	2,106,671
44,700		Park Electrochemical Corp.	1,262,328
51,495	@	Planar Systems, Inc.	329,568
59,700	@, L	Plexus Corp.	1,567,722
16,200	@, L	Rogers Corp.	702,594
111,600		Technitrol, Inc.	3,189,528
181,416	@	Trimble Navigation Ltd.	5,486,020
91,200	@	TTM Technologies, Inc.	1,063,392
44,331	L	Woodward Governor Co.	3,012,291

			51,660,899

Energy — Alternate Sources: 0.3%
211,613	@, L	Headwaters, Inc.	2,484,337

			2,484,337

Engineering & Construction: 1.7%
234,642	@	EMCOR Group, Inc.	5,544,590
139,800	@, S	Shaw Group, Inc.	8,449,512

			13,994,102

Entertainment: 0.2%
28,949	@, L	Pinnacle Entertainment, Inc.	682,038
77,900	@, L	Shuffle Master, Inc.	934,021

			1,616,059

Environmental Control: 0.6%
34,300	@, L	Tetra Tech, Inc.	737,450
137,825	@	Waste Connections, Inc.	4,258,793

			4,996,243

Food: 1.6%
147,659	L	Flowers Foods, Inc.	3,456,697
23,200	@, L	Great Atlantic & Pacific Tea Co.	726,856
63,688	@, L	Hain Celestial Group, Inc.	2,038,016
27,800	L	Nash Finch Co.	980,784
16,300	@	Performance Food Group Co.	437,981
25,800	@, L	Ralcorp Holdings, Inc.	1,568,382
13,200	L	Sanderson Farms, Inc.	445,896
32,700	L	Spartan Stores, Inc.	747,195
68,424	@	TreeHouse Foods, Inc.	1,573,068
22,900	@, L	United Natural Foods, Inc.	726,388

			12,701,263

Forest Products & Paper: 1.1%
224,547	@	Buckeye Technologies, Inc.	2,806,838
42,400		Neenah Paper, Inc.	1,235,960
146,175		Rock-Tenn Co.	3,714,307

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
Forest Products & Paper (continued)

21,223	L	Schweitzer-Mauduit International, Inc.	$549,888
86,073		Wausau Paper Corp.	773,796

			9,080,789

Gas: 3.2%
47,591		Atmos Energy Corp.	1,334,452
21,921		Laclede Group, Inc.	750,575
54,845		New Jersey Resources Corp.	2,743,347
124,541	L	Northwest Natural Gas Co.	6,060,165
116,540	L	Piedmont Natural Gas Co.	3,048,686
37,400		South Jersey Industries, Inc.	1,349,766
137,000		Southern Union Co.	4,022,320
41,773		Southwest Gas Corp.	1,238,866
213,179		UGI Corp.	5,809,128

			26,357,305

Hand/Machine Tools: 0.9%
151,900		Baldor Electric Co.	5,112,954
42,248		Regal-Beloit Corp.	1,899,048

			7,012,002

Healthcare — Products: 4.0%
64,500	@, L	American Medical Systems Holdings, Inc.	932,670
38,000	@, L	Arthrocare Corp.	1,825,900
48,300	L	Cooper Cos., Inc.	1,835,400
60,300	@, L	Cyberonics	793,548
47,050	@	Haemonetics Corp.	2,965,091
34,325	@, L	ICU Medical, Inc.	1,236,043
74,368	@	Idexx Laboratories, Inc.	4,360,196
93,235	@	Immucor, Inc.	3,169,058
26,900		Invacare Corp.	677,880
65,515	L	LCA-Vision, Inc.	1,308,335
26,100	L	Mentor Corp.	1,020,510
39,700	L	Meridian Bioscience, Inc.	1,194,176
51,450	@, L	Merit Medical Systems, Inc.	715,155
57,032	@	Osteotech, Inc.	445,990
25,800	@, L	Palomar Medical Technologies, Inc.	395,256
131,100	@, L	PSS World Medical, Inc.	2,565,627
95,417	@	Respironics, Inc.	6,247,905
8,350	@, L	SurModics, Inc.	453,155
30,800	@	Symmetry Medical, Inc.	536,844

			32,678,739

Healthcare — Services: 3.5%
30,301	@	Amedisys, Inc.	1,470,205
109,525	@, L	AMERIGROUP Corp.	3,992,186
78,275	@, L	Amsurg Corp.	2,118,122
81,406	@, L	Centene Corp.	2,233,781
43,844	@, L	Gentiva Health Services, Inc.	834,790
60,800	@, L	Healthways, Inc.	3,553,152
28,200	@, L	Matria Healthcare, Inc.	670,314
40,000	@, L	Medcath Corp.	982,400
49,700	@, L	Molina Healthcare, Inc.	1,923,390
81,443	@	Pediatrix Medical Group, Inc.	5,550,340
23,100	@	RehabCare Group, Inc.	521,136
83,500	@	Sierra Health Services, Inc.	3,503,660
52,579	@, L	Sunrise Senior Living, Inc.	1,613,124

			28,966,600

Home Builders: 0.6%
248,160	@, L	Champion Enterprises, Inc.	2,337,667
95,300	L	M/I Homes, Inc.	1,000,650

Shares			Value

28,200	L	Skyline Corp.	$827,670
41,150	L	Winnebago Industries	864,973

			5,030,960

Home Furnishings: 0.3%
67,519	L	Ethan Allen Interiors, Inc.	1,924,292
24,400	@	Universal Electronics, Inc.	815,936

			2,740,228

Household Products/Wares: 0.8%
93,100	@, L	Central Garden and Pet Co.	499,016
110,700	@, L	Fossil, Inc.	4,647,186
151,300	@, L	Spectrum Brands, Inc.	806,429
11,600		WD-40 Co.	440,452

			6,393,083

Housewares: 0.4%
66,810		Toro Co.	3,637,136

			3,637,136

Insurance: 4.8%
106,735		Delphi Financial Group	3,765,611
9,625		Hilb Rogal & Hobbs Co.	390,486
10,690		Infinity Property & Casualty Corp.	386,230
39,425	L	Landamerica Financial Group, Inc.	1,318,766
20,500	@	Navigators Group, Inc.	1,332,500
143,485	@	Philadelphia Consolidated Holding Co.	5,646,135
64,121		Presidential Life Corp.	1,122,759
121,902	@, L	ProAssurance Corp.	6,694,858
95,551		RLI Corp.	5,426,341
61,270		Safety Insurance Group, Inc.	2,243,707
156,844		Selective Insurance Group	3,605,844
34,800		Tower Group, Inc.	1,162,320
102,900		United Fire & Casualty Co.	2,993,361
75,385		Zenith National Insurance Corp.	3,371,971

			39,460,889

Internet: 2.5%
62,900	@	Blue Coat Systems, Inc.	2,067,523
47,500	@, L	Blue Nile, Inc.	3,232,850
141,756	@, L	Cybersource Corp.	2,519,004
46,000	@, L	DealerTrack Holdings, Inc.	1,539,620
61,399	@	Infospace, Inc.	1,154,301
108,750	@, L	j2 Global Communications, Inc.	2,302,238
42,800	@, L	Knot, Inc.	682,232
144,400	@	Napster, Inc.	284,468
58,565	@	PC-Tel, Inc.	401,756
114,800	@, L	Perficient, Inc.	1,806,952
72,621	@, L	Secure Computing Corp.	697,162
37,005	@, L	Stamps.com, Inc.	450,721
118,222	L	United Online, Inc.	1,397,384
98,220	@, L	Websense, Inc.	1,667,776

			20,203,987

Iron/Steel: 0.0%
37,150	@	Material Sciences Corp.	276,025

			276,025

Leisure Time: 0.9%
103,500	L	Polaris Industries, Inc.	4,944,195
70,100	@, L	WMS Industries, Inc.	2,568,464

			7,512,659

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Lodging: 0.1%
16,000	@, L	Monarch Casino & Resort, Inc.	$385,280

			385,280

Machinery — Construction & Mining: 0.1%
30,800	@, L	Astec Industries, Inc.	1,145,452

			1,145,452

Machinery — Diversified: 1.7%
92,122		Applied Industrial Technologies, Inc.	2,673,380
46,700	L	Briggs & Stratton Corp.	1,058,222
21,500		Cascade Corp.	998,890
78,600	L	Cognex Corp.	1,583,790
110,751	@	Gardner Denver, Inc.	3,654,783
32,800	@, L	Intevac, Inc.	476,912
19,700	L	Lindsay Manufacturing Co.	1,392,593
25,811		Robbins & Myers, Inc.	1,952,086

			13,790,656

Metal Fabricate/Hardware: 1.5%
36,075		AM Castle & Co.	980,879
29,700	L	Kaydon Corp.	1,619,838
8,541		Lawson Products	323,875
110,400		Mueller Industries, Inc.	3,200,496
68,481		Quanex Corp.	3,554,164
25,600		Valmont Industries, Inc.	2,281,472

			11,960,724

Mining: 0.7%
45,100	L	Amcol International Corp.	1,624,953
36,000	@	Brush Engineered Materials, Inc.	1,332,720
28,400	@, L	Century Aluminum Co.	1,531,896
15,400	@, L	RTI International Metals, Inc.	1,061,522

			5,551,091

Miscellaneous Manufacturing: 2.6%
87,605	L	Acuity Brands, Inc.	3,942,225
36,359		AO Smith Corp.	1,274,383
115,302		Aptargroup, Inc.	4,717,005
60,200		Barnes Group, Inc.	2,010,078
51,425	@	Ceradyne, Inc.	2,413,375
80,500		Clarcor, Inc.	3,056,585
48,744	@, L	EnPro Industries, Inc.	1,494,004
49,000	@	Lydall, Inc.	515,480
40,300		Myers Industries, Inc.	583,141
142,900	@, L	Sturm Ruger & Co., Inc.	1,183,212

			21,189,488

Office Furnishings: 0.1%
71,544	L	Interface, Inc.	1,167,598

			1,167,598

Oil & Gas: 3.0%
84,300	@, L	Atwood Oceanics, Inc.	8,450,232
82,098		Cabot Oil & Gas Corp.	3,314,296
9,000	L	Penn Virginia Corp.	392,670
118,600		St. Mary Land & Exploration Co.	4,579,146
82,200	@, L	Stone Energy Corp.	3,856,002
33,890	@	Swift Energy Co.	1,492,177
51,462	@	Unit Corp.	2,380,118

			24,464,641

Shares			Value

Oil & Gas Services: 3.8%
44,644	@	Dril-Quip, Inc.	$2,484,885
180,313	@	Helix Energy Solutions Group, Inc.	7,482,990
50,500	@, L	Hornbeck Offshore Services, Inc.	2,269,975
110,900	@, L	ION Geophysical Corp.	1,750,002
38,433	L	Lufkin Industries, Inc.	2,201,827
49,500	@, L	Matrix Service Co.	1,080,090
27,000	@, L	NATCO Group, Inc.	1,462,050
96,014	@	Oceaneering International, Inc.	6,466,543
39,614	@, L	SEACOR Holdings, Inc.	3,673,802
20,600	@, L	Superior Well Services, Inc.	437,132
37,575	@	W-H Energy Services, Inc.	2,112,091

			31,421,387

Packaging & Containers: 0.0%
62,400	L	Chesapeake Corp.	323,856

			323,856

Pharmaceuticals: 1.4%
42,500	@, L	Alpharma, Inc.	856,375
25,075	@, L	Bradley Pharmaceuticals, Inc.	493,978
45,200	@, L	HealthExtras, Inc.	1,178,816
113,067	@	MGI Pharma, Inc.	4,582,606
29,200	@, L	PetMed Express, Inc.	353,320
75,300	@, L	Salix Pharmaceuticals Ltd.	593,364
61,660	@, L	Sciele Pharma, Inc.	1,260,947
80,100	@, L	Theragenics Corp.	286,758
25,850	@, L	USANA Health Sciences, Inc.	958,518
127,800	@, L	Viropharma, Inc.	1,014,732

			11,579,414

Retail: 6.5%
98,400	L	Big 5 Sporting Goods Corp.	1,418,928
54,122		Brown Shoe Co., Inc.	821,031
38,500	@, L	Buffalo Wild Wings, Inc.	893,970
38,124	@	Cabela’s, Inc.	574,529
27,200	@, L	California Pizza Kitchen, Inc.	423,504
164,138		Casey’s General Stores, Inc.	4,860,126
53,350		Cash America International, Inc.	1,723,205
69,516		Cato Corp.	1,088,621
61,410	@, L	CEC Entertainment, Inc.	1,594,204
125,200	L	Christopher & Banks Corp.	1,433,540
73,490	@, L	Dress Barn, Inc.	919,360
33,500	@, L	Genesco, Inc.	1,266,300
56,529	@	Gymboree Corp.	1,721,873
48,025	@, L	Hibbett Sporting Goods, Inc.	959,540
115,693	@, L	HOT Topic, Inc.	673,333
32,700	L	IHOP Corp.	1,196,166
119,392	@	Jack in the Box, Inc.	3,076,732
55,000	@, L	Jo-Ann Stores, Inc.	719,400
83,000	@, L	JOS A Bank Clothiers, Inc.	2,361,350
34,200		Longs Drug Stores Corp.	1,607,400
141,227		Men’s Wearhouse, Inc.	3,810,304
15,100		Movado Group, Inc.	381,879
56,783	@, L	Panera Bread Co.	2,033,967
22,490	@, L	Papa John’s International, Inc.	510,523
23,161	@	PF Chang’s China Bistro, Inc.	528,997
208,600	@, L	Quiksilver, Inc.	1,789,788
41,500	@, L	Red Robin Gourmet Burgers, Inc.	1,327,585
60,900	@, L	School Specialty, Inc.	2,104,095
77,489	@, L	Select Comfort Corp.	543,198
27,742		Sonic Automotive, Inc.	540,592
158,324	@, L	Sonic Corp.	3,467,296
44,286		Stage Stores, Inc.	663,635

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Retail (continued)
82,200	@, L	Texas Roadhouse, Inc.	$909,132
42,500	@, L	Tractor Supply Co.	1,527,450
74,715	@, L	Tween Brands, Inc.	1,978,453
14,900		World Fuel Services Corp.	432,547
52,700	@, L	Zumiez, Inc.	1,283,772

			53,166,325

Savings & Loans: 1.0%
42,800	L	Anchor Bancorp. Wisconsin, Inc.	1,006,656
214,100		BankAtlantic Bancorp., Inc.	877,810
243,910	L	Bankunited Financial Corp.	1,682,979
72,000		Dime Community Bancshares	919,440
107,092	@, L	FirstFed Financial Corp.	3,836,035
36,700	L	Flagstar Bancorp., Inc.	255,799

			8,578,719

Semiconductors: 2.9%
45,817	@	Actel Corp.	625,860
100,100	@	AMIS Holdings, Inc.	1,003,002
30,900	@, L	ATMI, Inc.	996,525
33,300	@, L	Cabot Microelectronics Corp.	1,195,803
34,900	L	Cohu, Inc.	533,970
65,700	@, L	Diodes, Inc.	1,975,599
230,300	@, L	Kulicke & Soffa Industries, Inc.	1,579,858
35,100	@, L	Microsemi Corp.	777,114
34,600	@	MKS Instruments, Inc.	662,244
150,951	@	Pericom Semiconductor Corp.	2,822,784
410,470	@, L	Skyworks Solutions, Inc.	3,488,995
61,600	@	Standard Microsystems Corp.	2,406,712
13,100	@, L	Supertex, Inc.	409,899
151,760	@	Varian Semiconductor Equipment Associates, Inc.	5,615,120

			24,093,485

Software: 3.0%
83,600	@, L	Allscripts Healthcare Solutions, Inc.	1,623,512
137,538	@	Ansys, Inc.	5,702,325
31,079	@	Avid Technology, Inc.	880,779
173,157	@	Captaris, Inc.	748,038
55,700	@, L	Concur Technologies, Inc.	2,016,897
151,500	@, L	Informatica Corp.	2,730,030
20,818	@, L	JDA Software Group, Inc.	425,936
37,178	@	Mantech International Corp.	1,629,140
61,500	@, L	Omnicell, Inc.	1,656,195
117,100	@	Phase Forward, Inc.	2,546,925
72,869	@, L	Progress Software Corp.	2,454,228
46,500	@, L	Smith Micro Software, Inc.	393,855
38,571	@, L	SPSS, Inc.	1,385,085
16,300	@, L	THQ, Inc.	459,497

			24,652,442

Telecommunications: 2.2%
135,900	@	Adaptec, Inc.	459,342
65,300	@, L	Anixter International, Inc.	4,066,231
147,741	@, L	Arris Group, Inc.	1,474,453
42,400	@, L	Comtech Telecommunications	2,290,024
165,319	@, L	Harmonic, Inc.	1,732,543
74,636	@, L	Netgear, Inc.	2,662,266
124,675	@, L	Network Equipment Technologies, Inc.	1,049,764
122,800	@, L	Novatel Wireless, Inc.	1,989,360
131,600	@, L	Symmetricom, Inc.	619,836
39,743	@	Tollgrade Communications, Inc.	318,739

Shares			Value

47,400	@	Viasat, Inc.	$1,631,982

			18,294,540

Textiles: 0.7%
108,926		G&K Services, Inc.	4,086,904
40,900		Unifirst Corp.	1,554,200

			5,641,104

Toys/Games/Hobbies: 0.2%
48,642	@, L	Jakks Pacific, Inc.	1,148,438
14,600	@	RC2 Corp.	409,822

			1,558,260

Transportation: 1.4%
24,877		Arkansas Best Corp.	545,801
37,100	@, L	Bristow Group, Inc.	2,101,715
73,322	@, L	HUB Group, Inc.	1,948,899
101,600	@	Kirby Corp.	4,722,368
32,500		Landstar System, Inc.	1,369,875
22,070	@, L	Old Dominion Freight Line	510,038

			11,198,696

Water: 0.2%
51,700	L	American States Water Co.	1,948,056

			1,948,056

		Total Common Stock (Cost $816,457,727)	786,170,434

REAL ESTATE INVESTMENT TRUSTS: 2.5%
Apartments: 0.5%
15,885	L	Essex Property Trust, Inc.	1,548,629
60,800		Mid-America Apartment Communities, Inc.	2,599,200

			4,147,829

Diversified: 0.3%
71,700		Colonial Properties Trust	1,622,571
22,900		Entertainment Properties Trust	1,076,300

			2,698,871

Health Care: 0.5%
84,600		LTC Properties, Inc.	2,119,230
76,900	L	Medical Properties Trust, Inc.	783,611
55,800	L	Senior Housing Properties Trust	1,265,544

			4,168,385

Hotels: 0.3%
146,600		DiamondRock Hospitality Co.	2,196,068

			2,196,068

Office Property: 0.5%
101,900		BioMed Realty Trust, Inc.	2,361,023
29,800		Kilroy Realty Corp.	1,637,808

			3,998,831

Single Tenant: 0.2%
59,000	L	National Retail Properties, Inc.	1,379,420

			1,379,420

Storage: 0.2%
101,600		Extra Space Storage, Inc.	1,451,864

			1,451,864

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Warehouse/Industrial: 0.0%
9,900		EastGroup Properties, Inc.	$414,315

			414,315

		Total Real Estate Investment Trusts (Cost $21,859,521)	20,455,583

		Total Long-Term Investments (Cost $838,317,248)	806,626,017

SHORT-TERM INVESTMENTS: 29.9%
Mutual Fund: 1.0%
8,000,000	**, S	ING Institutional Prime Money Market Fund	8,000,000

		Total Mutual Fund (Cost $8,000,000)	8,000,000

Principal Amount			Value
Repurchase Agreement: 0.1%
$1,252,000	S	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $1,252,296 to be received upon repurchase (Collateralized by $1,280,000 Federal Home Loan Bank, Discount Note, Market Value $1,278,464, due 01/10/08)	$1,252,000

		Total Repurchase Agreement (Cost $1,252,000)	1,252,000

Securities Lending Collateralcc: 28.8%
236,256,597	Bank of New York Mellon Corp. Institutional Cash Reserves		236,256,597

	Total Securities Lending Collateral (Cost $236,256,597)		236,256,597

	Total Short-Term Investments (Cost $245,508,597)		245,508,597

	Total Investments in Securities (Cost $1,083,825,845)*	128.2%	$1,052,134,614
	Other Assets and Liabilities - Net	(28.2)	(231,674,350)

	Net Assets	100.0%	$820,460,264

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $1,092,029,014.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$50,583,588
Gross Unrealized Depreciation	(90,477,988)

Net Unrealized Depreciation	$(39,894,400)

ING VP Index Plus SmallCap Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation
Long Contracts
Russell 2000	28	10,810,800	03/19/08	$123,506

				$123,506

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 36.0%
Advertising: 0.3%
108	@	Getty Images, Inc.	$3,131
150	@, L	inVentiv Health, Inc.	4,644
8,300		Omnicom Group	394,499

			402,274

Aerospace/Defense: 1.5%
330	@, L	BE Aerospace, Inc.	17,457
390	L	Curtiss-Wright Corp.	19,578
190	L	DRS Technologies, Inc.	10,311
110	@, L	Esterline Technologies Corp.	5,693
3,000		General Dynamics Corp.	266,970
3,200		L-3 Communications Holdings, Inc.	339,008
3,000	L	Lockheed Martin Corp.	315,780
130	@, L	Moog, Inc.	5,955
7,200		Northrop Grumman Corp.	566,208
250	@, L	Teledyne Technologies, Inc.	13,333
60	L	Triumph Group, Inc.	4,941
5,800		United Technologies Corp.	443,932

			2,009,166

Agriculture: 0.5%
550	@	Alliance One International, Inc.	2,239
5,300		Altria Group, Inc.	400,574
80		Andersons, Inc.	3,584
3,478	@@	British American Tobacco PLC	135,966
290		Universal Corp.	14,854
2,600	L	UST, Inc.	142,480

			699,697

Airlines: 0.1%
9,282	@, @@	British Airways PLC	56,738
200	@, L	Frontier Airlines Holdings, Inc.	1,052
476		Skywest, Inc.	12,781

			70,571

Apparel: 0.5%
400	@, L	CROCS, Inc.	14,724
46	@, L	Deckers Outdoor Corp.	7,133
550	@, L	Iconix Brand Group, Inc.	10,813
150	L	Kellwood Co.	2,496
80	@, L	Maidenform Brands, Inc.	1,082
9,800		Nike, Inc.	629,552
250	@	Skechers USA, Inc.	4,878
190	@, L	Volcom, Inc.	4,186
560	@, L	Warnaco Group, Inc.	19,488
450		Wolverine World Wide, Inc.	11,034

			705,386

Auto Manufacturers: 0.1%
13,000	@@	Fuji Heavy Industries Ltd.	60,215
7,000	@@	Nissan Motor Co., Ltd.	76,401
910	L	Oshkosh Truck Corp.	43,007
120	L	Wabash National Corp.	923

			180,546

Auto Parts & Equipment: 0.0%
620		BorgWarner, Inc.	30,014
570	@, L	Lear Corp.	15,766
6	@@	Sumitomo Rubber Industries, Inc.	53
120		Superior Industries International	2,180

			48,013

Shares			Value

Banks: 1.9%
80	I, L	Alabama National Bancorp.	$6,225
870		Associated Banc-Corp.	23,568
5,207	@@	Banco Bilbao Vizcaya Argentaria SA	126,760
166		Bank Mutual Corp.	1,755
4,050		Bank of America Corp.	167,103
3,400	@@	Bank of Ireland - Dublin Exchange	50,663
1,000	@@	Bank of Ireland - London Exchange	14,839
7,000	@@	Bank of Yokohama Ltd.	48,772
8,470	@@	Barclays PLC	85,541
3,600		BB&T Corp.	110,412
680	L	Boston Private Financial Holdings, Inc.	18,414
200	L	Cascade Bancorp.	2,784
820	L	Cathay General Bancorp.	21,722
250	L	Central Pacific Financial Corp.	4,615
2,410	L	Colonial BancGroup, Inc.	32,631
500		Commerce Bancorp., Inc.	19,070
100	L	Community Bank System, Inc.	1,987
310	L	Corus Bankshares, Inc.	3,308
719	@@	Deutsche Bank AG	93,968
570	L	East-West Bancorp., Inc.	13,811
320	@@, L	First Bancorp.	2,333
60		First Indiana Corp.	1,920
800	L	FirstMerit Corp.	16,008
3,194	@@	Fortis	83,615
300	L	Fremont General Corp.	1,050
870	L	Frontier Financial Corp.	16,156
60	L	Glacier Bancorp., Inc.	1,124
440		Hanmi Financial Corp.	3,793
9,436	@@	HSBC Holdings PLC	158,945
110		Independent Bank Corp.	1,045
6,800	L	Marshall & Ilsley Corp.	180,064
10,000	@@	Mitsubishi UFJ Financial Group, Inc.	94,299
200		Nara Bancorp., Inc.	2,334
3,000	@@	National Australia Bank Ltd.	98,819
130	L	Provident Bankshares Corp.	2,781
6,900		Regions Financial Corp.	163,185
180	@, L	Signature Bank	6,075
511	@@	Societe Generale	73,906
890	L	South Financial Group, Inc.	13,911
120	L	Sterling Bancshares, Inc.	1,339
7,000	@@	Sumitomo Trust & Banking Co., Ltd.	46,135
240	L	Susquehanna Bancshares, Inc.	4,426
1,100	@	Synovus Financial Corp.	11,209
90		TCF Financial Corp.	1,614
820		UCBH Holdings, Inc.	11,611
170		UMB Financial Corp.	6,521
150	L	Umpqua Holdings Corp.	2,301
600	@@	Uniao de Bancos Brasileiros SA GDR	83,784
19,500	@@	UniCredito Italiano S.p.A.	160,396
140		United Bankshares, Inc.	3,923
80	L	United Community Banks, Inc.	1,264
1,250	L	Wachovia Corp.	47,538
420		Webster Financial Corp.	13,427
14,800	L	Wells Fargo & Co.	446,812
200		Wilshire Bancorp., Inc.	1,570
60		Wintrust Financial Corp.	1,988

			2,615,169

Beverages: 1.1%
8,800		Anheuser-Busch Cos., Inc.	460,592
5,983	@@	C&C Group PLC	36,104
5,000	@	Constellation Brands, Inc.	118,200

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Beverages (continued)
1,336	@@	Fomento Economico Mexicano SA de CV ADR	$50,995
160	@, L	Hansen Natural Corp.	7,086
3,300		Pepsi Bottling Group, Inc.	130,218
1,050		PepsiAmericas, Inc.	34,986
9,400		PepsiCo, Inc.	713,460

			1,551,641

Biotechnology: 0.1%
110	@, L	Affymetrix, Inc.	2,545
200	@, L	Arqule, Inc.	1,160
70	@, L	Charles River Laboratories International, Inc.	4,606
390	@, L	CryoLife, Inc.	3,101
230	@, L	Enzo Biochem, Inc.	2,930
220	@, L	Invitrogen Corp.	20,550
150	@, L	Lifecell Corp.	6,467
240	@, L	Martek Biosciences Corp.	7,099
1,430	@, L	Millennium Pharmaceuticals, Inc.	21,421
1,400	@	Millipore Corp.	102,452
590	@, L	PDL BioPharma, Inc.	10,337
250	@	Regeneron Pharmaceuticals, Inc.	6,038
350	@, L	Vertex Pharmaceuticals, Inc.	8,131

			196,837

Building Materials: 0.1%
370	L	Apogee Enterprises, Inc.	6,331
150	@, L	Drew Industries, Inc.	4,110
80		Gibraltar Industries, Inc.	1,234
2,182	@@	Italcementi S.p.A.	46,720
480		Lennox International, Inc.	19,882
110	@, L	NCI Building Systems, Inc.	3,167
30	L	Texas Industries, Inc.	2,103
60	L	Universal Forest Products, Inc.	1,768

			85,315

Chemicals: 0.7%
200		Air Products & Chemicals, Inc.	19,726
380		Airgas, Inc.	19,802
50	L	Albemarle Corp.	2,063
750		Cabot Corp.	25,005
200	L	CF Industries Holdings, Inc.	22,012
7,081	@@	Croda International	81,397
50		Cytec Industries, Inc.	3,079
1,900		Ecolab, Inc.	97,299
290	L	HB Fuller Co.	6,511
360		Lubrizol Corp.	19,498
240	L	Minerals Technologies, Inc.	16,068
3,300		Monsanto Co.	368,577
1,020	L	Olin Corp.	19,717
220	@, L	OM Group, Inc.	12,659
40	L	Penford Corp.	1,024
284	@	PolyOne Corp.	1,869
200		Praxair, Inc.	17,742
97		Quaker Chemical Corp.	2,131
260	L	Schulman A, Inc.	5,603
3,300	L	Sigma-Aldrich Corp.	180,180
9,000	@@	Sumitomo Chemical Co., Ltd.	79,701
500	@, L	Terra Industries, Inc.	23,880
260	L	Tronox, Inc.	2,249
71		Valspar Corp.	1,600
135	@, L	Zep, Inc.	1,872

			1,031,264

Shares			Value

Coal: 0.0%
200	L	Arch Coal, Inc.	$8,986
580		Massey Energy Co.	20,735
100	@, L	Patriot Coal Corp.	4,174

			33,895

Commercial Services: 0.7%
150	L	Aaron Rents, Inc.	2,886
100		ABM Industries, Inc.	2,039
110	L	Administaff, Inc.	3,111
280	@, L	Alliance Data Systems Corp.	20,997
92	@	AMN Healthcare Services, Inc.	1,580
300	@, L	Apollo Group, Inc. - Class A	21,045
190	L	Arbitron, Inc.	7,898
140	@, L	Bankrate, Inc.	6,733
170		Bowne & Co., Inc.	2,992
5,804	@@	Brambles Ltd.	58,278
120	@	Bright Horizons Family Solutions, Inc.	4,145
240	@, L	Career Education Corp.	6,034
100		CDI Corp.	2,426
230	L	Chemed Corp.	12,852
300	@, W, L	ChoicePoint, Inc.	10,926
30	@, L	Consolidated Graphics, Inc.	1,435
130	@, L	Corinthian Colleges, Inc.	2,002
50	L	CPI Corp.	1,178
80	L	Deluxe Corp.	2,631
290		DeVry, Inc.	15,068
340	@, L	Gartner, Inc.	5,970
195	L	Healthcare Services Group	4,130
90	L	Heidrick & Struggles International, Inc.	3,340
160	@, L	ITT Educational Services, Inc.	13,643
40	@, L	Kendle International, Inc.	1,957
290	@, L	Live Nation, Inc.	4,211
440		Manpower, Inc.	25,036
310	L	MAXIMUS, Inc.	11,969
1,700		McKesson Corp.	111,367
120	@, L	Midas, Inc.	1,759
480	@, L	MPS Group, Inc.	5,251
120	@, L	Parexel International Corp.	5,796
70	@, L	Pharmanet Development Group	2,745
90	@, L	Pre-Paid Legal Services, Inc.	4,982
600	L	Robert Half International, Inc.	16,224
240	L	Rollins, Inc.	4,608
5,700		RR Donnelley & Sons Co.	215,118
585		Sotheby’s	22,289
710	@, L	Spherion Corp.	5,169
50		Strayer Education, Inc.	8,529
310	@, L	TrueBlue, Inc.	4,489
230	@	United Rentals, Inc.	4,223
1,583	@@	USG People NV	42,933
460	@, L	Valassis Communications, Inc.	5,377
125	@	Volt Information Sciences, Inc.	2,283
240		Watson Wyatt Worldwide, Inc.	11,138
8,100		Western Union Co.	196,668
190	@, L	Wright Express Corp.	6,743

			934,203

Computers: 1.4%
300	@	Affiliated Computer Services, Inc.	13,530
50	@, L	Ansoft Corp.	1,293
2,900	@	Apple, Inc.	574,432
177	@, L	CACI International, Inc.	7,924

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Computers (continued)
1,500	@@	Capgemini SA	$94,246
500	@	Ciber, Inc.	3,055
20,500	@, L	Dell, Inc.	502,455
170		Diebold, Inc.	4,927
450	@, L	DST Systems, Inc.	37,148
5,000	@	EMC Corp.	92,650
250		Factset Research Systems, Inc.	13,925
8,950		Hewlett-Packard Co.	451,796
90	@, L	Hutchinson Technology, Inc.	2,369
450		International Business Machines Corp.	48,645
990	L	Jack Henry & Associates, Inc.	24,097
140	@, L	Manhattan Associates, Inc.	3,690
230	@, L	Mercury Computer Systems, Inc.	3,705
325	@, L	Micros Systems, Inc.	22,802
400	@	NCR Corp.	10,040
190	@, L	Radiant Systems, Inc.	3,274
40	@, L	SI International, Inc.	1,099
510	@, L	SRA International, Inc.	15,020
215	@, L	Stratasys, Inc.	5,556
210	@	SYKES Enterprises, Inc.	3,780
120	@, L	Synaptics, Inc.	4,939
830	@	Synopsys, Inc.	21,522
1,070	@, L	Western Digital Corp.	32,325

			2,000,244

Cosmetics/Personal Care: 0.3%
670		Alberto-Culver Co.	16,442
190	@, L	Chattem, Inc.	14,353
1,100		Colgate-Palmolive Co.	85,756
3,850		Procter & Gamble Co.	282,667

			399,218

Distribution/Wholesale: 0.1%
460	@, L	Brightpoint, Inc.	7,066
544	L	Fastenal Co.	21,988
290	@	Ingram Micro, Inc.	5,232
590	@, L	LKQ Corp.	12,402
20	L	Owens & Minor, Inc.	849
170	@, L	Scansource, Inc.	5,500
3,000	@@	Sumitomo Corp.	41,974
70	@, L	United Stationers, Inc.	3,235
120	L	Watsco, Inc.	4,411

			102,657

Diversified Financial Services: 1.1%
1,190	@, L	AmeriCredit Corp.	15,220
1,000		Charles Schwab Corp.	25,550
2,300		Citigroup, Inc.	67,712
1,600	L	Countrywide Financial Corp.	14,304
540	L	Eaton Vance Corp.	24,521
2,200		Federated Investors, Inc.	90,552
310		Financial Federal Corp.	6,910
3,800		Goldman Sachs Group, Inc.	817,190
270	L	IndyMac Bancorp., Inc.	1,607
350	@, L	Investment Technology Group, Inc.	16,657
420		Jefferies Group, Inc.	9,681
2,100		JPMorgan Chase & Co.	91,665
550	@, L	LaBranche & Co., Inc.	2,772
900	L	Lehman Brothers Holdings, Inc.	58,896
3,200		Morgan Stanley	169,952
410	L	OptionsXpress Holdings, Inc.	13,866
130	@, L	Piper Jaffray Cos.	6,022
50	@, L	Portfolio Recovery Associates, Inc.	1,984

Shares			Value

1,150		Raymond James Financial, Inc.	$37,559
430	@@	SFCG Co., Ltd.	59,372
1,000		SLM Corp.	20,140
520		SWS Group, Inc.	6,588
120	@, L	TradeStation Group, Inc.	1,705
100		Waddell & Reed Financial, Inc.	3,609
30	@, L	World Acceptance, Corp.	809

			1,564,843

Electric: 1.4%
630		Alliant Energy Corp.	25,635
1,320	@	Aquila, Inc.	4,924
50	L	Central Vermont Public Service Corp.	1,542
780	L	Cleco Corp.	21,684
2,900		Constellation Energy Group, Inc.	297,337
6,400		Dominion Resources, Inc.	303,680
180	@	El Paso Electric Co.	4,603
540		Energy East Corp.	14,693
4,000		Entergy Corp.	478,080
90		MDU Resources Group, Inc.	2,485
1,580		Northeast Utilities	49,470
240	L	NSTAR	8,693
230		OGE Energy Corp.	8,347
3,900		Public Service Enterprise Group, Inc.	383,136
410		Puget Energy, Inc.	11,246
1,000	@@	RWE AG	140,868
60	W	SCANA Corp.	2,529
3,305	@@	Scottish & Southern Energy PLC	107,768
930		Sierra Pacific Resources	15,791
10		Wisconsin Energy Corp.	487

			1,882,998

Electrical Components & Equipment: 0.1%
170	@	Advanced Energy Industries, Inc.	2,224
380	W	Ametek, Inc.	17,799
248	L	Belden Cdt, Inc.	11,036
300	@, L	C&D Technologies, Inc.	1,983
230	@, L	Greatbatch, Inc.	4,598
400		Hubbell, Inc.	20,640
130	@	Littelfuse, Inc.	4,285
825	@@	Schneider Electric SA	111,741

			174,306

Electronics: 0.9%
660		Amphenol Corp.	30,604
50		Analogic Corp.	3,386
4,600	L	Applera Corp. - Applied Biosystems Group	156,032
390	@	Arrow Electronics, Inc.	15,319
900	@, L	Avnet, Inc.	31,473
370	@, L	Benchmark Electronics, Inc.	6,560
350		Brady Corp.	12,282
230	@, L	Checkpoint Systems, Inc.	5,975
220	L	Cubic Corp.	8,624
140	@, L	Cymer, Inc.	5,450
145	@, L	Dionex Corp.	12,015
260	@, L	Electro Scientific Industries, Inc.	5,161
210	@, L	Faro Technologies, Inc.	5,708
170	@, L	FEI Co.	4,221
640	@, L	Flir Systems, Inc.	20,032
870		Gentex Corp.	15,460
50	@, L	Itron, Inc.	4,799
110		Keithley Instruments, Inc.	1,065
2,578	@@	Koninklijke Philips Electronics NV	110,468

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Electronics (continued)
170	@	LoJack Corp.	$2,858
380		Methode Electronics, Inc.	6,247
580		National Instruments Corp.	19,331
1,000	@@	Nidec Corp.	72,252
190		Park Electrochemical Corp.	5,366
190	@	Planar Systems, Inc.	1,216
170	@, L	Plexus Corp.	4,464
100	@, L	Rogers Corp.	4,337
400		Technitrol, Inc.	11,432
5,700	@	Thermo Electron Corp.	328,776
550	@	Thomas & Betts Corp.	26,972
560	@, L	Trimble Navigation Ltd.	16,934
260	@, L	TTM Technologies, Inc.	3,032
210	@, L	Varian, Inc.	13,713
550	@	Vishay Intertechnology, Inc.	6,276
2,500	@, L	Waters Corp.	197,675
140		Woodward Governor Co.	9,513

			1,185,028

Energy — Alternate Sources: 0.0%
650	@, L	Headwaters, Inc.	7,631

			7,631

Engineering & Construction: 0.1%
310	@	Dycom Industries, Inc.	8,262
720	@, L	EMCOR Group, Inc.	17,014
430		Granite Construction, Inc.	15,557
698	@	KBR, Inc.	27,082
480	@	Shaw Group, Inc.	29,011
90	@	URS Corp.	4,890

			101,816

Entertainment: 0.0%
620	@, L	Macrovision Corp.	11,365
140	@, L	Pinnacle Entertainment, Inc.	3,298
80	@, L	Scientific Games Corp.	2,660
230	@, L	Shuffle Master, Inc.	2,758

			20,081

Environmental Control: 0.0%
110	@, L	Tetra Tech, Inc.	2,365
435	@, L	Waste Connections, Inc.	13,442

			15,807

Food: 0.6%
55,000	@@	China Yurun Food Group Ltd.	90,577
300		Corn Products International, Inc.	11,025
490	L	Flowers Foods, Inc.	11,471
5,426		General Mills, Inc.	309,282
70	@, L	Great Atlantic & Pacific Tea Co.	2,193
200	@, L	Hain Celestial Group, Inc.	6,400
112		Hormel Foods Corp.	4,534
90	L	Nash Finch Co.	3,175
444	@@	Nestle SA	203,880
100	@	Performance Food Group Co.	2,687
60	@	Ralcorp Holdings, Inc.	3,647
630		Ruddick Corp.	21,842
350	@, L	Smithfield Foods, Inc.	10,122
90	L	Spartan Stores, Inc.	2,057
6,874	@@	Tate & Lyle PLC	61,210
220	@, L	TreeHouse Foods, Inc.	5,058
70	@, L	United Natural Foods, Inc.	2,220
574	@@	Wimm-Bill-Dann Foods OJSC ADR	75,217

			826,597

Shares			Value

Forest Products & Paper: 0.1%
670	@	Buckeye Technologies, Inc.	$8,375
140	L	Neenah Paper, Inc.	4,081
480	L	Rock-Tenn Co.	12,197
60	L	Schweitzer-Mauduit International, Inc.	1,555
3,713	@, @@	Smurfit Kappa PLC	60,897
250	L	Wausau Paper Corp.	2,248

			89,353

Gas: 0.1%
140		Atmos Energy Corp.	3,926
650		Energen Corp.	41,750
69		Laclede Group, Inc.	2,363
180	L	New Jersey Resources Corp.	9,004
430	L	Northwest Natural Gas Co.	20,924
349		Piedmont Natural Gas Co.	9,130
140	L	South Jersey Industries, Inc.	5,053
380		Southern Union Co.	11,157
659		UGI Corp.	17,958
830	L	Vectren Corp.	24,078
870		WGL Holdings, Inc.	28,501

			173,844

Hand/Machine Tools: 0.1%
490		Baldor Electric Co.	16,493
1,300		Black & Decker Corp.	90,545
142	L	Kennametal, Inc.	5,376
70		Lincoln Electric Holdings, Inc.	4,983
80		Regal-Beloit Corp.	3,596
1,400		Snap-On, Inc.	67,536

			188,529

Healthcare — Products: 0.4%
250	@, L	American Medical Systems Holdings, Inc.	3,615
120	@, L	Arthrocare Corp.	5,766
110	L	Cooper Cos., Inc.	4,180
180	@, L	Cyberonics	2,369
1,328		Densply International, Inc.	59,787
340	@, L	Edwards Lifesciences Corp.	15,637
240	@	Gen-Probe, Inc.	15,103
140	@, L	Haemonetics Corp.	8,823
472	@, L	Henry Schein, Inc.	28,981
202	@, L	Hologic, Inc.	13,865
100	@, L	ICU Medical, Inc.	3,601
194	@	Idexx Laboratories, Inc.	11,374
290	@, L	Immucor, Inc.	9,857
140	@, L	Intuitive Surgical, Inc.	45,430
60		Invacare Corp.	1,512
2,700		Johnson & Johnson	180,090
290	@, L	Kinetic Concepts, Inc.	15,532
220	L	LCA-Vision, Inc.	4,393
120	L	Mentor Corp.	4,692
140	L	Meridian Bioscience, Inc.	4,211
150	@	Merit Medical Systems, Inc.	2,085
250	@	Osteotech, Inc.	1,955
80	@, L	Palomar Medical Technologies, Inc.	1,226
400	@, L	PSS World Medical, Inc.	7,828
330	@	Respironics, Inc.	21,608
90	@, L	Symmetry Medical, Inc.	1,569
110	@, L	Techne Corp.	7,266
110	@, L	Ventana Medical Systems	9,595

			491,950

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Healthcare — Services: 1.1%
5,700		Aetna, Inc.	$329,061
90	@, L	Amedisys, Inc.	4,367
390	@	AMERIGROUP Corp.	14,216
250	@, L	Amsurg Corp.	6,765
500	@, L	Apria Healthcare Group, Inc.	10,785
270	@, L	Centene Corp.	7,409
240	@, W	Covance, Inc.	20,789
3,650	@	Coventry Health Care, Inc.	216,263
1,200	@@	Fresenius Medical Care AG & Co. KGaA	63,892
130	@, L	Gentiva Health Services, Inc.	2,475
650	@	Health Net, Inc.	31,395
190	@, L	Healthways, Inc.	11,104
4,300	@	Humana, Inc.	323,833
210	@	LifePoint Hospitals, Inc.	6,245
320	@, L	Lincare Holdings, Inc.	11,251
80	@, L	Matria Healthcare, Inc.	1,902
150	@, L	Medcath Corp.	3,684
200	@, L	Molina Healthcare, Inc.	7,740
250	@, L	Pediatrix Medical Group, Inc.	17,038
100	@, L	RehabCare Group, Inc.	2,256
260	@	Sierra Health Services, Inc.	10,910
170	@, L	Sunrise Senior Living, Inc.	5,216
4,900		UnitedHealth Group, Inc.	285,180
70	@, L	WellCare Health Plans, Inc.	2,969
1,500	@	WellPoint, Inc.	131,595

			1,528,340

Holding Companies — Diversified: 0.1%
590	@@	LVMH Moet Hennessy Louis Vuitton SA	71,301

			71,301

Home Builders: 0.1%
790	@, L	Champion Enterprises, Inc.	7,442
20,000	@, @@	Haseko Corp.	34,153
340	@, L	Hovnanian Enterprises, Inc.	2,438
290	L	M/I Homes, Inc.	3,045
390	L	MDC Holdings, Inc.	14,481
30	@, L	NVR, Inc.	15,720
90		Skyline Corp.	2,642
638	L	Thor Industries, Inc.	24,250
190	@, L	Toll Brothers, Inc.	3,811
90	L	Winnebago Industries	1,892

			109,874

Home Furnishings: 0.1%
200	L	Ethan Allen Interiors, Inc.	5,700
3,000	@@	Matsushita Electric Industrial Co., Ltd.	61,473
40	@, L	Universal Electronics, Inc.	1,338

			68,511

Household Products/Wares: 0.2%
970		American Greetings Corp.	19,691
190		Blyth, Inc.	4,169
270	@, L	Central Garden and Pet Co.	1,447
340	@, L	Fossil, Inc.	14,273
1,500	@@	Henkel KGaA - Vorzug	84,125
1,100		Kimberly-Clark Corp.	76,274
500	@, L	Spectrum Brands, Inc.	2,665
470	L	Tupperware Corp.	15,524

			218,168

Shares			Value

Housewares: 0.0%
180	L	Toro Co.	$9,799

			9,799

Insurance: 2.9%
8,400	@@	ACE Ltd.	518,952
4,500		Allstate Corp.	235,035
961		American Financial Group, Inc.	27,754
12,200		American International Group, Inc.	711,260
810		Brown & Brown, Inc.	19,035
9,800		Chubb Corp.	534,884
160		Commerce Group, Inc.	5,757
340		Delphi Financial Group	11,995
620	@@	Everest Re Group Ltd.	62,248
140		First American Corp.	4,777
360		Hanover Insurance Group, Inc.	16,488
2,092		Hartford Financial Services Group, Inc.	182,401
1,020		HCC Insurance Holdings, Inc.	29,254
60		Hilb Rogal & Hobbs Co.	2,434
30		Infinity Property & Casualty Corp.	1,084
112	L	Landamerica Financial Group, Inc.	3,746
41,145	@@	Legal & General Group PLC	106,869
30	L	Mercury General Corp.	1,494
4,650		Metlife, Inc.	286,533
60	@	Navigators Group, Inc.	3,900
446	@	Philadelphia Consolidated Holding Co.	17,550
200		Presidential Life Corp.	3,502
380	@, L	ProAssurance Corp.	20,870
120		Protective Life Corp.	4,922
3,105		Prudential Financial, Inc.	288,889
310	L	Radian Group, Inc.	3,621
350		RLI Corp.	19,877
210	L	Safety Insurance Group, Inc.	7,690
484	L	Selective Insurance Group	11,127
13	@, @@	Sony Financial Holdings, Inc.	49,689
250		Stancorp Financial Group, Inc.	12,595
50	L	Tower Group, Inc.	1,670
12,000		Travelers Cos., Inc.	645,600
300		United Fire & Casualty Co.	8,727
340	L	Unitrin, Inc.	16,317
971		WR Berkley Corp.	28,946
240	L	Zenith National Insurance Corp.	10,735
350	@@	Zurich Financial Services AG	102,720

			4,020,947

Internet: 0.4%
1,600	@, L	Amazon.com, Inc.	148,224
160	@, L	Blue Coat Systems, Inc.	5,259
200	@, L	Blue Nile, Inc.	13,612
407	@, L	Cybersource Corp.	7,232
140	@	DealerTrack Holdings, Inc.	4,686
500	@, L	Expedia, Inc.	15,810
400	@	Google, Inc. - Class A	276,592
210	@	Infospace, Inc.	3,948
330	@, L	j2 Global Communications, Inc.	6,986
120	@, L	Knot, Inc.	1,913
657	@	McAfee, Inc.	24,638
440	@	Napster, Inc.	867
200	@, L	NetFlix, Inc.	5,324
180	@	PC-Tel, Inc.	1,235
360	@, L	Perficient, Inc.	5,666
330	@, L	Secure Computing Corp.	3,168

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Internet (continued)
210	@, L	Stamps.com, Inc.	$2,558
4,800	@	Symantec Corp.	77,472
380	L	United Online, Inc.	4,492
150	@, L	Valueclick, Inc.	3,285
310	@, L	Websense, Inc.	5,264

			618,231

Iron/Steel: 0.2%
140	L	Cleveland-Cliffs, Inc.	14,112
110	@	Material Sciences Corp.	817
300		Reliance Steel & Aluminum Co.	16,260
210		Steel Dynamics, Inc.	12,510
16,000	@@	Sumitomo Metal Industries Ltd.	73,167
900		United States Steel Corp.	108,819

			225,685

Leisure Time: 0.1%
910	L	Callaway Golf Co.	15,861
200	@, L	Life Time Fitness, Inc.	9,936
293	L	Polaris Industries, Inc.	13,997
11,168	@, @@	TUI Travel PLC	65,304
220	@, L	WMS Industries, Inc.	8,061

			113,159

Lodging: 0.0%
500		Harrah’s Entertainment, Inc.	44,375
50	@, L	Monarch Casino & Resort, Inc.	1,204

			45,579

Machinery — Construction & Mining: 0.2%
100	@, L	Astec Industries, Inc.	3,719
4,404	@@	Atlas Copco AB - Class B	60,022
1,100		Caterpillar, Inc.	79,816
2,900	@@	Hitachi Construction Machinery Co., Ltd.	86,086
610		Joy Global, Inc.	40,150

			269,793

Machinery — Diversified: 0.4%
474	@, L	AGCO Corp.	32,223
330		Applied Industrial Technologies, Inc.	9,577
160	L	Briggs & Stratton Corp.	3,626
70	L	Cascade Corp.	3,252
250		Cognex Corp.	5,038
2,600		Cummins, Inc.	331,162
400		Deere & Co.	37,248
120		Flowserve Corp.	11,544
360	@, L	Gardner Denver, Inc.	11,880
60		Graco, Inc.	2,236
280		IDEX Corp.	10,116
80	@, L	Intevac, Inc.	1,163
60	L	Lindsay Manufacturing Co.	4,241
180		Nordson Corp.	10,433
80		Robbins & Myers, Inc.	6,050
200	L	Wabtec Corp.	6,888
240	@, L	Zebra Technologies Corp.	8,328

			495,005

Media: 0.7%
1,600		Clear Channel Communications, Inc.	55,232
290		John Wiley & Sons, Inc.	12,424
300	@	Scholastic Corp.	10,467

Shares			Value

4,500	@	Viacom - Class B	$197,640
2,743	@@	Vivendi	125,940
15,900	L	Walt Disney Co.	513,252

			914,955

Metal Fabricate/Hardware: 0.0%
110	L	AM Castle & Co.	2,991
120	L	Kaydon Corp.	6,545
40		Lawson Products	1,517
360		Mueller Industries, Inc.	10,436
213		Quanex Corp.	11,055
80		Valmont Industries, Inc.	7,130
490	L	Worthington Industries	8,761

			48,435

Mining: 0.6%
190	L	Amcol International Corp.	6,846
4,492	@@	BHP Billiton Ltd.	157,031
110	@, L	Brush Engineered Materials, Inc.	4,072
130	@, L	Century Aluminum Co.	7,012
5,800		Freeport-McMoRan Copper & Gold, Inc.	594,152
4,000	@@	Sumitomo Metal Mining Co., Ltd.	67,626

			836,739

Miscellaneous Manufacturing: 1.9%
270		Acuity Brands, Inc.	12,150
110	L	AO Smith Corp.	3,856
382	L	Aptargroup, Inc.	15,628
190	L	Barnes Group, Inc.	6,344
300	L	Carlisle Cos., Inc.	11,109
130	@	Ceradyne, Inc.	6,101
250		Clarcor, Inc.	9,493
580		Crane Co.	24,882
5,600		Danaher Corp.	491,344
5,100		Dover Corp.	235,059
3,100		Eaton Corp.	300,545
140	@, L	EnPro Industries, Inc.	4,291
19,050		General Electric Co.	706,184
50		Harsco Corp.	3,204
700	L	Honeywell International, Inc.	43,099
300		Illinois Tool Works, Inc.	16,062
5,500	@@	Konica Minolta Holdings, Inc.	96,421
150	@	Lydall, Inc.	1,578
70	L	Matthews International Corp. - Class A	3,281
130		Myers Industries, Inc.	1,881
3,400	L	Parker Hannifin Corp.	256,054
460	L	Pentair, Inc.	16,013
270		Roper Industries, Inc.	16,886
1,426	@@, L	Siemens AG	225,821
90		SPX Corp.	9,257
400	@, L	Sturm Ruger & Co., Inc.	3,312
323		Teleflex, Inc.	20,352
1,425	@@	Tyco International Ltd.	56,501

			2,596,708

Office Furnishings: 0.0%
461		Herman Miller, Inc.	14,932
480	L	HNI, Corp.	16,829
210	L	Interface, Inc.	3,427

			35,188

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 4.0%
280	@, L	Atwood Oceanics, Inc.	$28,067
10	@, L	Bill Barrett Corp.	419
230		Cabot Oil & Gas Corp.	9,285
12,227		Chevron Corp.	1,141,146
179		Cimarex Energy Co.	7,613
10,700		ConocoPhillips	944,810
980	@	Denbury Resources, Inc.	29,155
300	L	Devon Energy Corp.	26,673
300	L	ENSCO International, Inc.	17,886
3,000	@@, L	ERG S.p.A.	56,414
21,800		ExxonMobil Corp.	2,042,442
300	@	Forest Oil Corp.	15,252
720		Frontier Oil Corp.	29,218
346		Helmerich & Payne, Inc.	13,864
300		Hess Corp.	30,258
4,500	L	Marathon Oil Corp.	273,870
40	@	Newfield Exploration Co.	2,108
4,100		Occidental Petroleum Corp.	315,659
450		Patterson-UTI Energy, Inc.	8,784
1,094	@@, L	Petroleo Brasileiro SA ADR	126,073
417	@, L	Plains Exploration & Production Co.	22,518
540	@	Pride International, Inc.	18,306
70	@, L	Quicksilver Resources, Inc.	4,171
3,338	@@	Royal Dutch Shell PLC - Class B	139,147
420	@, L	Southwestern Energy Co.	23,402
420		St. Mary Land & Exploration Co.	16,216
220	@, L	Stone Energy Corp.	10,320
40	@, L	Swift Energy Co.	1,761
1,700	@@, L	Total SA	140,761
699	@	Transocean, Inc.	100,062
40	@	Unit Corp.	1,850

			5,597,510

Oil & Gas Services: 0.3%
1,420	@, L	Cameron International Corp.	68,345
140	@, L	Dril-Quip, Inc.	7,792
190	@, L	Exterran Holdings, Inc.	15,542
561	@, L	FMC Technologies, Inc.	31,809
450	@	Grant Prideco, Inc.	24,980
560	@, L	Helix Energy Solutions Group, Inc.	23,240
160	@, L	Hornbeck Offshore Services, Inc.	7,192
320	@, L	ION Geophysical Corp.	5,050
80	L	Lufkin Industries, Inc.	4,583
140	@	Matrix Service Co.	3,055
80	@, L	NATCO Group, Inc.	4,332
1,000	@, L	National Oilwell Varco, Inc.	73,460
320	@	Oceaneering International, Inc.	21,552
3,650	@, @@	Petroleum Geo-Services ASA	105,110
110	@, L	SEACOR Holdings, Inc.	10,201
170	@, L	Superior Energy Services	5,851
100	@, L	Superior Well Services, Inc.	2,122
160	@	W-H Energy Services, Inc.	8,994

			423,210

Packaging & Containers: 0.0%
200		Chesapeake Corp.	1,038
160		Packaging Corp. of America	4,512
890		Sonoco Products Co.	29,085

			34,635

Pharmaceuticals: 1.6%
130	@, L	Alpharma, Inc.	2,620
1,935	@@	AstraZeneca PLC	83,288

Shares			Value

70	@, L	Bradley Pharmaceuticals, Inc.	$1,379
6,700		Bristol-Myers Squibb Co.	177,684
70	@, L	Cephalon, Inc.	5,023
10,800		Eli Lilly & Co.	576,612
590	@	Endo Pharmaceuticals Holdings, Inc.	15,735
2,100	@	Gilead Sciences, Inc.	96,621
3,900	@@	GlaxoSmithKline PLC	99,047
140	@	HealthExtras, Inc.	3,651
300	@	Medco Health Solutions, Inc.	30,420
380		Medicis Pharmaceutical Corp.	9,869
12,100		Merck & Co., Inc.	703,131
700	@@	Merck KGaA	91,421
350	@	MGI Pharma, Inc.	14,186
290	@	NBTY, Inc.	7,946
746	@@	Omega Pharma SA	51,340
900	L	Perrigo Co.	31,509
190	@, L	PetMed Express, Inc.	2,299
4,100		Pfizer, Inc.	93,193
730	@@	Roche Holding AG	126,192
230	@, L	Salix Pharmaceuticals Ltd.	1,812
180	@, L	Sciele Pharma, Inc.	3,681
760	@, L	Sepracor, Inc.	19,950
390	@	Theragenics Corp.	1,396
70	@, L	USANA Health Sciences, Inc.	2,596
420	@, L	VCA Antech, Inc.	18,577
370	@, L	Viropharma, Inc.	2,938

			2,274,116

Pipelines: 0.0%
40		Equitable Resources, Inc.	2,131
514		National Fuel Gas Co.	23,994
780		Oneok, Inc.	34,921

			61,046

Real Estate: 0.1%
4,000	@@	Cheung Kong Holdings Ltd.	73,078
140	L	Jones Lang LaSalle, Inc.	9,962
3,000	@@	Mitsui Fudosan Co., Ltd.	64,699

			147,739

Retail: 1.7%
2,200		Abercrombie & Fitch Co.	175,934
625	@, L	Aeropostale, Inc.	16,563
399		American Eagle Outfitters	8,287
240	@	AnnTaylor Stores Corp.	6,134
800	@	Autozone, Inc.	95,928
260		Barnes & Noble, Inc.	8,957
1,000		Best Buy Co., Inc.	52,650
270	L	Big 5 Sporting Goods Corp.	3,893
2,900	@, L	Big Lots, Inc.	46,371
240	@, L	BJ’s Wholesale Club, Inc.	8,119
120		Brown Shoe Co., Inc.	1,820
170	@, L	Buffalo Wild Wings, Inc.	3,947
120	@	Cabela’s, Inc.	1,808
80	@, L	California Pizza Kitchen, Inc.	1,246
510		Casey’s General Stores, Inc.	15,101
170		Cash America International, Inc.	5,491
200		Cato Corp.	3,132
60		CBRL Group, Inc.	1,943
190	@, L	CEC Entertainment, Inc.	4,932
160	@, L	Chipotle Mexican Grill, Inc.	23,531
490		Christopher & Banks Corp.	5,611
9,400	@	Coach, Inc.	287,452
154	@	Collective Brands, Inc.	2,678

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Retail (continued)
230	@	Copart, Inc.	$9,787
4,100		Costco Wholesale Corp.	286,016
3,100		CVS Caremark Corp.	123,225
340	@, L	Dick’s Sporting Goods, Inc.	9,438
710	@	Dollar Tree Stores, Inc.	18,403
3,000	@@	Don Quijote Co., Ltd.	59,068
230	@, L	Dress Barn, Inc.	2,877
390		Foot Locker, Inc.	5,327
100	@, L	Genesco, Inc.	3,780
390		Guess ?, Inc.	14,777
180	@, L	Gymboree Corp.	5,483
560	@, L	Hanesbrands, Inc.	15,215
150	@, L	Hibbett Sporting Goods, Inc.	2,997
330	@, L	HOT Topic, Inc.	1,921
100	L	IHOP Corp.	3,658
360	@	Jack in the Box, Inc.	9,277
160	@, L	Jo-Ann Stores, Inc.	2,093
220	@, L	JOS A Bank Clothiers, Inc.	6,259
110	L	Longs Drug Stores Corp.	5,170
6,500		McDonald’s Corp.	382,915
412		Men’s Wearhouse, Inc.	11,116
40	L	Movado Group, Inc.	1,012
650		MSC Industrial Direct Co.	26,306
100	@, L	O’Reilly Automotive, Inc.	3,243
180	@, L	Panera Bread Co.	6,448
60	@, L	Papa John’s International, Inc.	1,362
70	@	PF Chang’s China Bistro, Inc.	1,599
320		Phillips-Van Heusen	11,795
1,100		Polo Ralph Lauren Corp.	67,969
2,849	@@	Punch Taverns PLC	43,358
640	@	Quiksilver, Inc.	5,491
2,400	L	RadioShack Corp.	40,464
170	@, L	Red Robin Gourmet Burgers, Inc.	5,438
380		Ross Stores, Inc.	9,717
200	@, L	School Specialty, Inc.	6,910
269	@	Select Comfort Corp.	1,886
3,200	@@	Seven & I Holdings Co., Ltd.	92,968
498	@, L	Sonic Corp.	10,906
260	@, L	Texas Roadhouse, Inc.	2,876
5,600	L	TJX Cos., Inc.	160,888
120	@, L	Tractor Supply Co.	4,313
232	@, L	Tween Brands, Inc.	6,143
740	@, L	Urban Outfitters, Inc.	20,172
900		Wal-Mart Stores, Inc.	42,777
2,300		Wendy’s International, Inc.	59,432
40		World Fuel Services Corp.	1,161
180	@, L	Zumiez, Inc.	4,385

			2,399,349

Savings & Loans: 0.2%
100	L	Anchor Bancorp. Wisconsin, Inc.	2,352
670		Astoria Financial Corp.	15,591
660		BankAtlantic Bancorp., Inc.	2,706
790	L	Bankunited Financial Corp.	5,451
200	L	Dime Community Bancshares	2,554
500		First Niagara Financial Group, Inc.	6,020
350	@, L	FirstFed Financial Corp.	12,537
110	L	Flagstar Bancorp., Inc.	767
13,500		Hudson City Bancorp., Inc.	202,770

			250,748

Semiconductors: 1.4%
190	@, L	Actel Corp.	2,595
300	@, L	AMIS Holdings, Inc.	3,006

Shares			Value

90	@, L	ATMI, Inc.	$2,903
70	@, L	Cabot Microelectronics Corp.	2,514
100	L	Cohu, Inc.	1,530
150	@	Cypress Semiconductor Corp.	5,405
240	@, L	Diodes, Inc.	7,217
1,100	@, @@	Elpida Memory, Inc.	37,609
650	@	Fairchild Semiconductor International, Inc.	9,380
418	@	Integrated Device Technology, Inc.	4,728
37,500		Intel Corp.	999,714
250	@, L	International Rectifier Corp.	8,493
660		Intersil Corp.	16,157
700	@, L	Kulicke & Soffa Industries, Inc.	4,802
566	@, L	Lam Research Corp.	24,468
150	@, L	Microsemi Corp.	3,321
100	@, L	MKS Instruments, Inc.	1,914
9,450	@	Nvidia Corp.	321,489
430	@	Pericom Semiconductor Corp.	8,041
620	@, L	Semtech Corp.	9,622
1,280	@, L	Skyworks Solutions, Inc.	10,880
200	@, L	Standard Microsystems Corp.	7,814
40	@, L	Supertex, Inc.	1,252
4,838	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	48,186
8,300	L	Texas Instruments, Inc.	277,220
1,100	@@	Tokyo Electron Ltd.	66,849
515	@	Varian Semiconductor Equipment Associates, Inc.	19,055

			1,906,164

Software: 1.2%
1,000	@	Activision, Inc.	29,700
40	@, L	Advent Software, Inc.	2,164
160	@, L	Allscripts Healthcare Solutions, Inc.	3,107
470	@, L	Ansys, Inc.	19,486
2,200	@	Autodesk, Inc.	109,472
100	@	Avid Technology, Inc.	2,834
4,400	@	BMC Software, Inc.	156,816
860		Broadridge Financial Solutions ADR	19,290
9,900	L	CA, Inc.	247,005
550	@	Captaris, Inc.	2,376
210	@, L	Cerner Corp.	11,844
170	@, L	Concur Technologies, Inc.	6,156
170	@	CSG Systems International	2,502
314		Dun & Bradstreet Corp.	27,830
130		Global Payments, Inc.	6,048
460	@	Informatica Corp.	8,289
50	@	JDA Software Group, Inc.	1,023
110	@, L	Mantech International Corp.	4,820
300	@	Metavante Technologies, inc.	6,996
20,650		Microsoft Corp.	735,140
4,200	@, L	Novell, Inc.	28,854
190	@, L	Omnicell, Inc.	5,117
9,100	@	Oracle Corp.	205,478
340	@, L	Phase Forward, Inc.	7,395
220	@	Progress Software Corp.	7,410
170	@, L	Smith Micro Software, Inc.	1,440
110	@, L	SPSS, Inc.	3,950
816	@, L	Sybase, Inc.	21,289
934	@, @@	Tele Atlas NV	38,568
20	@, L	THQ, Inc.	564

			1,722,963

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Telecommunications: 1.9%
1,230	@	3Com Corp.	$5,560
420	@, L	Adaptec, Inc.	1,420
400	@, L	ADC Telecommunications, Inc.	6,220
6,557	@@	Alcatel SA	47,699
250	@, L	Anixter International, Inc.	15,568
433	@	Arris Group, Inc.	4,321
15,872		AT&T, Inc.	659,640
2,800		CenturyTel, Inc.	116,088
2,150	@, L	Cincinnati Bell, Inc.	10,213
7,350	@	Cisco Systems, Inc.	198,965
297	@, L	CommScope, Inc.	14,601
120	@, L	Comtech Telecommunications	6,481
4,000		Corning, Inc.	95,960
540	@	Foundry Networks, Inc.	9,461
500	@, L	Harmonic, Inc.	5,240
628		Harris Corp.	39,363
5,400	@, L	JDS Uniphase Corp.	71,820
1,500	@	Juniper Networks, Inc.	49,800
182	@, L	Netgear, Inc.	6,492
350	@, L	Network Equipment Technologies, Inc.	2,947
730	@, L	NeuStar, Inc.	20,936
420	@, L	Novatel Wireless, Inc.	6,804
759	@@	Orascom Telecom GDR	62,853
270	L	Plantronics, Inc.	7,020
13,100		Qualcomm, Inc.	515,485
2,920	@	RF Micro Devices, Inc.	16,673
5,857	@@	Royal KPN NV	106,706
1,700	L	Sprint Nextel Corp.	22,321
390	@	Symmetricom, Inc.	1,837
49,347	@@	Telecom Italia S.p.A. RNC	117,013
505		Telephone & Data Systems, Inc.	31,613
160	@	Tollgrade Communications, Inc.	1,283
5,900		Verizon Communications, Inc.	257,771
150	@,L	Viasat, Inc.	5,165
26,150	@@	Vodafone Group PLC	98,165

			2,639,504

Textiles: 0.0%
300	L	G&K Services, Inc.	11,256
240	@, L	Mohawk Industries, Inc.	17,856
170		Unifirst Corp.	6,460

			35,572

Toys/Games/Hobbies: 0.0%
150	@, L	Jakks Pacific, Inc.	3,542
40	@, L	RC2 Corp.	1,123

			4,665

Transportation: 0.2%
80		Arkansas Best Corp.	1,755
160	@, L	Bristow Group, Inc.	9,064
380		Con-way, Inc.	15,785
500		CSX Corp.	21,990
10	@@	East Japan Railway Co.	82,255
230	@, L	HUB Group, Inc.	6,113
270	@, L	Kansas City Southern	9,269
290	@	Kirby Corp.	13,479
80		Landstar System, Inc.	3,372
90	@	Old Dominion Freight Line	2,080
550	L	Tidewater, Inc.	30,173
300		Union Pacific Corp.	37,686
160	@, L	YRC Worldwide, Inc.	2,734

			235,755

Shares			Value

Water: 0.1%
140	L	American States Water Co.	$5,275
1,278	@@	Veolia Environnement	116,411

			121,686

		Total Common Stock (Cost $43,780,305)	49,869,958

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Apartments: 0.0%
120		Camden Property Trust	5,778
10	L	Essex Property Trust, Inc.	975
150		Mid-America Apartment Communities, Inc.	6,413

			13,166

Diversified: 0.0%
230		Colonial Properties Trust	5,205
70		Entertainment Properties Trust	3,290

			8,495

Forest Products & Paper: 0.0%
214	L	Potlatch Corp.	9,510

			9,510

Health Care: 0.0%
260		LTC Properties, Inc.	6,513
240	L	Medical Properties Trust, Inc.	2,446
130	L	Senior Housing Properties Trust	2,948

			11,907

Hotels: 0.0%
460		DiamondRock Hospitality Co.	6,891
480		Hospitality Properties Trust	15,466

			22,357

Office Property: 0.0%
110		Alexandria Real Estate Equities, Inc.	11,184
310		BioMed Realty Trust, Inc.	7,183
90		Kilroy Realty Corp.	4,946

			23,313

Regional Malls: 0.0%
310		Macerich Co.	22,029

			22,029

Shopping Centers: 0.0%
200		Federal Realty Investment Trust	16,430

			16,430

Single Tenant: 0.0%
180	L	National Retail Properties, Inc.	4,208
400		Realty Income Corp.	10,808

			15,016

Storage: 0.0%
300		Extra Space Storage, Inc.	4,287

			4,287

Warehouse/Industrial: 0.1%
810		AMB Property Corp.	46,624
30	L	EastGroup Properties, Inc.	1,256

			47,880

		Total Real Estate Investment Trusts (Cost $203,183)	194,390

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

EXCHANGE-TRADED FUNDS: 0.1%
Exchange-Traded Funds: 0.1%
600	L	iShares S&P SmallCap 600 Index Fund	$39,012
780	L	Midcap SPDR Trust Series 1	120,978

			159,990

		Total Exchange-Traded Funds (Cost $157,808)	159,990

PREFERRED STOCK: 0.6%
Diversified Financial Services: 0.1%
8,900	P, L	Merrill Lynch & Co., Inc., 5.482%, due 05/21/12	155,750

			155,750

Insurance: 0.4%
10,125	@@, P	Aegon NV, 6.375%, due 06/15/15	199,969
3,000	@@, P	Aegon NV - Series 1, 5.866%, due 12/15/10	53,250
11,400	P	Metlife, Inc., 6.500%, due 09/15/10	248,976

			502,195

Media: 0.1%
2,183	@@	ProSieben SAT.1 Media AG	51,621

			51,621

Sovereign: 0.0%
2,000	P, L	Fannie Mae, 5.580%, due 09/30/12	45,500

			45,500

		Total Preferred Stock (Cost $945,142)	755,066

Principal Amount			Value
CORPORATE BONDS/NOTES: 11.5%
Aerospace/Defense: 0.2%
$274,000	C, S	United Technologies Corp., 5.375%, due 12/15/17	$276,920

			276,920

Banks: 3.8%
230,000	@@, C, S	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	185,814
199,000	@@, #, C, S	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	197,786
195,000	S	Bank of America Corp., 5.750%, due 12/01/17	195,813
110,000	@@, C	Bank of Ireland, 5.188%, due 12/29/49	89,650
50,000	@@, C	Bank of Scotland, 5.125%, due 12/31/49	39,324
61,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	64,036
60,000	@@, C	Barclays Bank PLC, 5.563%, due 12/31/49	47,700
228,000	@@, #, S	Barclays Bank PLC, 6.050%, due 12/04/17	230,162
150,000	@@, C, L	BNP Paribas, 5.238%, due 09/29/49	126,410

Principal Amount			Value

$223,000	@@, #, C, S	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	$205,346
100,000	@@, #, C	Danske Bank A/S, 5.914%, due 12/29/49	94,741
20,000	@@, C	Den Norske Bank ASA, 5.375%, due 11/29/49	16,100
143,000	#, C	Dresdner Funding Trust I, 8.151%, due 06/30/31	146,234
130,000	@@, #, C	HBOS PLC, 5.375%, due 11/29/49	118,655
350,000	@@, C	HSBC Bank PLC, 4.913%, due 06/29/49	274,750
180,000	@@, C, S	HSBC Bank PLC, 5.000%, due 06/29/49	141,300
20,000	@@, C	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	15,900
220,000	@@, C, L	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	177,100
160,000	@@, C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	161,710
20,000	@@, C	National Westminster Bank PLC, 6.250%, due 11/29/49	15,475
139,000	#, C	Rabobank Capital Funding II, 5.260%, due 12/29/49	129,666
64,000	#, C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	57,379
49,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	45,107
162,000	@@, #, C	Resona Bank Ltd., 5.850%, due 09/29/49	150,844
370,000	@@, C, S	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	275,650
110,000	@@, C	Societe Generale, 4.981%, due 11/29/49	90,544
270,000	@@, C	Standard Chartered PLC, 4.974%, due 07/29/49	189,000
410,000	@@, C	Standard Chartered PLC, 5.125%, due 11/29/49	299,300
40,000	@@, C	Standard Chartered PLC, 5.588%, due 01/29/49	28,400
173,000	@@, C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	176,567
212,000	C, S	SunTrust Preferred Capital I, 5.853%, due 12/31/49	187,249
264,000	@@, S	UBS AG, 5.875%, due 12/20/17	266,357
212,000	C, S	USB Capital IX, 6.189%, due 03/29/49	192,000
157,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	140,386
260,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	260,650
100,000	@@, C	Westpac Banking Corp., 5.306%, due 09/30/49	81,777
181,000	@@, #, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	159,345

			5,274,227

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

Beverages: 0.2%
$75,000	C	Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	$76,713
173,000	@@, C	Diageo Capital PLC, 5.750%, due 10/23/17	174,306

			251,019

Chemicals: 0.1%
50,000	Z	Stauffer Chemical, 4.480%, due 04/15/10	45,229
80,000	Z	Stauffer Chemical, 5.500%, due 04/15/18	46,136
90,000	Z	Stauffer Chemical, 6.750%, due 04/15/17	55,004

			146,369

Diversified Financial Services: 2.6%
396,000	@@, #, C, S	Aiful Corp., 4.450%, due 02/16/10	374,549
100,000		American General Finance Corp., 6.900%, due 12/15/17	100,278
130,000		Caterpillar Financial Services Corp., 4.850%, due 12/07/12	130,366
191,000	S	Citigroup, Inc., 6.125%, due 11/21/17	196,556
174,000	C, S	Citigroup, Inc., 8.300%, due 12/21/57	182,205
232,000	#, C, S	Corestates Capital Trust I, 8.000%, due 12/15/26	240,196
136,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	133,613
85,000	@@, C	Financiere CSFB NV, 4.806%, due 03/29/49	67,575
167,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	167,551
207,000	C, S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	203,455
163,000	#, C, S	HVB Funding Trust III, 9.000%, due 10/22/31	184,490
195,000	S	John Deere Capital Corp., 4.950%, due 12/17/12	195,480
240,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	244,386
269,000	#, C, S	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	242,274
111,000	@@, C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	105,301
100,000	@@, C	Paribas, 5.063%, due 12/31/49	83,566
46,667	@@, #, C	Petroleum Export Ltd., 4.623%, due 06/15/10	45,958
228,766	@@, #, C, S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	230,676
165,000	C	Residential Capital, LLC, 8.000%, due 04/17/13	102,300
982,586	#, Z	Toll Road Investors Partnership II LP, 15.740%, due 02/15/45	141,796

Principal Amount			Value

$100,000	#, C	Twin Reefs Pass-Through Trust, 6.243%, due 12/10/49	$65,207
179,000	@@, C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	181,444

			3,619,222

Electric: 0.9%
378,000	C, S	Commonwealth Edison, 6.150%, due 03/15/12	391,724
163,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	153,764
184,000	C, S	Commonwealth Edison Co., 5.950%, due 08/15/16	186,971
41,000	@@, L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	47,366
72,000	C	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	72,069
158,000	C	Nisource Finance Corp., 6.150%, due 03/01/13	163,057
174,000	C	NorthWestern Corp., 5.875%, due 11/01/14	171,738

			1,186,689

Food: 0.4%
155,000		Kraft Foods, Inc., 6.125%, due 02/01/18	156,476
157,000		Kraft Foods, Inc., 6.875%, due 02/01/38	163,524
219,000	S	Kraft Foods, Inc., 7.000%, due 08/11/37	230,754

			550,754

Healthcare — Products: 0.2%
232,000	C, S	Baxter International, Inc., 6.250%, due 12/01/37	238,859

			238,859

Insurance: 0.3%
260,000	@@, C, S	Aegon NV, 5.399%, due 12/31/49	187,428
99,000		Prudential Financial, Inc., 6.000%, due 12/01/17	98,774
87,000		Prudential Financial, Inc., 6.625%, due 12/01/37	88,017

			374,219

Media: 0.1%
154,000	#, C	News America, Inc., 6.650%, due 11/15/37	159,371

			159,371

Miscellaneous Manufacturing: 0.1%
216,000	S	General Electric Co., 5.250%, due 12/06/17	215,952

			215,952

Multi-National: 0.1%
92,000	@@, S	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	89,023

			89,023

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

Oil & Gas: 0.7%
$131,000	@@, #	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	$127,013
27,000	@@, #	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	28,819
221,000	@@, #, S	Pemex Project Funding Master Trust, 6.291%, due 06/15/10	224,647
63,000	@@, C, L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	66,719
130,000	@@, #, C, S	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	126,461
182,000	@@, C	Transocean, Inc., 6.000%, due 03/15/18	181,857
156,000	@@, C	Transocean, Inc., 6.800%, due 03/15/38	159,690

			915,206

Pharmaceuticals: 0.1%
153,000	C	Merck & Co., Inc., 5.750%, due 11/15/36	152,667

			152,667

Pipelines: 0.1%
105,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	103,782

			103,782

Real Estate: 0.1%
48,000	C	Liberty Property LP, 6.375%, due 08/15/12	50,134
152,000	C	Liberty Property LP, 7.750%, due 04/15/09	156,207

			206,341

Retail: 0.9%
62,000	C	McDonald’s Corp., 5.800%, due 10/15/17	64,313
368,000	C, S	McDonald’s Corp., 6.300%, due 10/15/37	382,935
70,000	C	Nordstrom, Inc., 6.250%, due 01/15/18	71,795
96,000	C	Nordstrom, Inc., 7.000%, due 01/15/38	99,237
346,000	C, S	Target Corp., 6.500%, due 10/15/37	348,910
54,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	48,063
290,000	S	Wal-Mart Stores, Inc., 6.500%, due 08/15/37	306,405

			1,321,658

Telecommunications: 0.5%
289,000	S	Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	302,461
223,000	C, S	Embarq Corp., 7.995%, due 06/01/36	235,685
136,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	129,324

			667,470

Principal Amount			Value

Water: 0.1%
$87,000	#, C	American Water Capital Corp., 6.085%, due 10/15/17	$86,865
87,000	#, C	American Water Capital Corp., 6.593%, due 10/15/37	85,411

			172,276

		Total Corporate Bonds/Notes (Cost $16,377,610)	15,922,024

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.9%
Federal Home Loan Mortgage Corporation: 4.2%
389,311	C, S	4.500%, due 12/15/16	389,640
569,000	S, Z	4.940%, due 03/15/31	183,318
287,000	C, S	5.000%, due 12/11/12	288,331
367,209	C, S	5.000%, due 08/15/16	369,243
478,000	C, S	5.000%, due 05/15/20	476,578
153,000	C, S	5.000%, due 09/15/31	146,349
58,000	C, S	5.000%, due 02/15/32	56,323
152,000	C, S	5.000%, due 04/15/32	150,066
429,000	C, S	5.250%, due 03/15/12	431,503
659,307	C, S	5.378%, due 05/15/33	653,445
99,000	C, S	5.500%, due 12/15/20	98,833
1,082,000	C, S	5.500%, due 09/15/32	1,081,279
59,000	C, S	5.500%, due 10/15/32	58,588
52,000	C, S	5.500%, due 11/15/32	51,133
167,000	C, S	5.500%, due 07/15/33	166,033
334,000	W	5.500%, due 02/12/37	333,113
353,942	C, S	6.000%, due 01/15/29	364,167
327,000		6.500%, due 02/01/34	335,839
138,546	S	7.000%, due 11/01/31	145,405

			5,779,186

Federal National Mortgage Corporation: 8.5%
413,000	L	4.750%, due 11/19/12	427,863
2,939,000	W	5.000%, due 02/15/20	2,940,378
711,000	W	5.000%, due 02/13/36	693,336
511,453	S	5.000%, due 03/01/37	491,538
589,529	S	5.000%, due 08/01/37	566,573
222,000	C, S	5.400%, due 03/26/12	222,822
12,202	S	5.500%, due 01/01/18	12,389
217,087	S	5.500%, due 02/01/18	219,899
936,000	S	5.500%, due 05/25/30	931,770
241,695	S	5.500%, due 01/25/36	238,151
345,140	S	5.500%, due 12/25/36	338,147
227,336	S	6.000%, due 08/01/16	233,040
4,074,000		6.000%, due 02/15/19	4,166,301
243,174	S	6.000%, due 04/25/31	250,909
22,946	S	7.500%, due 09/01/31	24,479

			11,757,595

Government National Mortgage Association: 0.2%
27,972	S	6.500%, due 01/15/29	29,033
25,713	S	6.500%, due 10/15/31	26,662
56,599	S	6.500%, due 01/15/32	58,689
22,627	S	7.000%, due 01/15/28	24,020
55,889	S	7.000%, due 02/15/28	59,328
137,535	S	7.500%, due 12/15/23	146,626

			344,358

		Total U.S. Government Agency Obligations (Cost $17,735,904)	17,881,139

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 24.0%
U.S. Treasury Bonds: 3.4%
$2,737,000	L	4.250%, due 11/15/17	$2,785,541
192,000	L	4.750%, due 05/15/14	204,225
1,702,000	L	4.750%, due 02/15/37	1,781,783

			4,771,549

U.S. Treasury Notes: 19.1%
14,944,000	L	3.125%, due 11/30/09	14,965,026
1,219,000	S	3.250%, due 12/31/09	1,223,572
9,734,000	L	3.375%, due 11/30/12	9,704,350
469,000	L	4.500%, due 05/15/10	484,792

			26,377,740

Treasury Inflation Indexed Protected Securities: 1.5%
402,108	L	2.375%, due 04/15/11	419,261
394,739	S	2.375%, due 01/15/17	416,665
390,167	L	2.375%, due 01/15/25	409,737
800,072	S	3.875%, due 01/15/09	823,949

			2,069,612

		Total U.S. Treasury Obligations (Cost $32,971,700)	33,218,901

ASSET-BACKED SECURITIES: 0.8%
Automobile Asset-Backed Securities: 0.0%
8,190	C, S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	8,179

			8,179

Credit Card Asset-Backed Securities: 0.1%
115,000	C, S	Bank One Issuance Trust, 4.540%, due 09/15/10	114,993

			114,993

Home Equity Asset-Backed Securities: 0.4%
526,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	452,020
6,404	C, S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	6,374
65,602	C, S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	61,656

			520,050

Other Asset-Backed Securities: 0.3%
28,000	C, S	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	26,153
149,000	C, S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	147,241
124,000	C, S	Equity One, Inc., 5.050%, due 09/25/33	120,590
98,000	C, S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	97,288
11,524	C, S	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	11,379

Principal Amount			Value

$72,000	C, S	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	$71,396

			474,047

		Total Asset-Backed Securities (Cost $1,201,556)	1,117,269

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.1%
301,080	C, S	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	312,735
74,648	C, S	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	74,636
10,000	C, S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	9,895
158,127	C, S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	158,639
38,000	C, S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	37,916
20,000	C, S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	20,988
318,317	C, S	Banc of America Funding Corp., 5.653%, due 06/20/37	310,196
287,159	C, S	Banc of America Funding Corp., 5.843%, due 05/20/36	283,448
114,950	C, S	Banc of America Funding Corp., 7.000%, due 10/25/37	116,748
105,311	C, S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	104,887
94,807	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	91,671
26,000	C, S	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	25,759
129,796	C, S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	130,667
37,000	C, S	Capco America Securitization Corp., 6.460%, due 10/15/30	37,342
227,225	C, S	Chaseflex Trust, 6.500%, due 02/25/37	228,432
129,398	C, S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	130,834
342,693	C, S	Countrywide Alternative Loan Trust, 5.407%, due 10/25/35	342,462
427,241	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	412,263
82,000	C, S	Credit Suisse First Boston Mortgage Securities Corp., 7.560%, due 04/15/62	87,741

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$411,927	C, S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	$414,038
1,032,178	C, S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1,061,306
85,334	C, S	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	84,492
40,000	C, S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	40,162
9,725	C, S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	9,867
184,304	C, S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	179,851
121,119	C, S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	121,161
110,000	C, S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	110,261
63,092	#, C, S	GSMPS 2005-RP1 1AF, 5.215%, due 01/25/35	62,369
15,762	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	15,966
142,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	145,491
1,539,559	C, S	JPMorgan Mortgage Trust, 5.405%, due 11/25/35	1,507,437
143,000	C, S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	142,121
23,000	C, S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	22,944
123,443	C, S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	123,142
21,000	C, S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	19,626
10,000	C, S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	9,985
87,000	C, S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	87,205
153,000	C, S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	160,969
107,449	C, S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	113,308
269,863	C, S	MASTR Adjustable Rate Mortgages Trust, 5.650%, due 01/25/47	247,937
820,377	C, S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	814,585

Principal Amount			Value

$2,076,491	C, S	MASTR Reperforming Loan Trust, 5.225%, due 07/25/35	$2,048,702
300,000	C, S	Morgan Stanley Capital I, 5.007%, due 01/14/42	298,007
104,757	C, S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	102,949
183,928	C, S	RAAC Series, 5.250%, due 09/25/34	181,304
94,387	C, S	Thornburg Mortgage Securities Trust, 5.235%, due 09/25/44	92,768
10,000	C, S	Wachovia Bank Commercial Mortgage Trust, 5.244%, due 07/15/42	10,043
237,015	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	234,522
32,388	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.488%, due 02/25/47	30,233
772,509	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.598%, due 12/25/46	707,716
1,473,407	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.598%, due 07/25/47	1,360,485
992,388	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.628%, due 11/25/36	921,649
787,610	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.628%, due 11/25/46	731,468
884,264	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.633%, due 01/25/47	860,499
63,334	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.683%, due 06/25/37	63,253
463,829	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.700%, due 06/25/37	458,012
443,029	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	440,841
362,921	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.819%, due 06/25/37	356,530
170,000	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.822%, due 10/25/36	171,830
195,278	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.877%, due 07/25/37	190,838
835,228	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.288%, due 11/25/46	730,825
131,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	130,068
106,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.790%, due 07/25/34	104,415
511,890	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	502,189

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$453,510	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.650%, due 12/25/36	$445,994

		Total Collateralized Mortgage Obligations (Cost $20,184,421)	19,586,622

MUNICIPAL BONDS: 0.4%
California: 0.1%
186,000	C, S	City of San Diego, 7.125%, due 06/01/32	170,136

			170,136

Michigan: 0.3%
385,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	358,062

			358,062

		Total Municipal Bonds (Cost $570,850)	528,198

		Total Long-Term Investments (Cost $134,128,479)	139,233,557

Shares			Value
SHORT-TERM INVESTMENTS: 30.2%
Mutual Fund: 5.7%
7,850,000	**, S	ING Institutional Prime Money Market Fund	$7,850,000

		Total Mutual Fund (Cost $7,850,000)	7,850,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$290,000	S	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $290,068 to be received upon repurchase (Collateralized by $300,000 Federal Home Loan Bank, Discount Note, Market Value $299,430, due 01/16/08)	$290,000

		Total Repurchase Agreement (Cost $290,000)	290,000

Securities Lending Collateralcc: 24.3%
33,636,403	Bank of New York Mellon Corp. Institutional Cash Reserves		33,636,403

	Total Securities Lending Collateral (Cost $33,636,403)		33,636,403

	Total Short-Term Investments (Cost $41,776,403)		41,776,403

	Total Investments in Securities (Cost $175,904,882)*	130.7%	$181,009,960
	Other Assets and Liabilities - Net	(30.7)	(42,541,839)

	Net Assets	100.0%	$138,468,121

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $176,331,553.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,192,431
Gross Unrealized Depreciation	(3,514,024)

Net Unrealized Appreciation	$4,678,407

ING VP Strategic Allocation Conservative Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	46	11,012,975	03/17/08	$55,445
90-Day Eurodollar	84	20,267,100	09/15/08	79,150
S&P 500 E-Mini	2	147,720	03/20/08	(172)
U.S. Treasury 2-Year Note	45	9,461,250	03/31/08	28,591
U.S. Treasury 5-Year Note	102	11,248,688	03/31/08	19,982

				$182,996

Short Contracts
90-Day Eurodollar	84	(20,233,500)	09/14/09	$(91,329)
Fed Fund 30-Day	10	(4,003,029)	03/31/08	(16,253)
Fed Fund 30-Day	10	(4,006,362)	04/30/08	(18,339)
Fed Fund 30-Day	9	(3,611,539)	05/30/08	(26,536)
U.S. Treasury 10-Year Note	34	(3,855,281)	03/19/08	(17,569)
U.S. Treasury Long Bond	5	(581,875)	03/19/08	1,957

				$(168,069)

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

ING VP Strategic Allocation Conservative Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.04221% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	12/13/09	USD	2,173,000	$6,392
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	519,000	(5,136)

				$1,256

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 78.4%
Advertising: 0.6%
574	@	Getty Images, Inc.	$16,647
800	@, L	inVentiv Health, Inc.	24,768
31,600		Omnicom Group	1,501,948

			1,543,363

Aerospace/Defense: 2.9%
1,760	@, L	BE Aerospace, Inc.	93,104
2,000		Curtiss-Wright Corp.	100,400
1,100	L	DRS Technologies, Inc.	59,697
600	@, L	Esterline Technologies Corp.	31,050
11,900		General Dynamics Corp.	1,058,981
11,900		L-3 Communications Holdings, Inc.	1,260,686
11,700	L	Lockheed Martin Corp.	1,231,542
700	@	Moog, Inc.	32,067
27,300		Northrop Grumman Corp.	2,146,872
1,100	@, L	Teledyne Technologies, Inc.	58,663
200	L	Triumph Group, Inc.	16,470
21,700		United Technologies Corp.	1,660,918

			7,750,450

Agriculture: 1.1%
2,900	@	Alliance One International, Inc.	11,803
19,650		Altria Group, Inc.	1,485,147
430		Andersons, Inc.	19,264
20,243	@@	British American Tobacco PLC	791,362
1,300	L	Universal Corp.	66,586
9,900	L	UST, Inc.	542,520

			2,916,682

Airlines: 0.1%
57,236	@, @@	British Airways PLC	349,863
1,100	@, L	Frontier Airlines Holdings, Inc.	5,786
2,305		Skywest, Inc.	61,889

			417,538

Apparel: 1.0%
2,100	@, L	CROCS, Inc.	77,301
380	@, L	Deckers Outdoor Corp.	58,923
2,900	@, L	Iconix Brand Group, Inc.	57,014
700	L	Kellwood Co.	11,648
400	@, L	Maidenform Brands, Inc.	5,412
35,500		Nike, Inc.	2,280,520
1,200	@	Skechers USA, Inc.	23,412
700	@, L	Volcom, Inc.	15,421
2,700	@, L	Warnaco Group, Inc.	93,960
2,400		Wolverine World Wide, Inc.	58,848

			2,682,459

Auto Manufacturers: 0.4%
76,000	@@	Fuji Heavy Industries Ltd.	352,028
42,700	@@	Nissan Motor Co., Ltd.	466,049
4,600	L	Oshkosh Truck Corp.	217,396
600	L	Wabash National Corp.	4,614

			1,040,087

Auto Parts & Equipment: 0.1%
2,800		BorgWarner, Inc.	135,548
2,800	@, L	Lear Corp.	77,448
600		Superior Industries International	10,902

			223,898

Shares			Value

Banks: 4.8%
400	I, L	Alabama National Bancorp.	$31,124
4,300	L	Associated Banc-Corp.	116,487
30,605	@@	Banco Bilbao Vizcaya Argentaria SA	745,054
829		Bank Mutual Corp.	8,763
15,000		Bank of America Corp.	618,900
2,500	@@	Bank of Ireland - Dublin Exchange	37,252
24,100	@@	Bank of Ireland - London Exchange	357,629
44,000	@@	Bank of Yokohama Ltd.	306,566
52,131	@@	Barclays PLC	526,488
13,200		BB&T Corp.	404,844
3,300	L	Boston Private Financial Holdings, Inc.	89,364
1,000	L	Cascade Bancorp.	13,920
4,500	L	Cathay General Bancorp.	119,205
1,200	L	Central Pacific Financial Corp.	22,152
12,800	L	Colonial BancGroup, Inc.	173,312
2,100		Commerce Bancorp., Inc.	80,094
700	L	Community Bank System, Inc.	13,909
1,600	L	Corus Bankshares, Inc.	17,072
4,422	@@	Deutsche Bank AG	577,920
2,731	L	East-West Bancorp., Inc.	66,172
1,600	@@, L	First Bancorp.	11,664
300		First Indiana Corp.	9,600
4,400	L	FirstMerit Corp.	88,044
19,312	@@	Fortis	505,564
1,800	L	Fremont General Corp.	6,300
4,400	L	Frontier Financial Corp.	81,708
300	L	Glacier Bancorp., Inc.	5,622
2,300		Hanmi Financial Corp.	19,826
55,274	@@	HSBC Holdings PLC	931,065
600		Independent Bank Corp.	5,700
25,200		Marshall & Ilsley Corp.	667,296
59,000	@@	Mitsubishi UFJ Financial Group, Inc.	556,366
1,200		Nara Bancorp., Inc.	14,004
17,400	@@	National Australia Bank Ltd.	573,148
1,000	L	Provident Bankshares Corp.	21,390
26,600		Regions Financial Corp.	629,090
800	@,L	Signature Bank	27,000
3,311	@@	Societe Generale	478,867
4,400	L	South Financial Group, Inc.	68,772
600	L	Sterling Bancshares, Inc.	6,696
44,000	@@	Sumitomo Trust & Banking Co., Ltd.	289,993
1,300	L	Susquehanna Bancshares, Inc.	23,972
6,200	@	Synovus Financial Corp.	63,178
500	L	TCF Financial Corp.	8,965
3,900		UCBH Holdings, Inc.	55,224
880		UMB Financial Corp.	33,757
700		Umpqua Holdings Corp.	10,738
3,400	@@	Uniao de Bancos Brasileiros SA GDR	474,776
114,900	@@	UniCredito Italiano S.p.A.	945,100
500	L	United Bankshares, Inc.	14,010
400	L	United Community Banks, Inc.	6,320
4,700	L	Wachovia Corp.	178,741
2,200		Webster Financial Corp.	70,334
56,100	L	Wells Fargo & Co.	1,693,659
200	L	Whitney Holding Corp.	5,230
1,100		Wilshire Bancorp., Inc.	8,635
400	L	Wintrust Financial Corp.	13,252

			12,929,833

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Beverages: 2.3%
33,600		Anheuser-Busch Cos., Inc.	$1,758,624
38,064	@@	C&C Group PLC	229,695
18,300	@	Constellation Brands, Inc.	432,612
8,132	@@	Fomento Economico Mexicano SA de CV ADR	310,398
700	@, L	Hansen Natural Corp.	31,003
12,700		Pepsi Bottling Group, Inc.	501,142
5,700	L	PepsiAmericas, Inc.	189,924
34,900		PepsiCo, Inc.	2,648,910

			6,102,308

Biotechnology: 0.3%
600	@, L	Affymetrix, Inc.	13,884
1,000	@, L	Arqule, Inc.	5,800
400	@, L	Charles River Laboratories International, Inc.	26,320
1,950	@, L	CryoLife, Inc.	15,503
1,200	@, L	Enzo Biochem, Inc.	15,288
1,400	@, L	Invitrogen Corp.	130,774
710	@, L	Lifecell Corp.	30,608
1,200	@, L	Martek Biosciences Corp.	35,496
7,800	@, L	Millennium Pharmaceuticals, Inc.	116,844
5,100	@	Millipore Corp.	373,218
3,000	@, L	PDL BioPharma, Inc.	52,560
1,100	@, L	Regeneron Pharmaceuticals, Inc.	26,565
1,900	@, L	Vertex Pharmaceuticals, Inc.	44,137

			886,997

Building Materials: 0.2%
2,000	L	Apogee Enterprises, Inc.	34,220
700	@, L	Drew Industries, Inc.	19,180
400		Gibraltar Industries, Inc.	6,168
12,827	@@	Italcementi S.p.A.	274,645
2,200		Lennox International, Inc.	91,124
700	@, L	NCI Building Systems, Inc.	20,153
400	L	Texas Industries, Inc.	28,040
200	L	Universal Forest Products, Inc.	5,892

			479,422

Chemicals: 1.7%
800		Air Products & Chemicals, Inc.	78,904
2,000		Airgas, Inc.	104,220
300	L	Albemarle Corp.	12,375
3,900	L	Cabot Corp.	130,026
900	L	CF Industries Holdings, Inc.	99,054
42,241	@@	Croda International	485,564
300	L	Cytec Industries, Inc.	18,474
7,100		Ecolab, Inc.	363,591
1,400	L	HB Fuller Co.	31,430
2,000		Lubrizol Corp.	108,320
1,300	L	Minerals Technologies, Inc.	87,035
12,500		Monsanto Co.	1,396,125
5,500	L	Olin Corp.	106,315
900	@, L	OM Group, Inc.	51,786
200	L	Penford Corp.	5,118
1,390	@	PolyOne Corp.	9,146
900		Praxair, Inc.	79,839
413		Quaker Chemical Corp.	9,074
1,300	L	Schulman A, Inc.	28,015
278		Sensient Technologies Corp.	7,862
12,600		Sigma-Aldrich Corp.	687,960
58,000	@@	Sumitomo Chemical Co., Ltd.	513,627
1,900	@, L	Terra Industries, Inc.	90,744

Shares			Value

1,400	L	Tronox, Inc.	$12,110
369		Valspar Corp.	8,317
685	@, L	Zep, Inc.	9,501

			4,534,532

Coal: 0.1%
900	L	Arch Coal, Inc.	40,437
2,800		Massey Energy Co.	100,100
600	@, L	Patriot Coal Corp.	25,044

			165,581

Commercial Services: 1.5%
800	L	Aaron Rents, Inc.	15,392
400		ABM Industries, Inc.	8,156
600	L	Administaff, Inc.	16,968
1,500	@, L	Alliance Data Systems Corp.	112,485
429	@	AMN Healthcare Services, Inc.	7,366
1,200	@, L	Apollo Group, Inc. - Class A	84,180
1,000	L	Arbitron, Inc.	41,570
500	@, L	Bankrate, Inc.	24,045
900	L	Bowne & Co., Inc.	15,840
36,841	@@	Brambles Ltd.	369,921
700	@	Bright Horizons Family Solutions, Inc.	24,178
1,400	@, L	Career Education Corp.	35,196
600		CDI Corp.	14,556
900	L	Chemed Corp.	50,292
1,500	@, W, L	ChoicePoint, Inc.	54,630
100	@	Consolidated Graphics, Inc.	4,782
700	@, L	Corinthian Colleges, Inc.	10,780
260	L	CPI Corp.	6,123
500	L	Deluxe Corp.	16,445
1,500	L	DeVry, Inc.	77,940
1,800	@, L	Gartner, Inc.	31,608
1,050	L	Healthcare Services Group	22,239
300	L	Heidrick & Struggles International, Inc.	11,133
900	@, L	ITT Educational Services, Inc.	76,743
300	@, L	Kendle International, Inc.	14,676
1,500	@, L	Live Nation, Inc.	21,780
2,400		Manpower, Inc.	136,560
1,300	L	MAXIMUS, Inc.	50,193
6,650		McKesson Corp.	435,642
600	@, L	Midas, Inc.	8,796
2,700	@, L	MPS Group, Inc.	29,538
600	@, L	Parexel International Corp.	28,980
300	@, L	Pharmanet Development Group	11,763
500	@, L	Pre-Paid Legal Services, Inc.	27,675
2,200		Robert Half International, Inc.	59,488
1,350	L	Rollins, Inc.	25,920
21,000		RR Donnelley & Sons Co.	792,540
1,078		Service Corp. International	15,146
2,900	L	Sotheby’s	110,490
3,400	@, L	Spherion Corp.	24,752
300		Strayer Education, Inc.	51,174
1,500	@, L	TrueBlue, Inc.	21,720
1,300	@	United Rentals, Inc.	23,868
9,404	@@	USG People NV	255,049
2,600	@, L	Valassis Communications, Inc.	30,394
600	@	Volt Information Sciences, Inc.	10,956
1,200		Watson Wyatt Worldwide, Inc.	55,692
30,100		Western Union Co.	730,828
980	@	Wright Express Corp.	34,780

			4,140,968

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Computers: 3.0%
1,300	@	Affiliated Computer Services, Inc.	$58,630
300	@, L	Ansoft Corp.	7,755
10,800	@	Apple, Inc.	2,139,264
1,135	@, L	CACI International, Inc.	50,814
9,300	@@	Capgemini SA	584,326
2,500	@	Ciber, Inc.	15,275
78,200	@	Dell, Inc.	1,916,682
881		Diebold, Inc.	25,531
2,500	@, L	DST Systems, Inc.	206,375
19,300	@	EMC Corp.	357,629
1,000		Factset Research Systems, Inc.	55,700
33,950		Hewlett-Packard Co.	1,713,796
600	@, L	Hutchinson Technology, Inc.	15,792
1,700	L	International Business Machines Corp.	183,770
5,100		Jack Henry & Associates, Inc.	124,134
700	@, L	Manhattan Associates, Inc.	18,452
700	@, L	Mercury Computer Systems, Inc.	11,277
1,459	@, L	Micros Systems, Inc.	102,363
2,200	@, L	NCR Corp.	55,220
1,100	@, L	Radiant Systems, Inc.	18,953
200	@, L	SI International, Inc.	5,494
1,722	@, L	SRA International, Inc.	50,713
876	@, L	Stratasys, Inc.	22,636
1,300	@, L	SYKES Enterprises, Inc.	23,400
600	@, L	Synaptics, Inc.	24,696
4,000	@	Synopsys, Inc.	103,720
5,200	@, L	Western Digital Corp.	157,092

			8,049,489

Cosmetics/Personal Care: 0.6%
3,700		Alberto-Culver Co.	90,798
800	@, L	Chattem, Inc.	60,432
4,500		Colgate-Palmolive Co.	350,820
13,750		Procter & Gamble Co.	1,009,525

			1,511,575

Distribution/Wholesale: 0.2%
2,200	@, L	Brightpoint, Inc.	33,792
2,942	L	Fastenal Co.	118,916
1,700	@	Ingram Micro, Inc.	30,668
3,148	@, L	LKQ Corp.	66,171
200	L	Owens & Minor, Inc.	8,486
800	@, L	Scansource, Inc.	25,880
21,000	@@	Sumitomo Corp.	293,819
509	@	Tech Data Corp.	19,199
500	@, L	United Stationers, Inc.	23,105
400	L	Watsco, Inc.	14,704

			634,740

Diversified Financial Services: 2.3%
6,300	@, L	AmeriCredit Corp.	80,577
3,800		Charles Schwab Corp.	97,090
8,600		Citigroup, Inc.	253,184
6,100	L	Countrywide Financial Corp.	54,534
2,800	L	Eaton Vance Corp.	127,148
8,300		Federated Investors, Inc.	341,628
1,600		Financial Federal Corp.	35,664
14,000		Goldman Sachs Group, Inc.	3,010,700
1,400	L	IndyMac Bancorp., Inc.	8,330
1,600	@, L	Investment Technology Group, Inc.	76,144
2,400		Jefferies Group, Inc.	55,320
7,900		JPMorgan Chase & Co.	344,835
2,800	@, L	LaBranche & Co., Inc.	14,112

Shares			Value

4,300	L	Lehman Brothers Holdings, Inc.	$281,392
11,750		Morgan Stanley	624,043
1,780	L	OptionsXpress Holdings, Inc.	60,200
500	@, L	Piper Jaffray Cos.	23,160
300	@, L	Portfolio Recovery Associates, Inc.	11,901
6,300		Raymond James Financial, Inc.	205,758
2,710	@@	SFCG Co., Ltd.	374,183
4,400		SLM Corp.	88,616
2,400		SWS Group, Inc.	30,408
600	@, L	TradeStation Group, Inc.	8,526
500		Waddell & Reed Financial, Inc.	18,045
200	@, L	World Acceptance, Corp.	5,396

			6,230,894

Electric: 2.9%
3,500		Alliant Energy Corp.	142,415
7,300	@	Aquila, Inc.	27,229
200	L	Central Vermont Public Service Corp.	6,168
3,700	L	Cleco Corp.	102,860
11,300		Constellation Energy Group, Inc.	1,158,589
23,800		Dominion Resources, Inc.	1,129,310
1,100	@	El Paso Electric Co.	28,127
3,000		Energy East Corp.	81,630
15,100		Entergy Corp.	1,804,752
600		MDU Resources Group, Inc.	16,566
8,600		Northeast Utilities	269,266
1,400		NSTAR	50,708
1,200		OGE Energy Corp.	43,548
14,700		Public Service Enterprise Group, Inc.	1,444,128
2,200		Puget Energy, Inc.	60,346
5,800	@@	RWE AG	817,033
1,040	W, L	SCANA Corp.	43,836
19,437	@@	Scottish & Southern Energy PLC	633,793
4,500		Sierra Pacific Resources	76,410
200		Wisconsin Energy Corp.	9,742

			7,946,456

Electrical Components & Equipment: 0.4%
700	@, L	Advanced Energy Industries, Inc.	9,156
2,100	W	Ametek, Inc.	98,364
1,391		Belden Cdt, Inc.	61,900
1,400	@, L	C&D Technologies, Inc.	9,254
100	@, L	Energizer Holdings, Inc.	11,213
1,200	@, L	Greatbatch, Inc.	23,988
2,000		Hubbell, Inc.	103,200
700	@	Littelfuse, Inc.	23,072
5,109	@@	Schneider Electric SA	691,983

			1,032,130

Electronics: 2.0%
3,400	L	Amphenol Corp.	157,658
400	L	Analogic Corp.	27,088
17,300	L	Applera Corp. - Applied Biosystems Group	586,816
1,900	@	Arrow Electronics, Inc.	74,632
4,700	@	Avnet, Inc.	164,359
1,900	@, L	Benchmark Electronics, Inc.	33,687
1,500		Brady Corp.	52,635
1,200	@, L	Checkpoint Systems, Inc.	31,176
1,100	L	Cubic Corp.	43,120
800	@, L	Cymer, Inc.	31,144
607	@, L	Dionex Corp.	50,296
1,500	@, L	Electro Scientific Industries, Inc.	29,775
1,090	@, L	Faro Technologies, Inc.	29,626

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Electronics (continued)
800	@, L	FEI Co.	$19,864
3,400	@, L	Flir Systems, Inc.	106,420
4,300		Gentex Corp.	76,411
500	@, L	Itron, Inc.	47,985
600		Keithley Instruments, Inc.	5,808
15,415	@@	Koninklijke Philips Electronics NV	660,537
900	@, L	LoJack Corp.	15,129
2,000		Methode Electronics, Inc.	32,880
3,300		National Instruments Corp.	109,989
6,400	@@	Nidec Corp.	462,414
700		Park Electrochemical Corp.	19,768
1,000	@, L	Planar Systems, Inc.	6,400
900	@, L	Plexus Corp.	23,634
300	@, L	Rogers Corp.	13,011
1,700		Technitrol, Inc.	48,586
21,100	@	Thermo Electron Corp.	1,217,048
2,700	@, L	Thomas & Betts Corp.	132,408
2,840	@, L	Trimble Navigation Ltd.	85,882
1,400	@, L	TTM Technologies, Inc.	16,324
1,200	@, L	Varian, Inc.	78,360
3,100	@	Vishay Intertechnology, Inc.	35,371
9,600	@	Waters Corp.	759,072
700		Woodward Governor Co.	47,565

			5,332,878

Energy — Alternate Sources: 0.0%
3,300	@, L	Headwaters, Inc.	38,742

			38,742

Engineering & Construction: 0.2%
1,600	@	Dycom Industries, Inc.	42,640
3,600	@	EMCOR Group, Inc.	85,068
2,100		Granite Construction, Inc.	75,978
3,609	@	KBR, Inc.	140,029
2,200	@	Shaw Group, Inc.	132,968
1,047	@	URS Corp.	56,884

			533,567

Entertainment: 0.0%
3,300	@, L	Macrovision Corp.	60,489
400	@, L	Pinnacle Entertainment, Inc.	9,424
400	@, L	Scientific Games Corp.	13,300
1,200	@, L	Shuffle Master, Inc.	14,388

			97,601

Environmental Control: 0.0%
500	@, L	Tetra Tech, Inc.	10,750
2,150	@, L	Waste Connections, Inc.	66,435

			77,185

Food: 1.5%
319,000	@@	China Yurun Food Group Ltd.	525,349
1,400		Corn Products International, Inc.	51,450
2,250	L	Flowers Foods, Inc.	52,673
20,829		General Mills, Inc.	1,187,253
400	@, L	Great Atlantic & Pacific Tea Co.	12,532
1,000	@, L	Hain Celestial Group, Inc.	32,000
649		Hormel Foods Corp.	26,272
355		JM Smucker Co.	18,261
400	L	Nash Finch Co.	14,112
2,599	@@	Nestle SA	1,193,436
300	@	Performance Food Group Co.	8,061
400	@	Ralcorp Holdings, Inc.	24,316
3,400		Ruddick Corp.	117,878

Shares			Value

200	L	Sanderson Farms, Inc.	$6,756
1,900	@, L	Smithfield Foods, Inc.	54,948
500	L	Spartan Stores, Inc.	11,425
42,304	@@	Tate & Lyle PLC	376,699
1,100	@, L	TreeHouse Foods, Inc.	25,289
400	@, L	United Natural Foods, Inc.	12,688
3,449	@@	Wimm-Bill-Dann Foods OJSC ADR	451,957

			4,203,355

Forest Products & Paper: 0.2%
3,500	@	Buckeye Technologies, Inc.	43,750
700	L	Neenah Paper, Inc.	20,405
2,300	L	Rock-Tenn Co.	58,443
300	L	Schweitzer-Mauduit International, Inc.	7,773
23,745	@, @@	Smurfit Kappa PLC	389,441
1,300	L	Wausau Paper Corp.	11,687

			531,499

Gas: 0.3%
800	L	Atmos Energy Corp.	22,432
3,690		Energen Corp.	237,009
314		Laclede Group, Inc.	10,751
899	L	New Jersey Resources Corp.	44,968
1,900	L	Northwest Natural Gas Co.	92,454
1,891	L	Piedmont Natural Gas Co.	49,469
600	L	South Jersey Industries, Inc.	21,654
2,100		Southern Union Co.	61,656
673		Southwest Gas Corp.	20,035
3,340		UGI Corp.	91,015
4,350	L	Vectren Corp.	126,194
4,700		WGL Holdings, Inc.	153,972

			931,609

Hand/Machine Tools: 0.3%
2,400		Baldor Electric Co.	80,784
4,900	L	Black & Decker Corp.	341,285
531		Kennametal, Inc.	20,104
400		Lincoln Electric Holdings, Inc.	28,472
694		Regal-Beloit Corp.	31,195
5,800		Snap-On, Inc.	279,792

			781,632

Healthcare — Products: 0.9%
1,300	@, L	American Medical Systems Holdings, Inc.	18,798
600	@, L	Arthrocare Corp.	28,830
700	L	Cooper Cos., Inc.	26,600
900	@, L	Cyberonics	11,844
7,316		Densply International, Inc.	329,366
1,700	@, L	Edwards Lifesciences Corp.	78,183
1,600	@	Gen-Probe, Inc.	100,688
800	@, L	Haemonetics Corp.	50,416
2,383	@, L	Henry Schein, Inc.	146,316
1,292	@, L	Hologic, Inc.	88,683
500	@, L	ICU Medical, Inc.	18,005
1,214	@, L	Idexx Laboratories, Inc.	71,177
1,500	@, L	Immucor, Inc.	50,985
800	@, L	Intuitive Surgical, Inc.	259,600
300		Invacare Corp.	7,560
10,100		Johnson & Johnson	673,670
1,340	@, L	Kinetic Concepts, Inc.	71,770
1,000	L	LCA-Vision, Inc.	19,970
400	L	Mentor Corp.	15,640

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Healthcare — Products (continued)
700	L	Meridian Bioscience, Inc.	$21,056
800	@	Merit Medical Systems, Inc.	11,120
900	@	Osteotech, Inc.	7,038
400	@, L	Palomar Medical Technologies, Inc.	6,128
1,900	@, L	PSS World Medical, Inc.	37,183
1,486	@	Respironics, Inc.	97,303
355		Steris Corp.	10,238
100	@, L	SurModics, Inc.	5,427
500	@, L	Symmetry Medical, Inc.	8,715
800	@, L	Techne Corp.	52,840
600	@, L	Ventana Medical Systems	52,338

			2,377,487

Healthcare — Services: 2.3%
21,200		Aetna, Inc.	1,223,876
500	@, L	Amedisys, Inc.	24,260
1,700	@, L	AMERIGROUP Corp.	61,965
1,200	@, L	Amsurg Corp.	32,472
2,200	@, L	Apria Healthcare Group, Inc.	47,454
1,400	@, L	Centene Corp.	38,416
1,300	@, W	Covance, Inc.	112,606
13,750	@	Coventry Health Care, Inc.	814,688
7,600	@@	Fresenius Medical Care AG & Co. KGaA	404,650
700	@, L	Gentiva Health Services, Inc.	13,328
3,300	@	Health Net, Inc.	159,390
1,000	@, L	Healthways, Inc.	58,440
16,000	@	Humana, Inc.	1,204,960
1,100	@	LifePoint Hospitals, Inc.	32,714
1,700	@, L	Lincare Holdings, Inc.	59,772
600	@, L	Matria Healthcare, Inc.	14,262
600	@, L	Medcath Corp.	14,736
800	@, L	Molina Healthcare, Inc.	30,960
1,240	@, L	Pediatrix Medical Group, Inc.	84,506
400	@	RehabCare Group, Inc.	9,024
1,400	@, L	Sierra Health Services, Inc.	58,744
800	@, L	Sunrise Senior Living, Inc.	24,544
18,900		UnitedHealth Group, Inc.	1,099,980
400	@, L	WellCare Health Plans, Inc.	16,964
5,900	@	WellPoint, Inc.	517,607

			6,160,318

Holding Companies — Diversified: 0.2%
3,734	@@	LVMH Moet Hennessy Louis Vuitton SA	451,251

			451,251

Home Builders: 0.2%
3,800	@, L	Champion Enterprises, Inc.	35,796
115,500	@, @@	Haseko Corp.	197,233
1,800	@, L	Hovnanian Enterprises, Inc.	12,906
1,500		M/I Homes, Inc.	15,750
2,100		MDC Holdings, Inc.	77,973
100	@, L	NVR, Inc.	52,400
400	L	Skyline Corp.	11,740
3,272	L	Thor Industries, Inc.	124,369
1,100	@, L	Toll Brothers, Inc.	22,066
600	L	Winnebago Industries	12,612

			562,845

Shares			Value

Home Furnishings: 0.2%
1,100	L	Ethan Allen Interiors, Inc.	$31,350
21,000	@@	Matsushita Electric Industrial Co., Ltd.	430,308
400	@, L	Universal Electronics, Inc.	13,376

			475,034

Household Products/Wares: 0.4%
5,300		American Greetings Corp.	107,590
1,000	L	Blyth, Inc.	21,940
1,400	@, L	Central Garden and Pet Co.	7,504
1,700	@, L	Fossil, Inc.	71,366
9,300	@@	Henkel KGaA - Vorzug	521,572
4,600		Kimberly-Clark Corp.	318,964
2,300	@, L	Spectrum Brands, Inc.	12,259
1,938		Tupperware Corp.	64,012
200		WD-40 Co.	7,594

			1,132,801

Housewares: 0.0%
1,100	L	Toro Co.	59,884

			59,884

Insurance: 6.0%
31,100	@@	ACE Ltd.	1,921,358
17,000		Allstate Corp.	887,910
5,032		American Financial Group, Inc.	145,324
45,200		American International Group, Inc.	2,635,160
4,500		Brown & Brown, Inc.	105,750
37,300		Chubb Corp.	2,035,834
900	L	Commerce Group, Inc.	32,382
1,700		Delphi Financial Group	59,976
3,100	@@	Everest Re Group Ltd.	311,240
800		First American Corp.	27,296
1,800	L	Hanover Insurance Group, Inc.	82,440
7,931		Hartford Financial Services Group, Inc.	691,504
5,500		HCC Insurance Holdings, Inc.	157,740
100	L	Hilb Rogal & Hobbs Co.	4,057
200	L	Infinity Property & Casualty Corp.	7,226
605	L	Landamerica Financial Group, Inc.	20,237
244,261	@@	Legal & General Group PLC	634,440
400	L	Mercury General Corp.	19,924
17,200		Metlife, Inc.	1,059,864
320	@	Navigators Group, Inc.	20,800
2,275	@	Philadelphia Consolidated Holding Co.	89,521
1,000	L	Presidential Life Corp.	17,510
1,900	@, L	ProAssurance Corp.	104,348
900		Protective Life Corp.	36,918
11,628		Prudential Financial, Inc.	1,081,869
1,400	L	Radian Group, Inc.	16,352
1,500		RLI Corp.	85,185
1,000	L	Safety Insurance Group, Inc.	36,620
2,430	L	Selective Insurance Group	55,866
78	@, @@	Sony Financial Holdings, Inc.	298,134
1,400		Stancorp Financial Group, Inc.	70,532
300	L	Tower Group, Inc.	10,020
45,000		Travelers Cos., Inc.	2,421,000
1,600	L	United Fire & Casualty Co.	46,544
1,800		Unitrin, Inc.	86,382
5,285		WR Berkley Corp.	157,546

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Insurance (continued)
1,200	L	Zenith National Insurance Corp.	$53,676
2,060	@@	Zurich Financial Services AG	604,582

			16,133,067

Internet: 0.9%
6,100	@, L	Amazon.com, Inc.	565,104
1,000	@, L	Blue Coat Systems, Inc.	32,870
700	@, L	Blue Nile, Inc.	47,642
2,146	@, L	Cybersource Corp.	38,134
720	@, L	DealerTrack Holdings, Inc.	24,098
2,200	@, L	Expedia, Inc.	69,564
1,500	@	Google, Inc. - Class A	1,037,220
1,000	@	Infospace, Inc.	18,800
1,700	@, L	j2 Global Communications, Inc.	35,989
650	@, L	Knot, Inc.	10,361
3,580	@	McAfee, Inc.	134,250
2,300	@	Napster, Inc.	4,531
1,100	@, L	NetFlix, Inc.	29,282
900	@	PC-Tel, Inc.	6,174
1,790	@, L	Perficient, Inc.	28,175
1,100	@, L	Secure Computing Corp.	10,560
600	@	Stamps.com, Inc.	7,308
18,800	@	Symantec Corp.	303,432
1,800	L	United Online, Inc.	21,276
600	@, L	Valueclick, Inc.	13,140
1,600	@, L	Websense, Inc.	27,168

			2,465,078

Iron/Steel: 0.4%
790	L	Cleveland-Cliffs, Inc.	79,632
600	@	Material Sciences Corp.	4,458
1,600		Reliance Steel & Aluminum Co.	86,720
1,200		Steel Dynamics, Inc.	71,484
96,000	@@	Sumitomo Metal Industries Ltd.	439,003
3,000		United States Steel Corp.	362,730

			1,044,027

Leisure Time: 0.2%
4,800	L	Callaway Golf Co.	83,664
1,100	@, L	Life Time Fitness, Inc.	54,648
1,625	L	Polaris Industries, Inc.	77,626
68,752	@, @@	TUI Travel PLC	402,020
1,100	@, L	WMS Industries, Inc.	40,304

			658,262

Lodging: 0.1%
2,300		Harrah’s Entertainment, Inc.	204,125
300	@, L	Monarch Casino & Resort, Inc.	7,224

			211,349

Machinery — Construction & Mining: 0.5%
500	@, L	Astec Industries, Inc.	18,595
27,916	@@	Atlas Copco AB - Class B	380,469
4,800		Caterpillar, Inc.	348,288
17,200	@@	Hitachi Construction Machinery Co., Ltd.	510,582
3,150		Joy Global, Inc.	207,333

			1,465,267

Machinery — Diversified: 0.7%
2,682	@, L	AGCO Corp.	182,322
1,500	L	Applied Industrial Technologies, Inc.	43,530
700	L	Briggs & Stratton Corp.	15,862

Shares			Value

300	L	Cascade Corp.	$13,938
1,200	L	Cognex Corp.	24,180
9,900		Cummins, Inc.	1,260,963
1,200		Deere & Co.	111,744
700		Flowserve Corp.	67,340
1,700	@	Gardner Denver, Inc.	56,100
300		Graco, Inc.	11,178
1,800		IDEX Corp.	65,034
400	@, L	Intevac, Inc.	5,816
300	L	Lindsay Manufacturing Co.	21,207
800		Nordson Corp.	46,368
400		Robbins & Myers, Inc.	30,252
900	L	Wabtec Corp.	30,996
1,500	@, L	Zebra Technologies Corp.	52,050

			2,038,880

Media: 1.4%
6,300		Clear Channel Communications, Inc.	217,476
1,900		John Wiley & Sons, Inc.	81,396
1,600	@	Scholastic Corp.	55,824
16,700	@	Viacom - Class B	733,464
16,167	@@	Vivendi	742,277
60,300		Walt Disney Co.	1,946,484

			3,776,921

Metal Fabricate/Hardware: 0.1%
580	L	AM Castle & Co.	15,770
600	L	Kaydon Corp.	32,724
200		Lawson Products	7,584
1,700	L	Mueller Industries, Inc.	49,283
1,142		Quanex Corp.	59,270
400		Valmont Industries, Inc.	35,648
2,800	L	Worthington Industries	50,064

			250,343

Mining: 1.3%
700	L	Amcol International Corp.	25,221
26,404	@@	BHP Billiton Ltd.	923,032
600	@, L	Brush Engineered Materials, Inc.	22,212
400	@, L	Century Aluminum Co.	21,576
21,700		Freeport-McMoRan Copper & Gold, Inc.	2,222,948
200	@, L	RTI International Metals, Inc.	13,786
22,000	@@	Sumitomo Metal Mining Co., Ltd.	371,943

			3,600,718

Miscellaneous Manufacturing: 4.0%
1,370		Acuity Brands, Inc.	61,650
620	L	AO Smith Corp.	21,731
1,794	L	Aptargroup, Inc.	73,393
900	L	Barnes Group, Inc.	30,051
1,400	L	Carlisle Cos., Inc.	51,842
800	@, L	Ceradyne, Inc.	37,544
1,300		Clarcor, Inc.	49,361
3,100		Crane Co.	132,990
20,900		Danaher Corp.	1,833,766
19,400		Dover Corp.	894,146
11,500		Eaton Corp.	1,114,925
790	@, L	EnPro Industries, Inc.	24,214
70,750		General Electric Co.	2,622,703
400		Harsco Corp.	25,628
2,600		Honeywell International, Inc.	160,082
1,400		Illinois Tool Works, Inc.	74,956
32,500	@@	Konica Minolta Holdings, Inc.	569,758

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Miscellaneous Manufacturing (continued)
800	@	Lydall, Inc.	$8,416
400	L	Matthews International Corp. - Class A	18,748
600		Myers Industries, Inc.	8,682
12,350	L	Parker Hannifin Corp.	930,079
2,700	L	Pentair, Inc.	93,987
1,600		Roper Industries, Inc.	100,064
8,654	@@	Siemens AG	1,370,446
600		SPX Corp.	61,710
2,200	@, L	Sturm Ruger & Co., Inc.	18,216
1,503		Teleflex, Inc.	94,704
5,600	@@	Tyco International Ltd.	222,040

			10,705,832

Office Furnishings: 0.1%
2,478		Herman Miller, Inc.	80,262
2,800	L	HNI, Corp.	98,168
1,100	L	Interface, Inc.	17,952

			196,382

Oil & Gas: 8.2%
1,400	@, L	Atwood Oceanics, Inc.	140,336
250	@, L	Bill Barrett Corp.	10,468
1,300		Cabot Oil & Gas Corp.	52,481
44,802		Chevron Corp.	4,181,371
955		Cimarex Energy Co.	40,616
39,800		ConocoPhillips	3,514,340
5,000	@, L	Denbury Resources, Inc.	148,750
1,000		Devon Energy Corp.	88,910
1,300	L	ENSCO International, Inc.	77,506
17,700	@@	ERG S.p.A.	332,844
80,700	S	ExxonMobil Corp.	7,560,783
1,600	@	Forest Oil Corp.	81,344
4,100		Frontier Oil Corp.	166,378
1,880		Helmerich & Payne, Inc.	75,332
1,300		Hess Corp.	131,118
17,300		Marathon Oil Corp.	1,052,878
300	@	Newfield Exploration Co.	15,810
15,300		Occidental Petroleum Corp.	1,177,947
2,400		Patterson-UTI Energy, Inc.	46,848
100		Penn Virginia Corp.	4,363
6,116	@@, L	Petroleo Brasileiro SA ADR	704,808
200		Pioneer Natural Resources Co.	9,768
2,435	@, L	Plains Exploration & Production Co.	131,490
3,200	@	Pride International, Inc.	108,480
400	@, L	Quicksilver Resources, Inc.	23,836
20,135	@@	Royal Dutch Shell PLC - Class B	839,342
2,500	@	Southwestern Energy Co.	139,300
1,900		St. Mary Land & Exploration Co.	73,359
1,300	@, L	Stone Energy Corp.	60,983
522	@, L	Swift Energy Co.	22,984
9,900	@@	Total SA	819,725
2,697	@, L	Transocean, Inc.	386,076
791	@	Unit Corp.	36,584

			22,257,158

Oil & Gas Services: 0.8%
8,000	@, L	Cameron International Corp.	385,040
700	@	Dril-Quip, Inc.	38,962
1,100	@, L	Exterran Holdings, Inc.	89,980
3,206	@, L	FMC Technologies, Inc.	181,780
2,400	@	Grant Prideco, Inc.	133,224
2,800	@, L	Helix Energy Solutions Group, Inc.	116,200

Shares			Value

750	@, L	Hornbeck Offshore Services, Inc.	$33,713
1,700	@, L	ION Geophysical Corp.	26,826
600	L	Lufkin Industries, Inc.	34,374
800	@, L	Matrix Service Co.	17,456
420	@	NATCO Group, Inc.	22,743
3,900	@	National Oilwell Varco, Inc.	286,494
1,501	@	Oceaneering International, Inc.	101,092
21,450	@, @@	Petroleum Geo-Services ASA	617,699
600	@, L	SEACOR Holdings, Inc.	55,644
1,000	@	Superior Energy Services	34,420
300	@, L	Superior Well Services, Inc.	6,366
600	@	W-H Energy Services, Inc.	33,726

			2,215,739

Packaging & Containers: 0.1%
1,000	L	Chesapeake Corp.	5,190
900		Packaging Corp. of America	25,380
4,500		Sonoco Products Co.	147,060

			177,630

Pharmaceuticals: 3.6%
700	@, L	Alpharma, Inc.	14,105
11,477	@@	AstraZeneca PLC	494,003
400	@, L	Bradley Pharmaceuticals, Inc.	7,880
26,000		Bristol-Myers Squibb Co.	689,520
500	@, L	Cephalon, Inc.	35,880
40,100		Eli Lilly & Co.	2,140,939
3,200	@	Endo Pharmaceuticals Holdings, Inc.	85,344
8,200	@	Gilead Sciences, Inc.	377,282
23,100	@@	GlaxoSmithKline PLC	586,661
700	@, L	HealthExtras, Inc.	18,256
1,300	@	Medco Health Solutions, Inc.	131,820
2,000		Medicis Pharmaceutical Corp.	51,940
45,000		Merck & Co., Inc.	2,614,950
3,900	@@	Merck KGaA	509,347
1,600	@	MGI Pharma, Inc.	64,848
1,600	@	NBTY, Inc.	43,840
4,733	@@	Omega Pharma SA	325,727
4,700	L	Perrigo Co.	164,547
400	@, L	PetMed Express, Inc.	4,840
15,800		Pfizer, Inc.	359,134
4,270	@@	Roche Holding AG	738,137
1,180	@, L	Salix Pharmaceuticals Ltd.	9,298
900	@, L	Sciele Pharma, Inc.	18,405
4,300	@, L	Sepracor, Inc.	112,875
1,980	@	Theragenics Corp.	7,088
400	@, L	USANA Health Sciences, Inc.	14,832
1,900	@, L	VCA Antech, Inc.	84,037
2,000	@, L	Viropharma, Inc.	15,880

			9,721,415

Pipelines: 0.1%
300		Equitable Resources, Inc.	15,984
3,058		National Fuel Gas Co.	142,747
4,200		Oneok, Inc.	188,034

			346,765

Real Estate: 0.3%
27,000	@@	Cheung Kong Holdings Ltd.	493,275
710	L	Jones Lang LaSalle, Inc.	50,524
15,000	@@	Mitsui Fudosan Co., Ltd.	323,497

			867,296

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Retail: 3.8%
8,100		Abercrombie & Fitch Co.	$647,757
3,300	@, L	Aeropostale, Inc.	87,450
2,310		American Eagle Outfitters	47,979
1,300	@	AnnTaylor Stores Corp.	33,228
3,400	@, L	Autozone, Inc.	407,694
1,300		Barnes & Noble, Inc.	44,785
4,400		Best Buy Co., Inc.	231,660
1,500	L	Big 5 Sporting Goods Corp.	21,630
10,900	@, L	Big Lots, Inc.	174,291
1,300	@, L	BJ’s Wholesale Club, Inc.	43,979
1,125		Brown Shoe Co., Inc.	17,066
780	@, L	Buffalo Wild Wings, Inc.	18,112
568	@	Cabela’s, Inc.	8,560
400	@, L	California Pizza Kitchen, Inc.	6,228
2,500		Casey’s General Stores, Inc.	74,025
800	L	Cash America International, Inc.	25,840
1,200		Cato Corp.	18,792
300		CBRL Group, Inc.	9,717
1,000	@, L	CEC Entertainment, Inc.	25,960
700	@, L	Chipotle Mexican Grill, Inc.	102,949
2,000		Christopher & Banks Corp.	22,900
35,900	@	Coach, Inc.	1,097,822
835	@	Collective Brands, Inc.	14,521
1,100	@	Copart, Inc.	46,805
15,600		Costco Wholesale Corp.	1,088,256
11,900	L	CVS Caremark Corp.	473,025
1,700	@, L	Dick’s Sporting Goods, Inc.	47,192
3,700	@	Dollar Tree Stores, Inc.	95,904
18,000	@@	Don Quijote Co., Ltd.	354,409
1,180	@, L	Dress Barn, Inc.	14,762
2,100		Foot Locker, Inc.	28,686
600	@, L	Genesco, Inc.	22,680
1,960		Guess ?, Inc.	74,264
950	@, L	Gymboree Corp.	28,937
3,100	@, L	Hanesbrands, Inc.	84,227
800	@, L	Hibbett Sporting Goods, Inc.	15,984
1,800	@, L	HOT Topic, Inc.	10,476
500	L	IHOP Corp.	18,290
2,000	@	Jack in the Box, Inc.	51,540
800	@, L	Jo-Ann Stores, Inc.	10,464
1,300	@, L	JOS A Bank Clothiers, Inc.	36,985
600	L	Longs Drug Stores Corp.	28,200
24,700		McDonald’s Corp.	1,455,077
2,147		Men’s Wearhouse, Inc.	57,926
200		Movado Group, Inc.	5,058
3,300		MSC Industrial Direct Co.	133,551
500	@, L	O’Reilly Automotive, Inc.	16,215
880	@, L	Panera Bread Co.	31,522
300	@, L	Papa John’s International, Inc.	6,810
382	@	PF Chang’s China Bistro, Inc.	8,725
1,900		Phillips-Van Heusen	70,034
4,500	L	Polo Ralph Lauren Corp.	278,055
18,000	@@	Punch Taverns PLC	273,936
3,300	@, L	Quiksilver, Inc.	28,314
9,200	L	RadioShack Corp.	155,112
600	@, L	Red Robin Gourmet Burgers, Inc.	19,194
2,100	L	Ross Stores, Inc.	53,697
1,000	@, L	School Specialty, Inc.	34,550
1,230	@, L	Select Comfort Corp.	8,622
18,500	@@	Seven & I Holdings Co., Ltd.	537,470
425		Sonic Automotive, Inc.	8,228
2,417	@, L	Sonic Corp.	52,932
681		Stage Stores, Inc.	10,079

Shares			Value

1,300	@, L	Texas Roadhouse, Inc.	$14,378
21,300	L	TJX Cos., Inc.	611,949
700	@, L	Tractor Supply Co.	25,158
1,175	@, L	Tween Brands, Inc.	31,114
3,900	@, L	Urban Outfitters, Inc.	106,314
3,500		Wal-Mart Stores, Inc.	166,355
8,800		Wendy’s International, Inc.	227,392
200		World Fuel Services Corp.	5,806
810	@, L	Zumiez, Inc.	19,732

			10,167,336

Savings & Loans: 0.4%
700	L	Anchor Bancorp. Wisconsin, Inc.	16,464
3,600		Astoria Financial Corp.	83,772
3,400		BankAtlantic Bancorp., Inc.	13,940
3,832	L	Bankunited Financial Corp.	26,441
1,100	L	Dime Community Bancshares	14,047
2,800	L	First Niagara Financial Group, Inc.	33,712
1,700	@, L	FirstFed Financial Corp.	60,894
600	L	Flagstar Bancorp., Inc.	4,182
51,200	L	Hudson City Bancorp., Inc.	769,024

			1,022,476

Semiconductors: 2.8%
700	@, L	Actel Corp.	9,562
1,600	@, L	AMIS Holdings, Inc.	16,032
500	@	ATMI, Inc.	16,125
500	@, L	Cabot Microelectronics Corp.	17,955
500	L	Cohu, Inc.	7,650
1,000	@	Cypress Semiconductor Corp.	36,030
1,000	@, L	Diodes, Inc.	30,070
6,600	@, @@	Elpida Memory, Inc.	225,653
3,700	@	Fairchild Semiconductor International, Inc.	53,391
2,217	@	Integrated Device Technology, Inc.	25,074
137,000		Intel Corp.	3,652,404
1,400	@, L	International Rectifier Corp.	47,558
4,000	L	Intersil Corp.	97,920
3,600	@, L	Kulicke & Soffa Industries, Inc.	24,696
3,190	@, L	Lam Research Corp.	137,904
500	@, L	Microsemi Corp.	11,070
600	@, L	MKS Instruments, Inc.	11,484
35,150	@, L	Nvidia Corp.	1,195,803
2,340	@, L	Pericom Semiconductor Corp.	43,758
3,500	@, L	Semtech Corp.	54,320
6,400	@, L	Skyworks Solutions, Inc.	54,400
1,000	@, L	Standard Microsystems Corp.	39,070
200	@, L	Supertex, Inc.	6,258
28,009	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	278,970
30,800		Texas Instruments, Inc.	1,028,720
6,600	@@	Tokyo Electron Ltd.	401,092
2,427	@, L	Varian Semiconductor Equipment Associates, Inc.	89,799

			7,612,768

Software: 2.5%
5,400	@	Activision, Inc.	160,380
200	@, L	Advent Software, Inc.	10,820
1,000	@, L	Allscripts Healthcare Solutions, Inc.	19,420
2,210	@, L	Ansys, Inc.	91,627
7,300	@	Autodesk, Inc.	363,248
501	@	Avid Technology, Inc.	14,198
16,700	@	BMC Software, Inc.	595,188

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Software (continued)
4,300		Broadridge Financial Solutions ADR	$96,449
36,700	L	CA, Inc.	915,665
1,500	@	Captaris, Inc.	6,480
1,100	@, L	Cerner Corp.	62,040
900	@, L	Concur Technologies, Inc.	32,589
900	@	CSG Systems International	13,248
1,892		Dun & Bradstreet Corp.	167,688
500		Global Payments, Inc.	23,260
2,400	@, L	Informatica Corp.	43,248
300	@	JDA Software Group, Inc.	6,138
600	@	Mantech International Corp.	26,292
1,700	@	Metavante Technologies, inc.	39,644
75,250		Microsoft Corp.	2,678,900
16,200	@	Novell, Inc.	111,294
1,000	@, L	Omnicell, Inc.	26,930
35,200	@	Oracle Corp.	794,816
1,790	@, L	Phase Forward, Inc.	38,933
1,100	@	Progress Software Corp.	37,048
900	@, L	Smith Micro Software, Inc.	7,623
600	@, L	SPSS, Inc.	21,546
3,900	@, L	Sybase, Inc.	101,751
5,428	@, @@	Tele Atlas NV	224,139
300	@, L	THQ, Inc.	8,457

			6,739,059

Telecommunications: 4.1%
6,900	@	3Com Corp.	31,188
2,100	@	Adaptec, Inc.	7,098
2,300	@, L	ADC Telecommunications, Inc.	35,765
39,644	@@	Alcatel SA	288,389
1,000	@, L	Anixter International, Inc.	62,270
2,263	@	Arris Group, Inc.	22,585
59,732		AT&T, Inc.	2,482,462
9,900		CenturyTel, Inc.	410,454
12,100	@, L	Cincinnati Bell, Inc.	57,475
27,000	@	Cisco Systems, Inc.	730,890
1,594	@, L	CommScope, Inc.	78,441
700	@, L	Comtech Telecommunications	37,807
15,500		Corning, Inc.	371,845
2,870	@	Foundry Networks, Inc.	50,282
2,600	@, L	Harmonic, Inc.	27,248
3,407		Harris Corp.	213,551
20,000	@, L	JDS Uniphase Corp.	266,000
5,900	@, L	Juniper Networks, Inc.	195,880
1,111	@, L	Netgear, Inc.	39,629
1,900	@, L	Network Equipment Technologies, Inc.	15,998
3,700	@, L	NeuStar, Inc.	106,116
1,900	@, L	Novatel Wireless, Inc.	30,780
4,360	@@	Orascom Telecom GDR	361,051
1,500		Plantronics, Inc.	39,000
48,600		Qualcomm, Inc.	1,912,410
15,700	@, L	RF Micro Devices, Inc.	89,647
35,688	@@	Royal KPN NV	650,186
6,500	L	Sprint Nextel Corp.	85,345
2,000	@	Symmetricom, Inc.	9,420
292,916	@@	Telecom Italia S.p.A. RNC	694,569
2,950		Telephone & Data Systems, Inc.	184,670
800	@	Tollgrade Communications, Inc.	6,416
22,500		Verizon Communications, Inc.	983,025
700	@	Viasat, Inc.	24,101
160,412	@@	Vodafone Group PLC	602,174

			11,204,167

Shares			Value

Textiles: 0.1%
1,700	L	G&K Services, Inc.	$63,784
1,400	@, L	Mohawk Industries, Inc.	104,160
600		Unifirst Corp.	22,800

			190,744

Toys/Games/Hobbies: 0.0%
800	@, L	Jakks Pacific, Inc.	18,888
200	@, L	RC2 Corp.	5,614

			24,502

Transportation: 0.5%
368		Arkansas Best Corp.	8,074
600	@, L	Bristow Group, Inc.	33,990
2,100		Con-way, Inc.	87,234
2,100		CSX Corp.	92,358
63	@@	East Japan Railway Co.	518,209
1,100	@, L	HUB Group, Inc.	29,238
1,450	@, L	Kansas City Southern	49,779
1,600	@	Kirby Corp.	74,368
500		Landstar System, Inc.	21,075
300	@, L	Old Dominion Freight Line	6,933
2,800	L	Tidewater, Inc.	153,608
1,200		Union Pacific Corp.	150,744
600	@, L	YRC Worldwide, Inc.	10,254

			1,235,864

Water: 0.2%
800	L	American States Water Co.	30,144
7,259	@@	Veolia Environnement	661,213

			691,357

		Total Common Stock (Cost $186,190,950)	211,987,492

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Apartments: 0.0%
640	L	Camden Property Trust	30,816
280	L	Essex Property Trust, Inc.	27,297
900		Mid-America Apartment Communities, Inc.	38,475

			96,588

Diversified: 0.0%
1,100		Colonial Properties Trust	24,893
400		Entertainment Properties Trust	18,800

			43,693

Forest Products & Paper: 0.0%
1,142	L	Potlatch Corp.	50,750

			50,750

Health Care: 0.0%
1,300		LTC Properties, Inc.	32,565
1,200	L	Medical Properties Trust, Inc.	12,228
900	L	Senior Housing Properties Trust	20,412

			65,205

Hotels: 0.1%
2,340		DiamondRock Hospitality Co.	35,053
2,300	L	Hospitality Properties Trust	74,106

			109,159

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Office Property: 0.1%
600		Alexandria Real Estate Equities, Inc.	$61,002
1,590		BioMed Realty Trust, Inc.	36,840
500		Kilroy Realty Corp.	27,480

			125,322

Regional Malls: 0.1%
1,700	L	Macerich Co.	120,802

			120,802

Shopping Centers: 0.0%
1,080		Federal Realty Investment Trust	88,722

			88,722

Single Tenant: 0.0%
900	L	National Retail Properties, Inc.	21,042
1,900		Realty Income Corp.	51,338

			72,380

Storage: 0.0%
1,600		Extra Space Storage, Inc.	22,864

			22,864

Warehouse/Industrial: 0.1%
4,600		AMB Property Corp.	264,776
200	L	EastGroup Properties, Inc.	8,370

			273,146

		Total Real Estate Investment Trusts (Cost $1,113,122)	1,068,631

EXCHANGE-TRADED FUNDS: 0.0%
Exchange-Traded Funds: 0.0%
100	L	iShares S&P SmallCap 600 Index Fund	6,502

		Total Exchange-Traded Funds (Cost $5,964)	6,502

PREFERRED STOCK: 0.2%
Diversified Financial Services: 0.0%
6,225	P, L	Merrill Lynch & Co., Inc., 5.482%, due 05/21/12	108,938

			108,938

Insurance: 0.1%
5,050	@@, P	Aegon NV, 6.375%, due 06/15/15	99,738
2,000	@@, P	Aegon NV - Series 1, 5.866%, due 12/15/10	35,500
5,425	P	Metlife, Inc., 6.500%, due 09/15/10	118,482

			253,720

Media: 0.1%
13,432	@@	ProSieben SAT.1 Media AG	317,621

			317,621

Sovereign: 0.0%
1,000	P, L	Fannie Mae, 5.580%, due 09/30/12	22,750

			22,750

		Total Preferred Stock (Cost $932,649)	703,029

Principal Amount			Value

CORPORATE BONDS/NOTES: 3.3%
Aerospace/Defense: 0.1%
$170,000	C, S	United Technologies Corp., 5.375%, due 12/15/17	$171,812

			171,812

Banks: 1.1%
110,000	@@, C, S	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	88,868
125,000	@@, #, C, S	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	124,238
120,000	S	Bank of America Corp., 5.750%, due 12/01/17	120,500
70,000	@@, C, S	Bank of Ireland, 5.188%, due 12/29/49	57,050
20,000	@@, C, S	Bank of Scotland, 5.125%, due 12/31/49	15,730
38,000	C, S	BankAmerica Capital II, 8.000%, due 12/15/26	39,891
30,000	@@, C, S	Barclays Bank PLC, 5.563%, due 12/31/49	23,850
141,000	@@, #, S	Barclays Bank PLC, 6.050%, due 12/04/17	142,337
90,000	@@, C, S	BNP Paribas, 5.238%, due 09/29/49	75,846
57,000	@@, #, C, S	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	52,487
10,000	@@, C, S	Den Norske Bank ASA, 5.375%, due 11/29/49	8,050
69,000	#, C, S	Dresdner Funding Trust I, 8.151%, due 06/30/31	70,560
59,000	@@, #, C, S	HBOS PLC, 5.375%, due 11/29/49	53,851
220,000	@@, C, S	HSBC Bank PLC, 4.913%, due 06/29/49	172,700
110,000	@@, C, S	HSBC Bank PLC, 5.000%, due 06/29/49	86,350
10,000	@@, C, S	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	7,950
140,000	@@, C, S	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	112,700
55,000	@@, C, S	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	55,588
10,000	@@, C, S	National Westminster Bank PLC, 6.250%, due 11/29/49	7,738
87,000	#, C, S	Rabobank Capital Funding II, 5.260%, due 12/29/49	81,158
30,000	#, C, S	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	26,897
23,000	C, S	RBS Capital Trust I, 5.512%, due 09/30/49	21,173
102,000	@@, #, C, S	Resona Bank Ltd., 5.850%, due 09/29/49	94,976
230,000	@@, C, S	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	171,350

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

Banks (continued)
$70,000	@@, C, S	Societe Generale, 4.981%, due 11/29/49	$57,619
170,000	@@, C, S	Standard Chartered PLC, 4.974%, due 07/29/49	119,000
260,000	@@, C, S	Standard Chartered PLC, 5.125%, due 11/29/49	189,800
30,000	@@, C, S	Standard Chartered PLC, 5.588%, due 01/29/49	21,300
59,000	@@, C, S	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	60,217
131,000	C, S	SunTrust Preferred Capital I, 5.853%, due 12/31/49	115,706
200,000	@@, S	UBS AG, 5.875%, due 12/20/17	201,786
131,000	C, S	USB Capital IX, 6.189%, due 03/29/49	118,642
71,000	C, S	Wachovia Capital Trust III, 5.800%, due 12/31/49	63,487
162,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	162,405
60,000	@@, C, S	Westpac Banking Corp., 5.306%, due 09/30/49	49,066
113,000	@@, #, C, S	Westpac Capital Trust IV, 5.256%, due 12/29/49	99,480

			2,970,346

Beverages: 0.1%
46,000	C, S	Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	47,051
108,000	@@, C, S	Diageo Capital PLC, 5.750%, due 10/23/17	108,815

			155,866

Chemicals: 0.0%
10,000	S, Z	Stauffer Chemical, 4.480%, due 04/15/10	9,046
40,000	S, Z	Stauffer Chemical, 5.500%, due 04/15/18	23,068
40,000	S, Z	Stauffer Chemical, 6.750%, due 04/15/17	24,446

			56,560

Diversified Financial Services: 0.7%
181,000	@@, #, C, S	Aiful Corp., 4.450%, due 02/16/10	171,195
81,000	S	Caterpillar Financial Services Corp., 4.850%, due 12/07/12	81,228
118,000	S	Citigroup, Inc., 6.125%, due 11/21/17	121,433
108,000	C, S	Citigroup, Inc., 8.300%, due 12/21/57	113,093
88,000	#, C, S	Corestates Capital Trust I, 8.000%, due 12/15/26	91,109
100,000	#, S	Farmers Exchange Capital, 7.200%, due 07/15/48	98,245
40,000	@@, C, S	Financiere CSFB NV, 4.806%, due 03/29/49	31,800
89,000	C, S	Fund American Cos., Inc., 5.875%, due 05/15/13	89,294

Principal Amount			Value

$128,000	C, S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	$125,808
102,000	#, C, S	HVB Funding Trust III, 9.000%, due 10/22/31	115,447
121,000	S	John Deere Capital Corp., 4.950%, due 12/17/12	121,298
149,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	151,723
168,000	#, C, S	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	151,309
100,000	@@, C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	94,866
47,000	@@, C	Paribas, 5.063%, due 12/31/49	39,276
20,000	@@, #, C, S	Petroleum Export Ltd., 4.623%, due 06/15/10	19,696
98,042	@@, #, C, S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	98,861
74,000	C, S	Residential Capital, LLC, 8.000%, due 04/17/13	45,880
598,058	#, S, Z	Toll Road Investors Partnership II LP, 15.740%, due 02/15/45	86,305
86,000	@@, C, S	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	87,174

			1,935,040

Electric: 0.2%
128,000	C, S	Commonwealth Edison, 6.150%, due 03/15/12	132,647
94,000	C, S	Commonwealth Edison Co., 4.700%, due 04/15/15	88,674
81,000	C, S	Commonwealth Edison Co., 5.950%, due 08/15/16	82,308
24,000	@@, L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	27,727
32,000	C, S	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	32,031
91,000	C, S	Nisource Finance Corp., 6.150%, due 03/01/13	93,913
77,000	C, S	NorthWestern Corp., 5.875%, due 11/01/14	75,999

			533,299

Food: 0.1%
96,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	96,914
97,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38	101,031
136,000	S	Kraft Foods, Inc., 7.000%, due 08/11/37	143,300

			341,245

Healthcare — Products: 0.1%
144,000	C, S	Baxter International, Inc., 6.250%, due 12/01/37	148,257

			148,257

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

Insurance: 0.1%
$97,000	@@, C, S	Aegon NV, 5.399%, due 12/31/49	$69,925
61,000	S	Prudential Financial, Inc., 6.000%, due 12/01/17	60,861
54,000	S	Prudential Financial, Inc., 6.625%, due 12/01/37	54,631

			185,417

Media: 0.0%
95,000	#, C, S	News America, Inc., 6.650%, due 11/15/37	98,313

			98,313

Miscellaneous Manufacturing: 0.1%
134,000	S	General Electric Co., 5.250%, due 12/06/17	133,970

			133,970

Multi-National: 0.0%
56,000	@@, S	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	54,188

			54,188

Oil & Gas: 0.2%
62,000	@@, #, S	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	60,113
12,000	@@, #, S	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	12,808
94,000	@@, #, S	Pemex Project Funding Master Trust, 6.291%, due 06/15/10	95,551
27,000	@@, C, L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	28,594
81,000	@@, #, C, S	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	78,795
114,000	@@, C, S	Transocean, Inc., 6.000%, due 03/15/18	113,911
97,000	@@, C, S	Transocean, Inc., 6.800%, due 03/15/38	99,294

			489,066

Pharmaceuticals: 0.0%
80,000	C, S	Merck & Co., Inc., 5.750%, due 11/15/36	79,826

			79,826

Pipelines: 0.0%
66,000	C, S	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	65,235

			65,235

Real Estate: 0.0%
23,000	C, S	Liberty Property LP, 6.375%, due 08/15/12	24,023
95,000	C, S	Liberty Property LP, 7.750%, due 04/15/09	97,629

			121,652

Principal Amount			Value

Retail: 0.3%
$38,000	C, S	McDonald’s Corp., 5.800%, due 10/15/17	$39,418
228,000	C, S	McDonald’s Corp., 6.300%, due 10/15/37	237,253
43,000	C, S	Nordstrom, Inc., 6.250%, due 01/15/18	44,103
59,000	C, S	Nordstrom, Inc., 7.000%, due 01/15/38	60,989
217,000	C, S	Target Corp., 6.500%, due 10/15/37	218,825
24,000	S	Wal-Mart Stores, Inc., 5.250%, due 09/01/35	21,361
180,000	S	Wal-Mart Stores, Inc., 6.500%, due 08/15/37	190,182

			812,131

Telecommunications: 0.2%
163,000	S	Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	170,592
138,000	C, S	Embarq Corp., 7.995%, due 06/01/36	145,850
84,000	C, S	Sprint Capital Corp., 6.875%, due 11/15/28	79,877

			396,319

Water: 0.0%
54,000	#, C, S	American Water Capital Corp., 6.085%, due 10/15/17	53,916
54,000	#, C, S	American Water Capital Corp., 6.593%, due 10/15/37	53,014

			106,930

		Total Corporate Bonds/Notes (Cost $9,078,401)	8,855,472

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.5%
Federal Home Loan Mortgage Corporation: 4.5%
125,321	C, S	4.500%, due 12/15/16	125,426
258,000	S, Z	4.940%, due 03/15/31	83,121
179,000	C, S	5.000%, due 12/11/12	179,830
199,390	C, S	5.000%, due 08/15/16	200,494
186,000	C, S	5.000%, due 05/15/20	185,447
96,000	C, S	5.000%, due 04/15/32	94,778
900,000	W	5.000%, due 02/15/35	877,640
195,000	C, S	5.250%, due 03/15/12	196,138
298,660	C, S	5.378%, due 05/15/33	296,005
57,000	C, S	5.500%, due 12/15/20	56,904
34,000	C, S	5.500%, due 10/15/32	33,763
30,000	C, S	5.500%, due 11/15/32	29,500
105,000	C, S	5.500%, due 07/15/33	104,392
5,241,000	W	5.500%, due 02/12/37	5,227,080
143,629	C, S	6.000%, due 01/15/29	147,778
4,122,000		6.500%, due 02/01/34	4,233,422

			12,071,718

Federal National Mortgage Corporation: 2.0%
39,000	W	4.500%, due 02/15/19	38,391
259,000	L	4.750%, due 11/19/12	268,321
173,000	W	5.000%, due 02/15/20	173,081
28,848	S	5.000%, due 02/01/37	27,725
41,712	S	5.000%, due 03/01/37	40,088
80,732	S	5.000%, due 05/01/37	77,588

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

Federal National Mortgage Corporation (continued)
$495,560	S	5.000%, due 08/01/37	$476,263
84,922	S	5.500%, due 02/01/18	86,022
495,000		5.500%, due 02/15/20	501,110
364,000	S	5.500%, due 05/25/30	362,355
106,481	S	5.500%, due 01/25/36	104,920
2,342,000	W	5.500%, due 02/12/37	2,337,974
195,546	S	5.500%, due 06/01/37	195,356
12,743	S	6.000%, due 10/01/08	12,803
85,251	S	6.000%, due 08/01/16	87,390
93,000		6.000%, due 02/15/19	95,107
100,729	S	6.000%, due 04/25/31	103,933
41,745	S	6.500%, due 04/01/27	43,351
365,000		6.500%, due 02/12/37	374,866
6,552	S	7.000%, due 12/01/27	6,912
19,887	S	7.500%, due 09/01/31	21,215

			5,434,771

Government National Mortgage Association: 0.0%
17,700	S	6.500%, due 01/15/29	18,372
16,282	S	6.500%, due 01/15/32	16,883
10,975	S	7.000%, due 04/15/26	11,660
1,065		7.000%, due 01/15/28	1,131
15,050	S	7.000%, due 02/15/28	15,976

			64,022

		Total U.S. Government Agency Obligations (Cost $17,480,203)	17,570,511

U.S. TREASURY OBLIGATIONS: 9.9%
U.S. Treasury Bonds: 0.9%
1,871,000	L	4.250%, due 11/15/17	1,904,182
65,000	L	4.750%, due 05/15/14	69,139
512,000	L	4.750%, due 02/15/37	536,001

			2,509,322

U.S. Treasury Notes: 8.6%
13,630,000	L	3.125%, due 11/30/09	13,649,177
752,000	S	3.250%, due 12/31/09	754,821
6,107,000	L	3.375%, due 11/30/12	6,088,398
2,611,000	L	4.500%, due 05/15/10	2,698,918

			23,191,314

Treasury Inflation Indexed Protected Securities: 0.4%
182,107	L	2.375%, due 04/15/11	189,875
176,130	S	2.375%, due 01/15/17	185,914
242,746	L	2.375%, due 01/15/25	254,922
501,956	L	3.875%, due 01/15/09	516,936

			1,147,647

		Total U.S. Treasury Obligations (Cost $26,648,920)	26,848,283

ASSET-BACKED SECURITIES: 0.4%
Automobile Asset-Backed Securities: 0.0%
10,530	C, S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	10,516

			10,516

Credit Card Asset-Backed Securities: 0.0%
45,000	C, S	Bank One Issuance Trust, 4.540%, due 09/15/10	44,997

			44,997

Principal Amount			Value

Home Equity Asset-Backed Securities: 0.1%
$135,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	$116,013
5,692	C, S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	5,665
3,663	C, S	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	3,650
29,521	C, S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	27,745

			153,073

Other Asset-Backed Securities: 0.3%
740,435	C, S	Bear Stearns Asset-Backed Securities, Inc., 5.265%, due 07/25/36	641,240
31,833	C, S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	30,978
1,766	C, S	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	1,760
26,000	C, S	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	24,285
40,000	C, S	Equity One, Inc., 5.050%, due 09/25/33	38,900
46,000	C, S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	45,666
1,686	C, S	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	1,665
10,004	C, S	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	9,972

			794,466

		Total Asset-Backed Securities (Cost $1,125,481)	1,003,052

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.4%
116,866	C, S	American Home Mortgage Assets, 5.708%, due 11/25/46	109,849
132,780	C, S	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	137,920
46,767	C, S	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	46,760
36,000	C, S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	35,742
11,000	C, S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	10,927
25,000	C, S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	24,849
69,077	C, S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	69,300

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$53,000	C, S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	$52,882
10,000	C, S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	10,494
122,465	C, S	Banc of America Funding Corp., 5.843%, due 05/20/36	120,882
30,347	C, S	Banc of America Funding Corp., 7.000%, due 10/25/37	30,821
35,104	C, S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	34,962
34,743	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	33,594
175,490	C, S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	176,667
100,486	C, S	Chaseflex Trust, 6.500%, due 02/25/37	101,020
43,133	C, S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	43,611
89,468	C, S	Countrywide Alternative Loan Trust, 5.407%, due 10/25/35	89,407
106,217	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	102,493
35,440	C, S	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	35,332
32,224	C, S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	31,555
30,000	C, S	Credit Suisse First Boston Mortgage Securities Corp., 7.560%, due 04/15/62	32,101
148,652	C, S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	149,414
378,781	C, S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	389,470
28,893	C, S	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	28,608
10,000	C, S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	9,951
62,225	C, S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	60,722
53,435	C, S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	53,453
93,000	C, S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	93,220
20,694	#, C, S	GSMPS 2005-RP1 1AF, 5.215%, due 01/25/35	20,457

Principal Amount			Value

$54,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	$53,610
7,881	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	7,983
11,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	11,402
121,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	123,975
28,000	C, S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	27,729
216,000	C, S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	214,672
122,636	C, S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	122,337
10,000	C, S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	9,346
42,000	C, S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	42,099
152,000	C, S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	159,917
257,599	C, S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	255,780
370,000	C, S	Morgan Stanley Capital I, 5.007%, due 01/14/42	367,542
254,814	C, S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	250,417
81,667	C, S	RAAC Series, 5.250%, due 09/25/34	80,502
31,252	C, S	Thornburg Mortgage Securities Trust, 5.235%, due 09/25/44	30,716
10,000	C, S	Wachovia Bank Commercial Mortgage Trust, 5.244%, due 07/15/42	10,043
189,030	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	187,042
604,368	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.598%, due 07/25/47	558,049
442,132	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.633%, due 01/25/47	430,250
27,261	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.683%, due 06/25/37	27,226
242,281	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	241,085
58,000	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.822%, due 10/25/36	58,624

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$66,079	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.877%, due 07/25/37	$64,577
300,682	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.288%, due 11/25/46	263,097
96,749	C, S	Wells Fargo Alternative Loan Trust, 6.000%, due 06/25/37	95,715
53,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	52,623
61,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.790%, due 07/25/34	60,088
30,363	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.256%, due 10/25/35	30,243
214,537	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	210,471
200,055	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.650%, due 12/25/36	196,739

		Total Collateralized Mortgage Obligations (Cost $6,498,722)	6,380,362

MUNICIPAL BONDS: 0.1%
California: 0.0%
61,000	C, S	City of San Diego, 7.125%, due 06/01/32	55,797

			55,797

Michigan: 0.1%
240,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	223,207

			223,207

		Total Municipal Bonds (Cost $297,028)	279,004

		Total Long-Term Investments (Cost $249,371,440)	274,702,338

Shares			Value
SHORT-TERM INVESTMENTS: 23.1%
Mutual Fund: 2.6%
7,000,000	**, S	ING Institutional Prime Money Market Fund	$7,000,000

		Total Mutual Fund (Cost $7,000,000)	7,000,000

Principal Amount			Value

Repurchase Agreement: 0.2%
$504,000	S	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $504,119 to be received upon repurchase (Collateralized by $520,000 Federal Home Loan Bank, Discount Note, Market Value $519,012, due 01/16/08)	$504,000

		Total Repurchase Agreement (Cost $504,000)	504,000

Securities Lending Collateralcc: 20.3%
54,860,850	Bank of New York Mellon Corp. Institutional Cash Reserves		54,860,850

	Total Securities Lending Collateral (Cost $54,860,850)		54,860,850

	Total Short-Term Investments (Cost $62,364,850)		62,364,850

	Total Investments in Securities (Cost $311,736,290)*	124.7%	$337,067,188
	Other Assets and Liabilities - Net	(24.7)	(66,754,361)

	Net Assets	100.0%	$270,312,827

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquidity Security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $313,167,482.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$33,692,114
Gross Unrealized Depreciation	(9,792,408)

Net Unrealized Appreciation	$23,899,706

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

At December 31, 2007 the following forward foreign currency contracts were outstanding for ING VP Strategic Allocation Growth Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Depreciation
Japanese Yen
JPY 15,935,018	Sell	1/4/08	USD	139,835	142,705	$(2,871)

						$(2,871)

ING VP Strategic Allocation Growth Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	30	7,182,375	03/17/08	$35,683
90-Day Eurodollar	52	12,546,300	09/15/08	33,161
S&P 500	6	2,215,800	03/19/08	(37,669)
S&P Mid 400 E-Mini	4	345,920	03/20/08	(2,823)
U.S. Treasury 5-Year Note	35	3,859,844	03/31/08	2,920

				$31,272

Short Contracts
90-Day Eurodollar	52	(12,525,500)	09/14/09	$(36,976)
Fed Fund 30-Day	7	(2,802,120)	03/31/08	(10,088)
Fed Fund 30-Day	6	(2,403,817)	04/30/08	(11,501)
Fed Fund 30-Day	6	(2,407,693)	05/30/08	(17,690)
U.S. Treasury 10-Year Note	7	(793,734)	03/19/08	(3,617)
U.S. Treasury Long Bond	1	(116,375)	03/19/08	(2,284)

				$(82,156)

ING VP Strategic Allocation Growth Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.04221% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	12/13/09	USD	1,347,000	$3,962
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	322,000	(3,187)

				$775

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value

COMMON STOCK: 63.3%
Advertising: 0.5%
382	@	Getty Images, Inc.	$11,078
500	@, L	inVentiv Health, Inc.	15,480
27,500		Omnicom Group	1,307,075

			1,333,633

Aerospace/Defense: 2.5%
1,070	@, L	BE Aerospace, Inc.	56,603
1,100		Curtiss-Wright Corp.	55,220
700	L	DRS Technologies, Inc.	37,989
300	@, L	Esterline Technologies Corp.	15,525
10,100		General Dynamics Corp.	898,799
10,600		L-3 Communications Holdings, Inc.	1,122,964
10,100	L	Lockheed Martin Corp.	1,063,126
400	@	Moog, Inc.	18,324
23,800		Northrop Grumman Corp.	1,871,632
600	@, L	Teledyne Technologies, Inc.	31,998
100	L	Triumph Group, Inc.	8,235
18,900		United Technologies Corp.	1,446,606

			6,627,021

Agriculture: 0.9%
1,700	@	Alliance One International, Inc.	6,919
17,350		Altria Group, Inc.	1,311,313
250		Andersons, Inc.	11,200
13,137	@@	British American Tobacco PLC	513,566
800		Universal Corp.	40,976
8,600	L	UST, Inc.	471,280

			2,355,254

Airlines: 0.1%
37,005	@, @@	British Airways PLC	226,198
600	@, L	Frontier Airlines Holdings, Inc.	3,156
1,323		Skywest, Inc.	35,523

			264,877

Apparel: 0.9%
1,300	@, L	CROCS, Inc.	47,853
240	@, L	Deckers Outdoor Corp.	37,214
1,700	@, L	Iconix Brand Group, Inc.	33,422
400	L	Kellwood Co.	6,656
300	@, L	Maidenform Brands, Inc.	4,059
31,600		Nike, Inc.	2,029,984
700	@	Skechers USA, Inc.	13,657
300	@, L	Volcom, Inc.	6,609
1,700	@, L	Warnaco Group, Inc.	59,160
1,400		Wolverine World Wide, Inc.	34,328

			2,272,942

Auto Manufacturers: 0.3%
49,000	@@	Fuji Heavy Industries Ltd.	226,965
27,200	@@	Nissan Motor Co., Ltd.	296,874
2,800	L	Oshkosh Truck Corp.	132,328
300	L	Wabash National Corp.	2,307

			658,474

Auto Parts & Equipment: 0.1%
1,600		BorgWarner, Inc.	77,456
1,700	@, L	Lear Corp.	47,022
300		Superior Industries International	5,451

			129,929

Shares			Value

Banks: 3.5%
200	I, L	Alabama National Bancorp.	$15,562
2,600	L	Associated Banc-Corp.	70,434
19,883	@@	Banco Bilbao Vizcaya Argentaria SA	484,035
510		Bank Mutual Corp.	5,391
13,250		Bank of America Corp.	546,695
2,300	@@	Bank of Ireland - Dublin Exchange	34,272
14,900	@@	Bank of Ireland - London Exchange	221,107
28,000	@@	Bank of Yokohama Ltd.	195,087
34,171	@@	Barclays PLC	345,104
11,700		BB&T Corp.	358,839
1,900	L	Boston Private Financial Holdings, Inc.	51,452
600	L	Cascade Bancorp.	8,352
2,700	L	Cathay General Bancorp.	71,523
700	L	Central Pacific Financial Corp.	12,922
7,700	L	Colonial BancGroup, Inc.	104,258
1,800		Commerce Bancorp., Inc.	68,652
400	L	Community Bank System, Inc.	7,948
900	L	Corus Bankshares, Inc.	9,603
3,008	@@	Deutsche Bank AG	393,121
1,586	L	East-West Bancorp., Inc.	38,429
900	@@, L	First Bancorp.	6,561
200		First Indiana Corp.	6,400
2,600	L	FirstMerit Corp.	52,026
12,357	@@	Fortis	323,491
900	L	Fremont General Corp.	3,150
2,500	L	Frontier Financial Corp.	46,425
200	L	Glacier Bancorp., Inc.	3,748
1,300		Hanmi Financial Corp.	11,206
35,903	@@	HSBC Holdings PLC	604,769
400		Independent Bank Corp.	3,800
22,300		Marshall & Ilsley Corp.	590,504
38,000	@@	Mitsubishi UFJ Financial Group, Inc.	358,337
700		Nara Bancorp., Inc.	8,169
11,600	@@	National Australia Bank Ltd.	382,098
600	L	Provident Bankshares Corp.	12,834
23,800		Regions Financial Corp.	562,870
400	@, L	Signature Bank	13,500
2,175	@@	Societe Generale	314,569
2,600	L	South Financial Group, Inc.	40,638
400	L	Sterling Bancshares, Inc.	4,464
30,000	@@	Sumitomo Trust & Banking Co., Ltd.	197,722
700	L	Susquehanna Bancshares, Inc.	12,908
3,700	@	Synovus Financial Corp.	37,703
300	L	TCF Financial Corp.	5,379
2,300		UCBH Holdings, Inc.	32,568
510	L	UMB Financial Corp.	19,564
400		Umpqua Holdings Corp.	6,136
2,200	@@	Uniao de Bancos Brasileiros SA GDR	307,208
74,700	@@	UniCredito Italiano S.p.A.	614,438
300	L	United Bankshares, Inc.	8,406
200	L	United Community Banks, Inc.	3,160
4,150	L	Wachovia Corp.	157,825
1,400		Webster Financial Corp.	44,758
48,800	L	Wells Fargo & Co.	1,473,272
100	L	Whitney Holding Corp.	2,615
600		Wilshire Bancorp., Inc.	4,710
200	L	Wintrust Financial Corp.	6,626

			9,327,343

Beverages: 2.0%
29,200		Anheuser-Busch Cos., Inc.	1,528,328
24,642	@@	C&C Group PLC	148,701

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Beverages (continued)
16,300	@	Constellation Brands, Inc.	$385,332
5,024	@@	Fomento Economico Mexicano SA de CV ADR	191,766
400	@, L	Hansen Natural Corp.	17,716
11,100		Pepsi Bottling Group, Inc.	438,006
3,400		PepsiAmericas, Inc.	113,288
30,900		PepsiCo, Inc.	2,345,310

			5,168,447

Biotechnology: 0.2%
400	@, L	Affymetrix, Inc.	9,256
600	@, L	Arqule, Inc.	3,480
200	@, L	Charles River Laboratories International, Inc.	13,160
1,150	@, L	CryoLife, Inc.	9,143
700	@, L	Enzo Biochem, Inc.	8,918
900	@, L	Invitrogen Corp.	84,069
410	@, L	Lifecell Corp.	17,675
700	@, L	Martek Biosciences Corp.	20,706
4,700	@, L	Millennium Pharmaceuticals, Inc.	70,406
4,500	@	Millipore Corp.	329,310
1,800	@, L	PDL BioPharma, Inc.	31,536
700	@, L	Regeneron Pharmaceuticals, Inc.	16,905
1,200	@, L	Vertex Pharmaceuticals, Inc.	27,876

			642,440

Building Materials: 0.1%
1,200	L	Apogee Enterprises, Inc.	20,532
400	@, L	Drew Industries, Inc.	10,960
300		Gibraltar Industries, Inc.	4,626
8,588	@@	Italcementi S.p.A.	183,882
1,300		Lennox International, Inc.	53,846
300	@, L	NCI Building Systems, Inc.	8,637
200	L	Texas Industries, Inc.	14,020
100	L	Universal Forest Products, Inc.	2,946

			299,449

Chemicals: 1.3%
700		Air Products & Chemicals, Inc.	69,041
1,100		Airgas, Inc.	57,321
200	L	Albemarle Corp.	8,250
2,400	L	Cabot Corp.	80,016
600	L	CF Industries Holdings, Inc.	66,036
28,636	@@	Croda International	329,174
200	L	Cytec Industries, Inc.	12,316
6,400		Ecolab, Inc.	327,744
800	L	HB Fuller Co.	17,960
1,200		Lubrizol Corp.	64,992
850	L	Minerals Technologies, Inc.	56,908
10,900		Monsanto Co.	1,217,421
3,400	L	Olin Corp.	65,722
600	@, L	OM Group, Inc.	34,524
100	L	Penford Corp.	2,559
821	@	PolyOne Corp.	5,402
800		Praxair, Inc.	70,968
275		Quaker Chemical Corp.	6,042
800	L	Schulman A, Inc.	17,240
11,000		Sigma-Aldrich Corp.	600,600
36,000	@@	Sumitomo Chemical Co., Ltd.	318,803
1,600	@, L	Terra Industries, Inc.	76,416
800	L	Tronox, Inc.	6,920
400	@, L	Zep, Inc.	5,548

			3,517,923

Shares			Value

Coal: 0.0%
600	L	Arch Coal, Inc.	$26,958
1,600		Massey Energy Co.	57,200
400	@, L	Patriot Coal Corp.	16,696

			100,854

Commercial Services: 1.2%
500	L	Aaron Rents, Inc.	9,620
300		ABM Industries, Inc.	6,117
400	L	Administaff, Inc.	11,312
900	@, L	Alliance Data Systems Corp.	67,491
245	@	AMN Healthcare Services, Inc.	4,207
1,100	@, L	Apollo Group, Inc. - Class A	77,165
600	L	Arbitron, Inc.	24,942
300	@, L	Bankrate, Inc.	14,427
500	L	Bowne & Co., Inc.	8,800
22,702	@@	Brambles Ltd.	227,951
400	@	Bright Horizons Family Solutions, Inc.	13,816
800	@, L	Career Education Corp.	20,112
300		CDI Corp.	7,278
500	L	Chemed Corp.	27,940
1,000	@, W, L	ChoicePoint, Inc.	36,420
100	@	Consolidated Graphics, Inc.	4,782
400	@, L	Corinthian Colleges, Inc.	6,160
170	L	CPI Corp.	4,004
300	L	Deluxe Corp.	9,867
1,000	L	DeVry, Inc.	51,960
1,100	@, L	Gartner, Inc.	19,316
600	L	Healthcare Services Group	12,708
200	L	Heidrick & Struggles International, Inc.	7,422
500	@, L	ITT Educational Services, Inc.	42,635
100	@, L	Kendle International, Inc.	4,892
900	@, L	Live Nation, Inc.	13,068
1,400		Manpower, Inc.	79,660
800	L	MAXIMUS, Inc.	30,888
5,750		McKesson Corp.	376,683
400	@, L	Midas, Inc.	5,864
1,600	@, L	MPS Group, Inc.	17,504
400	@, L	Parexel International Corp.	19,320
200	@, L	Pharmanet Development Group	7,842
300	@, L	Pre-Paid Legal Services, Inc.	16,605
1,900		Robert Half International, Inc.	51,376
750	L	Rollins, Inc.	14,400
18,600		RR Donnelley & Sons Co.	701,964
1,790	L	Sotheby’s	68,199
2,000	@, L	Spherion Corp.	14,560
200		Strayer Education, Inc.	34,116
900	@, L	TrueBlue, Inc.	13,032
800	@	United Rentals, Inc.	14,688
6,182	@@	USG People NV	167,664
1,500	@, L	Valassis Communications, Inc.	17,535
350	@	Volt Information Sciences, Inc.	6,391
700		Watson Wyatt Worldwide, Inc.	32,487
26,700		Western Union Co.	648,276
470	@, L	Wright Express Corp.	16,680

			3,090,146

Computers: 2.5%
1,200	@	Affiliated Computer Services, Inc.	54,120
200	@, L	Ansoft Corp.	5,170
9,300	@	Apple, Inc.	1,842,144
655	@, L	CACI International, Inc.	29,324

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Computers (continued)
5,800	@@	Capgemini SA	$364,418
1,500	@	Ciber, Inc.	9,165
68,000	@	Dell, Inc.	1,666,680
566		Diebold, Inc.	16,403
1,500	@, L	DST Systems, Inc.	123,825
16,900	@	EMC Corp.	313,157
600		Factset Research Systems, Inc.	33,420
29,500		Hewlett-Packard Co.	1,489,160
300	@, L	Hutchinson Technology, Inc.	7,896
1,450	L	International Business Machines Corp.	156,745
3,100	L	Jack Henry & Associates, Inc.	75,454
400	@, L	Manhattan Associates, Inc.	10,544
400	@, L	Mercury Computer Systems, Inc.	6,444
876	@, L	Micros Systems, Inc.	61,460
1,400	@	NCR Corp.	35,140
600	@, L	Radiant Systems, Inc.	10,338
100	@, L	SI International, Inc.	2,747
1,700	@, L	SRA International, Inc.	50,065
509	@, L	Stratasys, Inc.	13,153
700	@, L	SYKES Enterprises, Inc.	12,600
400	@, L	Synaptics, Inc.	16,464
2,400	@	Synopsys, Inc.	62,232
3,200	@, L	Western Digital Corp.	96,672

			6,564,940

Cosmetics/Personal Care: 0.5%
2,300		Alberto-Culver Co.	56,442
500	@, L	Chattem, Inc.	37,770
3,900		Colgate-Palmolive Co.	304,044
12,300		Procter & Gamble Co.	903,066

			1,301,322

Distribution/Wholesale: 0.1%
1,300	@, L	Brightpoint, Inc.	19,968
1,713	L	Fastenal Co.	69,239
1,000	@	Ingram Micro, Inc.	18,040
1,713	@, L	LKQ Corp.	36,007
100	L	Owens & Minor, Inc.	4,243
500	@, L	Scansource, Inc.	16,175
13,000	@@	Sumitomo Corp.	181,888
300	@, L	United Stationers, Inc.	13,863
200	L	Watsco, Inc.	7,352

			366,775

Diversified Financial Services: 2.0%
3,800	@, L	AmeriCredit Corp.	48,602
3,300		Charles Schwab Corp.	84,315
7,600		Citigroup, Inc.	223,744
5,400	L	Countrywide Financial Corp.	48,276
1,700	L	Eaton Vance Corp.	77,197
7,400		Federated Investors, Inc.	304,584
900		Financial Federal Corp.	20,061
12,400		Goldman Sachs Group, Inc.	2,666,620
900	L	IndyMac Bancorp., Inc.	5,355
900	@, L	Investment Technology Group, Inc.	42,831
1,400		Jefferies Group, Inc.	32,270
7,100		JPMorgan Chase & Co.	309,915
1,600	@, L	LaBranche & Co., Inc.	8,064
3,600	L	Lehman Brothers Holdings, Inc.	235,584
10,450		Morgan Stanley	555,000
1,020	L	OptionsXpress Holdings, Inc.	34,496
300	@, L	Piper Jaffray Cos.	13,896
200	@, L	Portfolio Recovery Associates, Inc.	7,934

Shares			Value

3,800		Raymond James Financial, Inc.	$124,108
1,750	@@	SFCG Co., Ltd.	241,631
3,700		SLM Corp.	74,518
1,400	L	SWS Group, Inc.	17,738
400	@, L	TradeStation Group, Inc.	5,684
300		Waddell & Reed Financial, Inc.	10,827
100	@, L	World Acceptance, Corp.	2,698

			5,195,948

Electric: 2.4%
2,100		Alliant Energy Corp.	85,449
4,400	@	Aquila, Inc.	16,412
100	L	Central Vermont Public Service Corp.	3,084
2,200	L	Cleco Corp.	61,160
9,800		Constellation Energy Group, Inc.	1,004,794
21,200	L	Dominion Resources, Inc.	1,005,940
600	@	El Paso Electric Co.	15,342
1,800		Energy East Corp.	48,978
13,200		Entergy Corp.	1,577,664
400		MDU Resources Group, Inc.	11,044
5,200		Northeast Utilities	162,812
800		NSTAR	28,976
700		OGE Energy Corp.	25,403
13,000		Public Service Enterprise Group, Inc.	1,277,120
1,300		Puget Energy, Inc.	35,659
3,900	@@	RWE AG	549,384
200	W, L	SCANA Corp.	8,430
12,587	@@	Scottish & Southern Energy PLC	410,431
2,800		Sierra Pacific Resources	47,544
100		Wisconsin Energy Corp.	4,871

			6,380,497

Electrical Components & Equipment: 0.3%
500	@, L	Advanced Energy Industries, Inc.	6,540
1,200	W	Ametek, Inc.	56,208
815		Belden Cdt, Inc.	36,268
800	@, L	C&D Technologies, Inc.	5,288
100	@, L	Energizer Holdings, Inc.	11,213
700	@, L	Greatbatch, Inc.	13,993
1,200		Hubbell, Inc.	61,920
400	@	Littelfuse, Inc.	13,184
3,438	@@	Schneider Electric SA	465,656

			670,270

Electronics: 1.5%
2,000	L	Amphenol Corp.	92,740
200		Analogic Corp.	13,544
15,400	L	Applera Corp. - Applied Biosystems Group	522,368
1,200	@	Arrow Electronics, Inc.	47,136
2,800	@	Avnet, Inc.	97,916
1,100	@, L	Benchmark Electronics, Inc.	19,503
900		Brady Corp.	31,581
700	@, L	Checkpoint Systems, Inc.	18,186
700	L	Cubic Corp.	27,440
400	@, L	Cymer, Inc.	15,572
372	@, L	Dionex Corp.	30,824
900	@, L	Electro Scientific Industries, Inc.	17,865
620	@, L	Faro Technologies, Inc.	16,852
400	@, L	FEI Co.	9,932
2,000	@, L	Flir Systems, Inc.	62,600
2,600		Gentex Corp.	46,202
300	@, L	Itron, Inc.	28,791
300		Keithley Instruments, Inc.	2,904

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Electronics (continued)
10,295	@@	Koninklijke Philips Electronics NV	$441,144
500	@, L	LoJack Corp.	8,405
1,200		Methode Electronics, Inc.	19,728
2,000		National Instruments Corp.	66,660
4,100	@@	Nidec Corp.	296,234
400		Park Electrochemical Corp.	11,296
600	@	Planar Systems, Inc.	3,840
600	@, L	Plexus Corp.	15,756
200	@, L	Rogers Corp.	8,674
1,000		Technitrol, Inc.	28,580
18,600	@	Thermo Electron Corp.	1,072,848
1,600	@	Thomas & Betts Corp.	78,464
1,700	@, L	Trimble Navigation Ltd.	51,408
800	@, L	TTM Technologies, Inc.	9,328
700	@, L	Varian, Inc.	45,710
1,800	@	Vishay Intertechnology, Inc.	20,538
8,300	@	Waters Corp.	656,281
400		Woodward Governor Co.	27,180

			3,964,030

Energy — Alternate Sources: 0.0%
1,900	@, L	Headwaters, Inc.	22,306

			22,306

Engineering & Construction: 0.1%
800	@	Dycom Industries, Inc.	21,320
2,100	@, L	EMCOR Group, Inc.	49,623
1,300		Granite Construction, Inc.	47,034
2,272	@	KBR, Inc.	88,154
1,300	@	Shaw Group, Inc.	78,572
360	@	URS Corp.	19,559

			304,262

Entertainment: 0.0%
2,000	@, L	Macrovision Corp.	36,660
300	@, L	Pinnacle Entertainment, Inc.	7,068
300	@, L	Scientific Games Corp.	9,975
700	@, L	Shuffle Master, Inc.	8,393

			62,096

Environmental Control: 0.0%
300	@, L	Tetra Tech, Inc.	6,450
1,350	@, L	Waste Connections, Inc.	41,715

			48,165

Food: 1.1%
205,000	@@	China Yurun Food Group Ltd.	337,607
1,000		Corn Products International, Inc.	36,750
1,350		Flowers Foods, Inc.	31,604
17,677		General Mills, Inc.	1,007,589
200	@	Great Atlantic & Pacific Tea Co.	6,266
600	@, L	Hain Celestial Group, Inc.	19,200
369		Hormel Foods Corp.	14,937
300	L	Nash Finch Co.	10,584
1,684	@@	Nestle SA	773,276
100	@	Performance Food Group Co.	2,687
200	@, L	Ralcorp Holdings, Inc.	12,158
2,000		Ruddick Corp.	69,340
100	L	Sanderson Farms, Inc.	3,378
1,200	@, L	Smithfield Foods, Inc.	34,704
200	L	Spartan Stores, Inc.	4,570
26,838	@@	Tate & Lyle PLC	238,981
600	@, L	TreeHouse Foods, Inc.	13,794

Shares			Value

200	@, L	United Natural Foods, Inc.	$6,344
2,242	@@	Wimm-Bill-Dann Foods OJSC ADR	293,792

			2,917,561

Forest Products & Paper: 0.1%
2,000	@	Buckeye Technologies, Inc.	25,000
400	L	Neenah Paper, Inc.	11,660
1,300	L	Rock-Tenn Co.	33,033
200	L	Schweitzer-Mauduit International, Inc.	5,182
15,656	@, @@	Smurfit Kappa PLC	256,774
800	L	Wausau Paper Corp.	7,192

			338,841

Gas: 0.2%
400	L	Atmos Energy Corp.	11,216
2,240		Energen Corp.	143,875
189		Laclede Group, Inc.	6,471
520	L	New Jersey Resources Corp.	26,010
1,100	L	Northwest Natural Gas Co.	53,526
961	L	Piedmont Natural Gas Co.	25,140
300	L	South Jersey Industries, Inc.	10,827
1,200		Southern Union Co.	35,232
1,930		UGI Corp.	52,593
2,650	L	Vectren Corp.	76,877
2,800		WGL Holdings, Inc.	91,728

			533,495

Hand/Machine Tools: 0.2%
1,400	L	Baldor Electric Co.	47,124
4,300	L	Black & Decker Corp.	299,495
510	L	Kennametal, Inc.	19,309
200		Lincoln Electric Holdings, Inc.	14,236
300		Regal-Beloit Corp.	13,485
5,000		Snap-On, Inc.	241,200

			634,849

Healthcare — Products: 0.6%
600	@, L	American Medical Systems Holdings, Inc.	8,676
400	@, L	Arthrocare Corp.	19,220
400	L	Cooper Cos., Inc.	15,200
500	@, L	Cyberonics	6,580
4,424		Densply International, Inc.	199,168
1,100	@, L	Edwards Lifesciences Corp.	50,589
900	@	Gen-Probe, Inc.	56,637
400	@, L	Haemonetics Corp.	25,208
1,459	@, L	Henry Schein, Inc.	89,583
776	@, L	Hologic, Inc.	53,265
300	@, L	ICU Medical, Inc.	10,803
734	@	Idexx Laboratories, Inc.	43,034
900	@, L	Immucor, Inc.	30,591
500	@, L	Intuitive Surgical, Inc.	162,250
200		Invacare Corp.	5,040
8,900		Johnson & Johnson	593,630
830	@, L	Kinetic Concepts, Inc.	44,455
600	L	LCA-Vision, Inc.	11,982
200	L	Mentor Corp.	7,820
400	L	Meridian Bioscience, Inc.	12,032
450	@	Merit Medical Systems, Inc.	6,255
500	@	Osteotech, Inc.	3,910
200	@, L	Palomar Medical Technologies, Inc.	3,064
1,100	@, L	PSS World Medical, Inc.	21,527
815	@	Respironics, Inc.	53,366

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Healthcare — Products (continued)
100	@, L	SurModics, Inc.	$5,427
300	@, L	Symmetry Medical, Inc.	5,229
500	@, L	Techne Corp.	33,025
300	@, L	Ventana Medical Systems	26,169

			1,603,735

Healthcare — Services: 1.9%
18,800		Aetna, Inc.	1,085,324
300	@, L	Amedisys, Inc.	14,556
1,000	@, L	AMERIGROUP Corp.	36,450
700	@, L	Amsurg Corp.	18,942
1,400	@, L	Apria Healthcare Group, Inc.	30,198
700	@, L	Centene Corp.	19,208
800	@, W	Covance, Inc.	69,296
12,050	@	Coventry Health Care, Inc.	713,963
4,900	@@	Fresenius Medical Care AG & Co. KGaA	260,893
400	@, L	Gentiva Health Services, Inc.	7,616
2,000	@	Health Net, Inc.	96,600
600	@, L	Healthways, Inc.	35,064
14,150	@	Humana, Inc.	1,065,637
700	@	LifePoint Hospitals, Inc.	20,818
1,000	@, L	Lincare Holdings, Inc.	35,160
300	@, L	Matria Healthcare, Inc.	7,131
400	@, L	Medcath Corp.	9,824
500	@, L	Molina Healthcare, Inc.	19,350
760	@, L	Pediatrix Medical Group, Inc.	51,794
200	@	RehabCare Group, Inc.	4,512
800	@	Sierra Health Services, Inc.	33,568
500	@, L	Sunrise Senior Living, Inc.	15,340
16,500		UnitedHealth Group, Inc.	960,300
200	@, L	WellCare Health Plans, Inc.	8,482
5,100	@	WellPoint, Inc.	447,423

			5,067,449

Holding Companies — Diversified: 0.1%
2,507	@@	LVMH Moet Hennessy Louis Vuitton SA	302,969

			302,969

Home Builders: 0.1%
2,200	@, L	Champion Enterprises, Inc.	20,724
72,500	@, @@	Haseko Corp.	123,804
1,100	@, L	Hovnanian Enterprises, Inc.	7,887
900		M/I Homes, Inc.	9,450
1,300	L	MDC Holdings, Inc.	48,269
100	@, L	NVR, Inc.	52,400
300	L	Skyline Corp.	8,805
1,999	L	Thor Industries, Inc.	75,982
700	@, L	Toll Brothers, Inc.	14,042
400	L	Winnebago Industries	8,408

			369,771

Home Furnishings: 0.1%
600		Ethan Allen Interiors, Inc.	17,100
13,000	@@	Matsushita Electric Industrial Co., Ltd.	266,381
200	@, L	Universal Electronics, Inc.	6,688

			290,169

Household Products/Wares: 0.3%
3,200		American Greetings Corp.	64,960
600	L	Blyth, Inc.	13,164

Shares			Value

800	@, L	Central Garden and Pet Co.	$4,288
1,000	@, L	Fossil, Inc.	41,980
6,100	@@	Henkel KGaA - Vorzug	342,106
4,000		Kimberly-Clark Corp.	277,360
1,400	@, L	Spectrum Brands, Inc.	7,462
1,600		Tupperware Corp.	52,848
100		WD-40 Co.	3,797

			807,965

Housewares: 0.0%
600	L	Toro Co.	32,664

			32,664

Insurance: 5.0%
27,600	@@	ACE Ltd.	1,705,128
14,900		Allstate Corp.	778,227
2,875		American Financial Group, Inc.	83,030
40,200		American International Group, Inc.	2,343,660
2,700		Brown & Brown, Inc.	63,450
32,400		Chubb Corp.	1,768,392
600	L	Commerce Group, Inc.	21,588
1,000		Delphi Financial Group	35,280
1,800	@@	Everest Re Group Ltd.	180,720
500		First American Corp.	17,060
1,100	L	Hanover Insurance Group, Inc.	50,380
7,040		Hartford Financial Services Group, Inc.	613,818
3,300		HCC Insurance Holdings, Inc.	94,644
100	L	Hilb Rogal & Hobbs Co.	4,057
100	L	Infinity Property & Casualty Corp.	3,613
320	L	Landamerica Financial Group, Inc.	10,704
158,713	@@	Legal & General Group PLC	412,239
200	L	Mercury General Corp.	9,962
15,050		Metlife, Inc.	927,381
190	@	Navigators Group, Inc.	12,350
1,340	@	Philadelphia Consolidated Holding Co.	52,729
600	L	Presidential Life Corp.	10,506
1,100	@, L	ProAssurance Corp.	60,412
500		Protective Life Corp.	20,510
10,081		Prudential Financial, Inc.	937,936
910	L	Radian Group, Inc.	10,629
900		RLI Corp.	51,111
600	L	Safety Insurance Group, Inc.	21,972
1,390	L	Selective Insurance Group	31,956
50	@, @@	Sony Financial Holdings, Inc.	191,111
800		Stancorp Financial Group, Inc.	40,304
200	L	Tower Group, Inc.	6,680
39,900		Travelers Cos., Inc.	2,146,620
900		United Fire & Casualty Co.	26,181
1,100		Unitrin, Inc.	52,789
3,017		WR Berkley Corp.	89,937
700	L	Zenith National Insurance Corp.	31,311
1,370	@@	Zurich Financial Services AG	402,077

			13,320,454

Internet: 0.8%
5,400	@, L	Amazon.com, Inc.	500,256
600	@, L	Blue Coat Systems, Inc.	19,722
400	@, L	Blue Nile, Inc.	27,224
1,351	@	Cybersource Corp.	24,007
420	@	DealerTrack Holdings, Inc.	14,057
1,900	@, L	Expedia, Inc.	60,078

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Internet (continued)
1,400	@	Google, Inc. - Class A	$968,072
600	@	Infospace, Inc.	11,280
1,000	@, L	j2 Global Communications, Inc.	21,170
370	@, L	Knot, Inc.	5,898
2,190	@	McAfee, Inc.	82,125
1,300	@	Napster, Inc.	2,561
500	@, L	NetFlix, Inc.	13,310
500	@	PC-Tel, Inc.	3,430
990	@, L	Perficient, Inc.	15,583
1,000	@, L	Secure Computing Corp.	9,600
300	@	Stamps.com, Inc.	3,654
16,400	@	Symantec Corp.	264,696
1,100	L	United Online, Inc.	13,002
400	@, L	Valueclick, Inc.	8,760
900	@, L	Websense, Inc.	15,282

			2,083,767

Iron/Steel: 0.3%
470	L	Cleveland-Cliffs, Inc.	47,376
300	@	Material Sciences Corp.	2,229
1,000		Reliance Steel & Aluminum Co.	54,200
700		Steel Dynamics, Inc.	41,699
65,000	@@	Sumitomo Metal Industries Ltd.	297,242
2,800	L	United States Steel Corp.	338,548

			781,294

Leisure Time: 0.2%
2,900	L	Callaway Golf Co.	50,547
700	@, L	Life Time Fitness, Inc.	34,776
910	L	Polaris Industries, Inc.	43,471
43,605	@, @@	TUI Travel PLC	254,976
700	@, L	WMS Industries, Inc.	25,648

			409,418

Lodging: 0.1%
2,000		Harrah’s Entertainment, Inc.	177,500
100	@, L	Monarch Casino & Resort, Inc.	2,408

			179,908

Machinery — Construction & Mining: 0.4%
300	@, L	Astec Industries, Inc.	11,157
17,790	@@	Atlas Copco AB - Class B	242,461
4,100		Caterpillar, Inc.	297,496
11,700	@@	Hitachi Construction Machinery Co., Ltd.	347,314
1,900		Joy Global, Inc.	125,058

			1,023,486

Machinery — Diversified: 0.6%
1,704	@, L	AGCO Corp.	115,838
900	L	Applied Industrial Technologies, Inc.	26,118
400	L	Briggs & Stratton Corp.	9,064
200	L	Cascade Corp.	9,292
700	L	Cognex Corp.	14,105
8,600		Cummins, Inc.	1,095,382
1,000		Deere & Co.	93,120
400		Flowserve Corp.	38,480
1,000	@	Gardner Denver, Inc.	33,000
200		Graco, Inc.	7,452
1,100		IDEX Corp.	39,743
300	@, L	Intevac, Inc.	4,362
200	L	Lindsay Manufacturing Co.	14,138

Shares			Value

400		Nordson Corp.	$23,184
200		Robbins & Myers, Inc.	15,126
500	L	Wabtec Corp.	17,220
900	@, L	Zebra Technologies Corp.	31,230

			1,586,854

Media: 1.2%
5,300		Clear Channel Communications, Inc.	182,956
1,100		John Wiley & Sons, Inc.	47,124
1,000	@	Scholastic Corp.	34,890
14,900	@	Viacom - Class B	654,408
10,783	@@	Vivendi	495,081
52,500		Walt Disney Co.	1,694,700

			3,109,159

Metal Fabricate/Hardware: 0.1%
350	L	AM Castle & Co.	9,517
300	L	Kaydon Corp.	16,362
100		Lawson Products	3,792
1,000	L	Mueller Industries, Inc.	28,990
562		Quanex Corp.	29,168
200		Valmont Industries, Inc.	17,824
1,700	L	Worthington Industries	30,396

			136,049

Mining: 1.1%
400	L	Amcol International Corp.	14,412
17,153	@@	BHP Billiton Ltd.	599,635
300	@, L	Brush Engineered Materials, Inc.	11,106
300	@, L	Century Aluminum Co.	16,182
19,200		Freeport-McMoRan Copper & Gold, Inc.	1,966,848
100	@, L	RTI International Metals, Inc.	6,893
14,000	@@	Sumitomo Metal Mining Co., Ltd.	236,691

			2,851,767

Miscellaneous Manufacturing: 3.3%
800	L	Acuity Brands, Inc.	36,000
370	L	AO Smith Corp.	12,969
998	L	Aptargroup, Inc.	40,828
600	L	Barnes Group, Inc.	20,034
800	L	Carlisle Cos., Inc.	29,624
500	@, L	Ceradyne, Inc.	23,465
800		Clarcor, Inc.	30,376
1,800		Crane Co.	77,220
18,400		Danaher Corp.	1,614,416
16,900		Dover Corp.	778,921
10,200		Eaton Corp.	988,890
420	@, L	EnPro Industries, Inc.	12,873
62,792		General Electric Co.	2,327,699
300		Harsco Corp.	19,221
2,400	L	Honeywell International, Inc.	147,768
1,200		Illinois Tool Works, Inc.	64,248
21,000	@@	Konica Minolta Holdings, Inc.	368,151
400	@	Lydall, Inc.	4,208
200	L	Matthews International Corp. - Class A	9,374
400		Myers Industries, Inc.	5,788
11,050	L	Parker Hannifin Corp.	832,176
1,600		Pentair, Inc.	55,696
900		Roper Industries, Inc.	56,286
5,573	@@, L	Siemens AG	882,539
400		SPX Corp.	41,140
1,300	@, L	Sturm Ruger & Co., Inc.	10,764

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Miscellaneous Manufacturing (continued)
889		Teleflex, Inc.	$56,016
5,075	@@	Tyco International Ltd.	201,224

			8,747,914

Office Furnishings: 0.0%
1,572	L	Herman Miller, Inc.	50,917
1,700	L	HNI, Corp.	59,602
700	L	Interface, Inc.	11,424

			121,943

Oil & Gas: 7.0%
800	@, L	Atwood Oceanics, Inc.	80,192
190	@, L	Bill Barrett Corp.	7,955
700		Cabot Oil & Gas Corp.	28,259
39,781		Chevron Corp.	3,712,761
537		Cimarex Energy Co.	22,839
35,300		ConocoPhillips	3,116,990
3,000	@	Denbury Resources, Inc.	89,250
800	L	Devon Energy Corp.	71,128
1,100	L	ENSCO International, Inc.	65,582
11,700	@@, L	ERG S.p.A.	220,016
71,650	S	ExxonMobil Corp.	6,712,889
1,000	@	Forest Oil Corp.	50,840
2,500		Frontier Oil Corp.	101,450
1,110		Helmerich & Payne, Inc.	44,478
1,100		Hess Corp.	110,946
15,100		Marathon Oil Corp.	918,986
200	@	Newfield Exploration Co.	10,540
13,500		Occidental Petroleum Corp.	1,039,365
1,500		Patterson-UTI Energy, Inc.	29,280
100	L	Penn Virginia Corp.	4,363
3,960	@@, L	Petroleo Brasileiro SA ADR	456,350
100		Pioneer Natural Resources Co.	4,884
1,430	@, L	Plains Exploration & Production Co.	77,220
1,800	@	Pride International, Inc.	61,020
200	@, L	Quicksilver Resources, Inc.	11,918
13,081	@@	Royal Dutch Shell PLC - Class B	545,291
1,600	@	Southwestern Energy Co.	89,152
1,100	L	St. Mary Land & Exploration Co.	42,471
700	@, L	Stone Energy Corp.	32,837
100	@	Swift Energy Co.	4,403
6,400	@@, L	Total SA	529,923
2,377	@	Transocean, Inc.	340,268
200	@	Unit Corp.	9,250

			18,643,096

Oil & Gas Services: 0.5%
4,800	@, L	Cameron International Corp.	231,024
400	@, L	Dril-Quip, Inc.	22,264
620	@, L	Exterran Holdings, Inc.	50,716
1,954	@, L	FMC Technologies, Inc.	110,792
1,400	@	Grant Prideco, Inc.	77,714
1,600	@, L	Helix Energy Solutions Group, Inc.	66,400
500	@, L	Hornbeck Offshore Services, Inc.	22,475
1,000	@, L	ION Geophysical Corp.	15,780
400	L	Lufkin Industries, Inc.	22,916
400	@	Matrix Service Co.	8,728
240	@	NATCO Group, Inc.	12,996
3,400	@, L	National Oilwell Varco, Inc.	249,764
915	@	Oceaneering International, Inc.	61,625
14,550	@, @@	Petroleum Geo-Services ASA	418,998
400	@, L	SEACOR Holdings, Inc.	37,096
600	@, L	Superior Energy Services	20,652

Shares			Value

200	@, L	Superior Well Services, Inc.	$4,244
300	@	W-H Energy Services, Inc.	16,863

			1,451,047

Packaging & Containers: 0.0%
600	L	Chesapeake Corp.	3,114
500		Packaging Corp. of America	14,100
2,800		Sonoco Products Co.	91,504

			108,718

Pharmaceuticals: 3.0%
400	@, L	Alpharma, Inc.	8,060
7,780	@@	AstraZeneca PLC	334,874
200	@	Bradley Pharmaceuticals, Inc.	3,940
22,700		Bristol-Myers Squibb Co.	602,004
300	@, L	Cephalon, Inc.	21,528
35,700		Eli Lilly & Co.	1,906,023
2,000	@	Endo Pharmaceuticals Holdings, Inc.	53,340
7,200	@	Gilead Sciences, Inc.	331,272
15,000	@@	GlaxoSmithKline PLC	380,949
400	@, L	HealthExtras, Inc.	10,432
1,200	@	Medco Health Solutions, Inc.	121,680
1,100		Medicis Pharmaceutical Corp.	28,567
40,000		Merck & Co., Inc.	2,324,400
2,700	@@	Merck KGaA	352,625
1,000	@	MGI Pharma, Inc.	40,530
1,000	@	NBTY, Inc.	27,400
3,106	@@	Omega Pharma SA	213,756
2,800	L	Perrigo Co.	98,028
300	@, L	PetMed Express, Inc.	3,630
13,700		Pfizer, Inc.	311,401
2,780	@@	Roche Holding AG	480,567
690	@, L	Salix Pharmaceuticals Ltd.	5,437
500	@, L	Sciele Pharma, Inc.	10,225
2,600	@, L	Sepracor, Inc.	68,250
1,140	@	Theragenics Corp.	4,081
300	@, L	USANA Health Sciences, Inc.	11,124
1,300	@, L	VCA Antech, Inc.	57,499
1,100	@, L	Viropharma, Inc.	8,734

			7,820,356

Pipelines: 0.1%
200		Equitable Resources, Inc.	10,656
1,830		National Fuel Gas Co.	85,424
2,400		Oneok, Inc.	107,448

			203,528

Real Estate: 0.2%
17,000	@@	Cheung Kong Holdings Ltd.	310,581
420	L	Jones Lang LaSalle, Inc.	29,887
10,000	@@	Mitsui Fudosan Co., Ltd.	215,665

			556,133

Retail: 3.0%
7,300		Abercrombie & Fitch Co.	583,781
2,000	@, L	Aeropostale, Inc.	53,000
1,347		American Eagle Outfitters	27,977
800	@	AnnTaylor Stores Corp.	20,448
2,800	@	Autozone, Inc.	335,748
800		Barnes & Noble, Inc.	27,560
3,800		Best Buy Co., Inc.	200,070
900	L	Big 5 Sporting Goods Corp.	12,978
9,400	@, L	Big Lots, Inc.	150,306
800	@, L	BJ’s Wholesale Club, Inc.	27,064

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Retail (continued)
475		Brown Shoe Co., Inc.	$7,206
320	@, L	Buffalo Wild Wings, Inc.	7,430
316	@	Cabela’s, Inc.	4,762
300	@, L	California Pizza Kitchen, Inc.	4,671
1,500		Casey’s General Stores, Inc.	44,415
500	L	Cash America International, Inc.	16,150
600	L	Cato Corp.	9,396
200		CBRL Group, Inc.	6,478
600	@, L	CEC Entertainment, Inc.	15,576
400	@, L	Chipotle Mexican Grill, Inc.	58,828
1,300		Christopher & Banks Corp.	14,885
31,300	@	Coach, Inc.	957,154
514	@	Collective Brands, Inc.	8,938
700	@	Copart, Inc.	29,785
13,600	L	Costco Wholesale Corp.	948,736
10,400		CVS Caremark Corp.	413,400
1,000	@, L	Dick’s Sporting Goods, Inc.	27,760
2,300	@	Dollar Tree Stores, Inc.	59,616
11,700	@@	Don Quijote Co., Ltd.	230,366
700	@, L	Dress Barn, Inc.	8,757
1,300		Foot Locker, Inc.	17,758
300	@, L	Genesco, Inc.	11,340
1,240		Guess ?, Inc.	46,984
490	@, L	Gymboree Corp.	14,925
1,900	@, L	Hanesbrands, Inc.	51,623
400	@, L	Hibbett Sporting Goods, Inc.	7,992
1,000	@, L	HOT Topic, Inc.	5,820
300	L	IHOP Corp.	10,974
1,100	@	Jack in the Box, Inc.	28,347
500	@, L	Jo-Ann Stores, Inc.	6,540
800	@, L	JOS A Bank Clothiers, Inc.	22,760
300	L	Longs Drug Stores Corp.	14,100
21,500		McDonald’s Corp.	1,266,565
1,282		Men’s Wearhouse, Inc.	34,588
100		Movado Group, Inc.	2,529
2,000		MSC Industrial Direct Co.	80,940
300	@, L	O’Reilly Automotive, Inc.	9,729
545	@, L	Panera Bread Co.	19,522
200	@, L	Papa John’s International, Inc.	4,540
191	@	PF Chang’s China Bistro, Inc.	4,362
1,100		Phillips-Van Heusen	40,546
3,700	L	Polo Ralph Lauren Corp.	228,623
11,514	@@	Punch Taverns PLC	175,228
1,900	@	Quiksilver, Inc.	16,302
8,000	L	RadioShack Corp.	134,880
400	@, L	Red Robin Gourmet Burgers, Inc.	12,796
1,300	L	Ross Stores, Inc.	33,241
600	@, L	School Specialty, Inc.	20,730
768	@, L	Select Comfort Corp.	5,384
12,300	@@	Seven & I Holdings Co., Ltd.	357,345
1,477	@, L	Sonic Corp.	32,346
800	@, L	Texas Roadhouse, Inc.	8,848
18,500	L	TJX Cos., Inc.	531,505
400	@, L	Tractor Supply Co.	14,376
700	@, L	Tween Brands, Inc.	18,536
2,300	@, L	Urban Outfitters, Inc.	62,698
3,100		Wal-Mart Stores, Inc.	147,343
7,700		Wendy’s International, Inc.	198,968
100		World Fuel Services Corp.	2,903
330	@, L	Zumiez, Inc.	8,039

			8,025,816

Shares			Value

Savings & Loans: 0.3%
400	L	Anchor Bancorp. Wisconsin, Inc.	$9,408
2,200		Astoria Financial Corp.	51,194
1,900		BankAtlantic Bancorp., Inc.	7,790
2,200	L	Bankunited Financial Corp.	15,180
700	L	Dime Community Bancshares	8,939
1,700	L	First Niagara Financial Group, Inc.	20,468
1,000	@, L	FirstFed Financial Corp.	35,820
300	L	Flagstar Bancorp., Inc.	2,091
44,600		Hudson City Bancorp., Inc.	669,892

			820,782

Semiconductors: 2.4%
400	@, L	Actel Corp.	5,464
900	@, L	AMIS Holdings, Inc.	9,018
300	@	ATMI, Inc.	9,675
300	@, L	Cabot Microelectronics Corp.	10,773
300	L	Cohu, Inc.	4,590
600	@	Cypress Semiconductor Corp.	21,618
600	@, L	Diodes, Inc.	18,042
4,200	@, @@	Elpida Memory, Inc.	143,597
2,200	@	Fairchild Semiconductor International, Inc.	31,746
1,311	@	Integrated Device Technology, Inc.	14,827
121,500		Intel Corp.	3,239,185
800	@, L	International Rectifier Corp.	27,176
2,200	L	Intersil Corp.	53,856
2,100	@, L	Kulicke & Soffa Industries, Inc.	14,406
1,765	@, L	Lam Research Corp.	76,301
300	@, L	Microsemi Corp.	6,642
300	@, L	MKS Instruments, Inc.	5,742
31,150	@, L	Nvidia Corp.	1,059,723
1,380	@	Pericom Semiconductor Corp.	25,806
2,100	@, L	Semtech Corp.	32,592
3,700	@, L	Skyworks Solutions, Inc.	31,450
600	@, L	Standard Microsystems Corp.	23,442
100	@, L	Supertex, Inc.	3,129
18,853	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	187,776
27,300		Texas Instruments, Inc.	911,820
4,100	@@	Tokyo Electron Ltd.	249,163
1,433	@, L	Varian Semiconductor Equipment Associates, Inc.	53,021

			6,270,580

Software: 2.1%
3,200	@	Activision, Inc.	95,040
200	@, L	Advent Software, Inc.	10,820
600	@, L	Allscripts Healthcare Solutions, Inc.	11,652
1,320	@, L	Ansys, Inc.	54,727
6,700	@	Autodesk, Inc.	333,392
251	@	Avid Technology, Inc.	7,113
14,500	@	BMC Software, Inc.	516,780
2,500		Broadridge Financial Solutions ADR	56,075
32,600	L	CA, Inc.	813,370
900	@	Captaris, Inc.	3,888
700	@, L	Cerner Corp.	39,480
500	@, L	Concur Technologies, Inc.	18,105
500	@	CSG Systems International	7,360
1,118		Dun & Bradstreet Corp.	99,088
400		Global Payments, Inc.	18,608
1,400	@	Informatica Corp.	25,228
200	@	JDA Software Group, Inc.	4,092

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Software (continued)
400	@, L	Mantech International Corp.	$17,528
1,000	@	Metavante Technologies, inc.	23,320
67,550		Microsoft Corp.	2,404,780
14,000	@, L	Novell, Inc.	96,180
560	@, L	Omnicell, Inc.	15,081
30,700	@	Oracle Corp.	693,206
1,070	@, L	Phase Forward, Inc.	23,273
700	@	Progress Software Corp.	23,576
500	@, L	Smith Micro Software, Inc.	4,235
400	@, L	SPSS, Inc.	14,364
2,405	@, L	Sybase, Inc.	62,746
3,519	@, @@	Tele Atlas NV	145,311
100	@, L	THQ, Inc.	2,819

			5,641,237

Telecommunications: 3.4%
4,100	@	3Com Corp.	18,532
1,200	@	Adaptec, Inc.	4,056
1,400	@, L	ADC Telecommunications, Inc.	21,770
25,536	@@	Alcatel SA	185,761
600	@, L	Anixter International, Inc.	37,362
1,378	@	Arris Group, Inc.	13,753
51,947		AT&T, Inc.	2,158,917
8,700		CenturyTel, Inc.	360,702
7,200	@, L	Cincinnati Bell, Inc.	34,200
24,000	@	Cisco Systems, Inc.	649,680
957	@, L	CommScope, Inc.	47,083
400	@, L	Comtech Telecommunications	21,604
14,100		Corning, Inc.	338,259
1,740	@	Foundry Networks, Inc.	30,485
1,500	@, L	Harmonic, Inc.	15,720
2,006		Harris Corp.	125,736
17,700	@, L	JDS Uniphase Corp.	235,410
5,100	@, L	Juniper Networks, Inc.	169,320
655	@, L	Netgear, Inc.	23,364
1,100	@, L	Network Equipment Technologies, Inc.	9,262
2,200	@, L	NeuStar, Inc.	63,096
1,100	@, L	Novatel Wireless, Inc.	17,820
2,743	@@	Orascom Telecom GDR	227,148
900		Plantronics, Inc.	23,400
43,100		Qualcomm, Inc.	1,695,985
9,400	@	RF Micro Devices, Inc.	53,674
23,132	@@	Royal KPN NV	421,433
5,800	L	Sprint Nextel Corp.	76,154
1,200	@	Symmetricom, Inc.	5,652
190,297	@@	Telecom Italia S.p.A. RNC	451,236
1,735		Telephone & Data Systems, Inc.	108,611
500	@	Tollgrade Communications, Inc.	4,010
19,500		Verizon Communications, Inc.	851,955
400	@, L	Viasat, Inc.	13,772
104,600	@@	Vodafone Group PLC	392,660

			8,907,582

Textiles: 0.0%
1,000	L	G&K Services, Inc.	37,520
800	@, L	Mohawk Industries, Inc.	59,520
400		Unifirst Corp.	15,200

			112,240

Shares			Value

Toys/Games/Hobbies: 0.0%
400	@	Jakks Pacific, Inc.	$9,444
100	@, L	RC2 Corp.	2,807

			12,251

Transportation: 0.3%
246		Arkansas Best Corp.	5,397
300	@, L	Bristow Group, Inc.	16,995
1,300		Con-way, Inc.	54,002
1,800		CSX Corp.	79,164
39	@@	East Japan Railway Co.	320,796
700	@, L	HUB Group, Inc.	18,606
880	@, L	Kansas City Southern	30,210
900	@	Kirby Corp.	41,832
300		Landstar System, Inc.	12,645
200	@, L	Old Dominion Freight Line	4,622
1,730	L	Tidewater, Inc.	94,908
1,100		Union Pacific Corp.	138,182
400	@, L	YRC Worldwide, Inc.	6,836

			824,195

Water: 0.2%
500	L	American States Water Co.	18,840
4,720	@@	Veolia Environnement	429,939

			448,779

		Total Common Stock (Cost $146,856,028)	167,767,164

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Apartments: 0.0%
390	L	Camden Property Trust	18,779
115	L	Essex Property Trust, Inc.	11,211
600		Mid-America Apartment Communities, Inc.	25,650

			55,640

Diversified: 0.0%
600		Colonial Properties Trust	13,578
200		Entertainment Properties Trust	9,400

			22,978

Forest Products & Paper: 0.0%
696	L	Potlatch Corp.	30,930

			30,930

Health Care: 0.0%
800		LTC Properties, Inc.	20,040
700	L	Medical Properties Trust, Inc.	7,133
500	L	Senior Housing Properties Trust	11,340

			38,513

Hotels: 0.0%
1,360		DiamondRock Hospitality Co.	20,373
1,400	L	Hospitality Properties Trust	45,108

			65,481

Office Property: 0.1%
360		Alexandria Real Estate Equities, Inc.	36,601
920		BioMed Realty Trust, Inc.	21,316
300		Kilroy Realty Corp.	16,488

			74,405

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value

Regional Malls: 0.0%
1,000	L	Macerich Co.	$71,060

			71,060

Shopping Centers: 0.0%
650		Federal Realty Investment Trust	53,398

			53,398

Single Tenant: 0.0%
500	L	National Retail Properties, Inc.	11,690
1,100		Realty Income Corp.	29,722

			41,412

Storage: 0.0%
900		Extra Space Storage, Inc.	12,861

			12,861

Warehouse/Industrial: 0.1%
2,800		AMB Property Corp.	161,168
100	L	EastGroup Properties, Inc.	4,185

			165,353

		Total Real Estate Investment Trusts (Cost $656,473)	632,031

EXCHANGE-TRADED FUNDS: 0.1%
Exchange-Traded Funds: 0.1%
400	L	iShares S&P SmallCap 600 Index Fund	26,008
1,800	L	Midcap SPDR Trust Series 1	279,180

			305,188

		Total Exchange-Traded Funds (Cost $307,316)	305,188

PREFERRED STOCK: 0.3%
Diversified Financial Services: 0.0%
9,575	P, L	Merrill Lynch & Co., Inc., 5.482% due 05/21/12	167,563

			167,563

Insurance: 0.2%
9,100	@@, P	Aegon NV, 6.375% due 06/15/15	179,725
3,000	@@, P	Aegon NV - Series 1, 5.866%, due 12/15/10	53,250
10,100	P	Metlife, Inc., 6.500%, due 09/15/10	220,584

			453,559

Media: 0.1%
8,523	@@	ProSieben SAT.1 Media AG	201,540

			201,540

Sovereign: 0.0%
2,000	P, L	Fannie Mae, 5.580%, due 09/30/12	45,500

			45,500

		Total Preferred Stock (Cost $1,120,589)	868,162

Principal Amount			Value

CORPORATE BONDS/NOTES: 6.2%
Aerospace/Defense: 0.1%
$302,000	C, S	United Technologies Corp., 5.375%, due 12/15/17	$305,218

			305,218

Banks: 2.0%
220,000	@@, C, S	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	177,735
221,000	@@, #, C, S	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	219,652
215,000	S	Bank of America Corp., 5.750%, due 12/01/17	215,897
110,000	@@, C, S	Bank of Ireland, 5.188%, due 12/29/49	89,650
40,000	@@, C, S	Bank of Scotland, 5.125%, due 12/31/49	31,459
61,000	C, S	BankAmerica Capital II, 8.000%, due 12/15/26	64,036
60,000	@@, C, S	Barclays Bank PLC, 5.563%, due 12/31/49	47,700
251,000	@@, #, S	Barclays Bank PLC, 6.050%, due 12/04/17	253,380
150,000	@@, C, S, L	BNP Paribas, 5.238%, due 09/29/49	126,410
216,000	@@, #, C, S	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	198,900
100,000	@@, #, C, S	Danske Bank A/S, 5.914%, due 12/29/49	94,741
20,000	@@, C, S	Den Norske Bank ASA, 5.375%, due 11/29/49	16,100
127,000	#, C, S	Dresdner Funding Trust I, 8.151%, due 06/30/31	129,872
125,000	@@, #, C, S	HBOS PLC, 5.375%, due 11/29/49	114,091
350,000	@@, C, S	HSBC Bank PLC, 4.913%, due 06/29/49	274,750
180,000	@@, C, S	HSBC Bank PLC, 5.000%, due 06/29/49	141,300
20,000	@@, C, S	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	15,900
220,000	@@, C, S, L	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	177,100
145,000	@@, C, S	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	146,550
20,000	@@, C, S	National Westminster Bank PLC, 6.250%, due 11/29/49	15,475
140,000	#, C, S	Rabobank Capital Funding II, 5.260%, due 12/29/49	130,599
60,000	#, C, S	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	53,793
42,000	C, S	RBS Capital Trust I, 5.512%, due 09/30/49	38,664
163,000	@@, #, C, S	Resona Bank Ltd., 5.850%, due 09/29/49	151,775

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

Banks (continued)
$370,000	@@, C, S	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	$275,650
110,000	@@, C, S	Societe Generale, 4.981%, due 11/29/49	90,544
270,000	@@, C, S	Standard Chartered PLC, 4.974%, due 07/29/49	189,000
410,000	@@, C, S	Standard Chartered PLC, 5.125%, due 11/29/49	299,300
40,000	@@, C, S	Standard Chartered PLC, 5.588%, due 01/29/49	28,400
156,000	@@, C, S	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	159,217
234,000	C, S	SunTrust Preferred Capital I, 5.853%, due 12/31/49	206,680
293,000	@@, S	UBS AG, 5.875%, due 12/20/17	295,616
235,000	C, S	USB Capital IX, 6.189%, due 03/29/49	212,830
137,000	C, S	Wachovia Capital Trust III, 5.800%, due 12/31/49	122,502
288,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	288,720
100,000	@@, C, S	Westpac Banking Corp., 5.306%, due 09/30/49	81,777
181,000	@@, #, C, S	Westpac Capital Trust IV, 5.256%, due 12/29/49	159,345

			5,335,110

Beverages: 0.1%
82,000	C, S	Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	83,873
192,000	@@, C, S	Diageo Capital PLC, 5.750%, due 10/23/17	193,449

			277,322

Chemicals: 0.0%
40,000	S, Z	Stauffer Chemical, 4.480%, due 04/15/10	36,183
80,000	S, Z	Stauffer Chemical, 5.500%, due 04/15/18	46,136
80,000	S, Z	Stauffer Chemical, 6.750%, due 04/15/17	48,893

			131,212

Diversified Financial Services: 1.5%
390,000	@@, #, C, S	Aiful Corp., 4.450%, due 02/16/10	368,874
100,000	S	American General Finance Corp., 6.900%, due 12/15/17	100,278
144,000	S	Caterpillar Financial Services Corp., 4.850%, due 12/07/12	144,405
211,000	S	Citigroup, Inc., 6.125%, due 11/21/17	217,138
170,000	C, S	Citigroup, Inc., 8.300%, due 12/21/57	178,016
256,000	#, C, S	Corestates Capital Trust I, 8.000%, due 12/15/26	265,044

Principal Amount			Value

$119,000	#, S	Farmers Exchange Capital, 7.200%, due 07/15/48	$116,911
75,000	@@, C, S	Financiere CSFB NV, 4.806%, due 03/29/49	59,625
148,000	C, S	Fund American Cos., Inc., 5.875%, due 05/15/13	148,488
228,000	C, S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	224,095
164,000	#, C, S	HVB Funding Trust III, 9.000%, due 10/22/31	185,621
214,000	S	John Deere Capital Corp., 4.950%, due 12/17/12	214,527
265,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	269,843
269,000	#, C, S	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	242,274
191,000	@@, C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	181,194
95,000	@@, C	Paribas, 5.063%, due 12/31/49	79,388
51,667	@@, #, C, S	Petroleum Export Ltd., 4.623%, due 06/15/10	50,882
247,527	@@, #, C, S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	249,594
159,000	C, S	Residential Capital, LLC, 8.000%, due 04/17/13	98,580
1,052,895	#, S, Z	Toll Road Investors Partnership II LP, 15.740%, due 02/15/45	151,942
100,000	#, C, S	Twin Reefs Pass-Through Trust, 6.243%, due 12/10/49	65,207
157,000	@@, C, S	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	159,144
108,000	#, C, S	Wachovia Capital Trust V, 7.965%, due 06/01/27	112,564

			3,883,634

Electric: 0.4%
341,000	C, S	Commonwealth Edison, 6.150%, due 03/15/12	353,381
165,000	C, S	Commonwealth Edison Co., 4.700%, due 04/15/15	155,651
162,000	C, S	Commonwealth Edison Co., 5.950%, due 08/15/16	164,616
40,000	@@, L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	46,211
70,000	C, S	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	70,067
160,000	C, S	Nisource Finance Corp., 6.150%, due 03/01/13	165,121
154,000	C, S	NorthWestern Corp., 5.875%, due 11/01/14	151,998

			1,107,045

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

Food: 0.2%
$172,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	$173,638
173,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38	180,189
241,000	S	Kraft Foods, Inc., 7.000%, due 08/11/37	253,935

			607,762

Healthcare — Products: 0.1%
257,000	C, S	Baxter International, Inc., 6.250%, due 12/01/37	264,598

			264,598

Insurance: 0.1%
234,000	@@, C, S	Aegon NV, 5.399%, due 12/31/49	168,685
109,000	S	Prudential Financial, Inc., 6.000%, due 12/01/17	108,751
97,000	S	Prudential Financial, Inc., 6.625%, due 12/01/37	98,134

			375,570

Media: 0.1%
171,000	#, C, S	News America, Inc., 6.650%, due 11/15/37	176,963

			176,963

Miscellaneous Manufacturing: 0.1%
238,000	S	General Electric Co., 5.250%, due 12/06/17	237,947

			237,947

Multi-National: 0.0%
90,000	@@, S	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	87,088

			87,088

Oil & Gas: 0.4%
115,000	@@, #, S	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	111,500
29,000	@@, #, S	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	30,954
243,000	@@, #, S	Pemex Project Funding Master Trust, 6.291%, due 06/15/10	247,010
68,000	@@, C, L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	72,014
130,000	@@, #, C, S	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	126,461
202,000	@@, C, S	Transocean, Inc., 6.000%, due 03/15/18	201,841
173,000	@@, C, S	Transocean, Inc., 6.800%, due 03/15/38	177,092

			966,872

Principal Amount			Value

Pharmaceuticals: 0.1%
$149,000	C, S	Merck & Co., Inc., 5.750%, due 11/15/36	$148,675

			148,675

Pipelines: 0.0%
117,000	C, S	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	115,643

			115,643

Real Estate: 0.1%
42,000	C, S	Liberty Property LP, 6.375%, due 08/15/12	43,867
153,000	C, S	Liberty Property LP, 7.750%, due 04/15/09	157,234

			201,101

Retail: 0.5%
68,000	C, S	McDonald’s Corp., 5.800%, due 10/15/17	70,537
406,000	C, S	McDonald’s Corp., 6.300%, due 10/15/37	422,478
77,000	C, S	Nordstrom, Inc., 6.250%, due 01/15/18	78,974
106,000	C, S	Nordstrom, Inc., 7.000%, due 01/15/38	109,574
384,000	C, S	Target Corp., 6.500%, due 10/15/37	387,230
52,000	S	Wal-Mart Stores, Inc., 5.250%, due 09/01/35	46,283
320,000	S	Wal-Mart Stores, Inc., 6.500%, due 08/15/37	338,102

			1,453,178

Telecommunications: 0.3%
261,000	S	Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	273,157
246,000	C, S	Embarq Corp., 7.995%, due 06/01/36	259,993
150,000	C, S	Sprint Capital Corp., 6.875%, due 11/15/28	142,637

			675,787

Water: 0.1%
96,000	#, C, S	American Water Capital Corp., 6.085%, due 10/15/17	95,851
96,000	#, C, S	American Water Capital Corp., 6.593%, due 10/15/37	94,247

			190,098

		Total Corporate Bonds/Notes (Cost $16,993,362)	16,540,823

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.5%
Federal Home Loan Mortgage Corporation: 5.1%
361,795	C, S	4.500%, due 12/15/16	362,101
554,000	S, Z	4.940%, due 03/15/31	178,485
318,000	C, S	5.000%, due 12/11/12	319,475
412,072	C, S	5.000%, due 08/15/16	414,354
431,000	C, S	5.000%, due 05/15/20	429,718
178,000	C, S	5.000%, due 09/15/31	170,262
67,000	C, S	5.000%, due 02/15/32	65,063
163,000	C, S	5.000%, due 04/15/32	160,926
417,000	C, S	5.250%, due 03/15/12	419,433

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

Federal Home Loan Mortgage Corporation (continued)
$640,993	C, S	5.378%, due 05/15/33	$635,294
100,000	C, S	5.500%, due 12/15/20	99,831
1,590,000	C, S	5.500%, due 09/15/32	1,588,940
59,000	C, S	5.500%, due 10/15/32	58,588
53,000	C, S	5.500%, due 11/15/32	52,117
178,000	C, S	5.500%, due 07/15/33	176,970
709,000	W	5.500%, due 02/12/37	707,117
328,294	C, S	6.000%, due 01/15/29	337,778
119,007	S	6.000%, due 02/01/29	121,640
2,109,000	W	6.000%, due 02/01/34	2,138,328
4,812,000		6.500%, due 02/01/34	4,942,073
96,349	S	7.000%, due 11/01/31	101,119

			13,479,612

Federal National Mortgage Corporation: 3.3%
652,000	W	4.500%, due 02/15/19	641,813
459,000	L	4.750%, due 11/19/12	475,519
989,000	W	5.000%, due 02/15/20	989,464
1,188,949	S	5.000%, due 08/01/37	1,142,652
217,000	C, S	5.400%, due 03/26/12	217,804
200,724	S	5.500%, due 02/01/18	203,324
2,131,000		5.500%, due 02/15/20	2,157,305
841,000	S	5.500%, due 05/25/30	837,199
214,652	S	5.500%, due 01/25/36	211,505
307,871	S	5.500%, due 12/25/36	301,634
40,000	W	5.500%, due 02/12/37	39,931
273,962	S	5.500%, due 06/01/37	273,697
344,000	C	5.550%, due 03/29/10	344,000
2,336	S	6.000%, due 03/01/17	2,395
74,291	S	6.000%, due 10/01/18	76,058
253,966	S	6.000%, due 12/01/18	260,339
71,000		6.000%, due 02/15/19	72,609
225,877	S	6.000%, due 04/25/31	233,062
62,888	S	6.500%, due 02/01/28	65,193
63,293	S	7.000%, due 06/01/31	66,771
42,833	S	7.500%, due 09/01/31	45,693

			8,657,967

Government National Mortgage Association: 0.1%
22,296	S	6.500%, due 01/15/29	23,142
62,027	S	6.500%, due 01/15/32	64,317
2,574	S	7.000%, due 12/15/27	2,734
11,913	S	7.000%, due 01/15/28	12,646
77,583	S	7.000%, due 02/15/28	82,357
60,382	S	7.500%, due 12/15/23	64,373

			249,569

		Total U.S. Government Agency Obligations (Cost $22,227,006)	22,387,148

U.S. TREASURY OBLIGATIONS: 14.1%
U.S. Treasury Bonds: 1.7%
2,902,000	L	4.250%, due 11/15/17	2,953,467
174,000	L	4.750%, due 05/15/14	185,079
1,235,000	L	4.750%, due 02/15/37	1,292,892

			4,431,438

U.S. Treasury Notes: 11.6%
13,419,000	L	3.125%, due 11/30/09	13,437,881
1,339,000	S	3.250%, due 12/31/09	1,344,023
15,015,000	L	3.375%, due 11/30/12	14,969,264
896,000	L	4.500%, due 05/15/10	926,170

			30,677,338

Principal Amount			Value

Treasury Inflation Indexed Protected Securities: 0.8%
$387,372	L	2.375%, due 04/15/11	$403,896
377,126	S	2.375%, due 01/15/17	398,074
431,179	L	2.375%, due 01/15/25	452,806
889,252	L	3.875%, due 01/15/09	915,791

			2,170,567

		Total U.S. Treasury Obligations (Cost $36,992,099)	37,279,343

ASSET-BACKED SECURITIES: 0.4%
Automobile Asset-Backed Securities: 0.0%
11,115	C, S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	11,100

			11,100

Credit Card Asset-Backed Securities: 0.1%
95,000	C, S	Bank One Issuance Trust, 4.540%, due 09/15/10	94,994

			94,994

Home Equity Asset-Backed Securities: 0.2%
592,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	508,737
10,317	C, S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	10,269
4,102	C, S	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	4,088
72,162	C, S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	67,822

			590,916

Other Asset-Backed Securities: 0.1%
10,914	C, S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	10,621
2,331	C, S	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	2,324
31,000	C, S	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	28,955
25,000	C, S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	24,705
65,000	C, S	Equity One, Inc., 5.050%, due 09/25/33	63,212
85,000	C, S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	84,382
20,518	C, S	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	20,260
12,636	C, S	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	12,596
26,000	C, S	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	25,782

			272,837

		Total Asset-Backed Securities (Cost $1,061,861)	969,847

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.4%
$266,405	C, S	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	$276,718
80,044	C, S	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	80,031
33,000	C, S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	32,764
23,000	C, S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	22,861
60,754	C, S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	60,951
143,000	C, S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	142,682
382,363	C, S	Banc of America Funding Corp., 5.653%, due 06/20/37	372,607
304,895	C, S	Banc of America Funding Corp., 5.843%, due 05/20/36	300,955
110,352	C, S	Banc of America Funding Corp., 7.000%, due 10/25/37	112,078
101,282	C, S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	100,875
86,562	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	83,699
7,000	C, S	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	6,935
182,112	C, S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	183,334
9,000	C, S	Capco America Securitization Corp., 6.460%, due 10/15/30	9,083
121,307	C, S	Chaseflex Trust, 6.500%, due 02/25/37	121,952
125,085	C, S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	126,473
337,101	C, S	Countrywide Alternative Loan Trust, 5.407%, due 10/25/35	336,874
321,617	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	310,343
8,056	C, S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	7,889
68,000	C, S	Credit Suisse First Boston Mortgage Securities Corp., 7.560%, due 04/15/62	72,761
340,287	C, S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	342,031
856,992	C, S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	881,176
81,975	C, S	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	81,166

Principal Amount			Value

$10,000	C, S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	$10,040
14,408	C, S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	14,618
177,192	C, S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	172,912
107,378	C, S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	107,416
62,000	C, S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	62,147
61,073	#, C, S	GSMPS 2005-RP1 1AF, 5.215%, due 01/25/35	60,373
7,881	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	7,983
153,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	156,761
2,026,142	C, S	JPMorgan Mortgage Trust, 5.405%, due 11/25/35	1,983,867
51,000	C, S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	50,506
428,000	C, S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	425,368
10,000	C, S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	9,872
10,000	C, S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	9,925
6,000	C, S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	5,985
160,556	C, S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	160,165
15,000	C, S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	14,019
49,000	C, S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	49,116
244,000	C, S	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	247,359
199,000	C, S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	209,365
206,017	C, S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	217,251
95,352	C, S	MASTR Adjustable Rate Mortgages Trust, 5.650%, due 01/25/47	87,604
753,098	C, S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	747,781

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,076,491	C, S	MASTR Reperforming Loan Trust, 5.225%, due 07/25/35	$2,048,702
243,489	C, S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	239,287
164,044	C, S	RAAC Series, 5.250%, due 09/25/34	161,703
91,546	C, S	Thornburg Mortgage Securities Trust, 5.235%, due 09/25/44	89,975
212,780	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	210,543
1,208,193	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.598%, due 07/25/47	1,115,596
2,315,572	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.628%, due 11/25/46	2,150,515
884,264	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.633%, due 01/25/47	860,499
59,663	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.683%, due 06/25/37	59,586
397,568	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.700%, due 06/25/37	392,582
545,325	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	542,633
747,247	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.819%, due 06/25/37	734,089
188,374	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.877%, due 07/25/37	184,092
601,364	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.288%, due 11/25/46	526,194
137,383	C, S	Wells Fargo Alternative Loan Trust, 6.000%, due 06/25/37	135,916
128,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	127,089
107,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.790%, due 07/25/34	105,400
543,440	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	533,141
400,906	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.650%, due 12/25/36	394,262

		Total Collateralized Mortgage Obligations (Cost $19,996,439)	19,488,475

Principal Amount			Value

MUNICIPAL BONDS: 0.2%
California: 0.1%
$167,000	C, S	City of San Diego, 7.125%, due 06/01/32	$152,757

			152,757

Michigan: 0.1%
430,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	399,913

			399,913

		Total Municipal Bonds (Cost $593,959)	552,670

		Total Long-Term Investments (Cost $246,805,132)	266,790,851

Shares			Value
SHORT-TERM INVESTMENTS: 25.3%
Mutual Fund: 3.0%
7,800,000	**, S	ING Institutional Prime Money Market Fund	$7,800,000

		Total Mutual Fund (Cost $7,800,000)	7,800,000

Principal Amount			Value
Repurchase Agreement: 0.2%
$534,000	S	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $534,126 to be received upon repurchase (Collateralized by $550,000 Federal Home Loan Bank, Discount Note, Market Value $548,955, due 01/16/08)	$534,000

		Total Repurchase Agreement (Cost $534,000)	534,000

Securities Lending Collateralcc: 22.1%
58,667,517	Bank of New York Mellon Corp. Institutional Cash Reserves		58,667,517

	Total Securities Lending Collateral (Cost $58,667,517)		58,667,517

	Total Short-Term Investments (Cost $67,001,517)		67,001,517

	Total Investments in Securities (Cost $313,806,649)*	126.0%	$333,792,368
	Other Assets and Liabilities - Net	(26.0)	(68,840,563)

	Net Assets	100.0%	$264,951,805

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquidity security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $315,474,742.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,326,315
Gross Unrealized Depreciation	(8,008,689)

Net Unrealized Appreciation	$18,317,626

At December 31, 2007 the following forward foreign currency contracts were outstanding for ING VP Strategic Allocation Moderate Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Depreciation
Japanese Yen
JPY 17,559,799	Sell	1/4/08	USD	154,093	157,256	$(3,163)

						$(3,163)

ING VP Strategic Allocation Moderate Portfolio Open Futures Contracts on December 31, 2007:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	57	13,646,513	03/17/08	$65,408
90-Day Eurodollar	93	22,438,575	09/15/08	72,909
S&P 500	5	1,846,500	03/19/08	(31,391)
U.S. Treasury 2-Year Note	86	18,081,500	03/31/08	87,643
U.S. Treasury 5-Year Note	9	992,531	03/31/08	2,861

				$197,430

Short Contracts
90-Day Eurodollar	93	(22,401,375)	09/14/09	$(82,930)
Fed Fund 30-Day	12	(4,803,634)	03/31/08	(16,138)
Fed Fund 30-Day	12	(4,807,635)	04/30/08	(20,723)
Fed Fund 30-Day	10	(4,012,821)	05/30/08	(29,484)

				$(149,275)

ING VP Strategic Allocation Moderate Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (depreciation)
Receive a fixed rate equal to 4.04221% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	12/13/09	USD	2,402,000	$7,065
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	574,000	(5,681)

				$1,384

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Variable Portfolios, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To elect a Board of Directors.

2	To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Portfolios for the fiscal year beginning January 1, 2008.

3	To approve the following series of proposals to standardize the investment restrictions of the Portfolios:

3A	to modify the fundamental investment restriction on concentration.

3B	to modify the fundamental investment restriction on diversification.

3C	to modify the fundamental investment restriction on borrowing.

3D	to modify the fundamental investment restriction on lending.

3E	to modify the fundamental investment restriction on underwriting.

3F	to modify the fundamental investment restriction on real estate.

3G	to modify the fundamental investment restriction on senior securities.

3H	to modify the fundamental investment restriction on commodities.

4	To reclassify the investment objective of each Portfolio as non-fundamental.

5	To approve a proposal to implement a “manager-of-managers” arrangement for each of the Portfolios which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Portfolio, subject to prior approval by the Board of the Portfolios, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Albert E. DePrince, Jr.	1	250,857,166	8,475,859	—	—	259,333,025
Maria T. Fighetti	1	250,793,862	8,539,163	—	—	259,333,025
Sidney Koch	1	250,897,973	8,435,052	—	—	259,333,025
Corine T. Norgaard	1	250,770,381	8,562,644	—	—	259,333,025
Joseph E. Obermeyer	1	251,335,057	7,997,968	—	—	259,333,025
Edward T. O’Dell	1	250,879,308	8,453,717	—	—	259,333,025
Russell Jones	1	251,163,020	8,170,005	—	—	259,333,025
Shaun Mathews	1	250,937,676	8,395,349	—	—	259,333,025
Fredric (Rick) A. Nelson III	1	251,210,575	8,122,450	—	—	259,333,025

ING Variable Portfolios	2	229,972,736	5,567,926	23,792,363	—	259,333,025

ING VP Index Plus LargeCap Portfolio	3A	92,538,582	6,296,337	4,931,098	—	103,766,017
ING VP Index Plus LargeCap Portfolio	3B	95,931,478	3,215,721	4,618,818	—	103,766,017
ING VP Index Plus LargeCap Portfolio	3C	94,701,242	4,090,416	4,974,359	—	103,766,017
ING VP Index Plus LargeCap Portfolio	3D	95,609,466	4,099,010	4,057,541	—	103,766,017
ING VP Index Plus LargeCap Portfolio	3E	95,228,124	3,957,704	4,580,189	—	103,766,017
ING VP Index Plus LargeCap Portfolio	3F	95,925,619	3,548,256	4,292,142	—	103,766,017
ING VP Index Plus LargeCap Portfolio	3G	95,534,634	3,935,735	4,295,648	—	103,766,017
ING VP Index Plus LargeCap Portfolio	3H	95,651,092	3,713,737	4,401,188	—	103,766,017
ING VP Index Plus LargeCap Portfolio	4	97,619,313	3,807,698	2,339,006	—	103,766,017
ING VP Index Plus LargeCap Portfolio	5	94,907,519	5,329,283	3,529,215	—	103,766,017

ING VP Index Plus MidCap Portfolio	3A	46,076,644	2,431,131	9,810,455	—	58,318,230
ING VP Index Plus MidCap Portfolio	3B	46,197,964	2,426,817	9,693,449	—	58,318,230
ING VP Index Plus MidCap Portfolio	3C	45,554,798	3,016,688	9,746,745	—	58,318,230
ING VP Index Plus MidCap Portfolio	3D	45,407,888	2,814,738	10,095,604	—	58,318,230
ING VP Index Plus MidCap Portfolio	3E	45,122,619	2,823,659	10,371,952	—	58,318,230
ING VP Index Plus MidCap Portfolio	3F	45,516,293	2,992,525	9,809,412	—	58,318,230
ING VP Index Plus MidCap Portfolio	3G	45,592,511	2,592,139	10,133,580	—	58,318,230
ING VP Index Plus MidCap Portfolio	3H	45,515,591	2,597,055	10,205,584	—	58,318,230
ING VP Index Plus MidCap Portfolio	4	47,185,579	2,154,004	8,978,647	—	58,318,230
ING VP Index Plus MidCap Portfolio	5	45,069,637	3,221,674	10,026,919	—	58,318,230

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING VP Index Plus SmallCap Portfolio	3A	34,144,625	1,856,082	8,517,156	—	44,517,863
ING VP Index Plus SmallCap Portfolio	3B	34,184,106	1,961,197	8,372,560	—	44,517,863
ING VP Index Plus SmallCap Portfolio	3C	33,845,970	2,193,826	8,478,067	—	44,517,863
ING VP Index Plus SmallCap Portfolio	3D	34,042,341	2,072,214	8,403,308	—	44,517,863
ING VP Index Plus SmallCap Portfolio	3E	33,920,971	2,060,076	8,536,816	—	44,517,863
ING VP Index Plus SmallCap Portfolio	3F	33,975,419	2,090,307	8,452,137	—	44,517,863
ING VP Index Plus SmallCap Portfolio	3G	34,083,551	1,979,407	8,454,905	—	44,517,863
ING VP Index Plus SmallCap Portfolio	3H	34,112,078	2,006,738	8,399,047	—	44,517,863
ING VP Index Plus SmallCap Portfolio	4	34,604,268	2,017,945	7,895,650	—	44,517,863
ING VP Index Plus SmallCap Portfolio	5	33,726,234	2,352,226	8,439,403	—	44,517,863

*	All proposals passed at this meeting.

A special meeting of shareholders of ING Strategic Allocation Portfolios, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To elect a Board of Directors.

2	To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Portfolios for the fiscal year beginning January 1, 2008.

3	To approve the following series of proposals to standardize the investment restrictions of the Portfolio:

3A	to modify the fundamental investment restriction on concentration.

3B	to modify the fundamental investment restriction on diversification.

3C	to modify the fundamental investment restriction on borrowing.

3D	to modify the fundamental investment restriction on lending.

3E	to modify the fundamental investment restriction on underwriting.

3F	to modify the fundamental investment restriction on real estate.

3G	to modify the fundamental investment restriction on senior securities.

3H	to modify the fundamental investment restriction on commodities.

4	To reclassify the investment objective of each Portfolio as non-fundamental.

5	To approve a proposal to implement a “manager-of-managers” arrangement for each of the Portfolios which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Portfolio, subject to prior approval by the Board of the Portfolios, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

6A	To approve a proposal to covert each of the Portfolios to a fund-of-funds structure.

6B	To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments.

6C	To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Albert E. DePrince, Jr.	1	21,160,172	233,836	—	—	21,394,008
Maria T. Fighetti	1	21,160,422	233,586	—	—	21,394,008
Sidney Koch	1	21,138,884	255,124	—	—	21,394,008
Corine T. Norgaard	1	21,174,202	219,806	—	—	21,394,008
Joseph E. Obermeyer	1	21,184,790	209,218	—	—	21,394,008
Edward T. O’Dell	1	21,148,742	245,266	—	—	21,394,008
Russell Jones	1	21,201,262	192,746	—	—	21,394,008
Shaun Mathews	1	21,105,371	288,637	—	—	21,394,008
Fredric (Rick) A. Nelson III	1	21,176,649	217,359	—	—	21,394,008

ING Strategic Allocation Portfolios, Inc.	2	20,136,675	122,317	1,135,016	—	21,394,008

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING VP Strategic Allocation Conservative Portfolio	3A	4,893,467	28,004	123,027	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	3B	4,893,467	28,004	123,027	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	3C	4,891,108	30,364	123,027	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	3D	4,890,425	31,047	123,027	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	3E	4,890,866	30,606	123,027	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	3F	4,888,015	33,456	123,027	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	3G	4,895,928	25,543	123,027	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	3H	4,889,686	31,628	123,184	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	4	4,826,600	100,367	117,532	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	5	4,849,202	90,976	104,321	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	6A	4,873,391	59,058	112,050	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	6B	4,925,732	16,934	101,832	—	5,044,499
ING VP Strategic Allocation Conservative Portfolio	6C	4,919,441	23,226	101,832	—	5,044,499

ING VP Strategic Allocation Growth Portfolio	3A	6,813,206	51,621	971,485	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	3B	6,788,975	64,302	983,035	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	3C	6,687,071	178,322	970,919	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	3D	6,760,031	104,212	972,069	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	3E	6,715,122	140,978	980,212	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	3F	6,785,409	61,515	989,387	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	3G	6,736,916	133,479	965,917	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	3H	6,811,811	58,584	965,917	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	4	6,591,182	297,635	947,495	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	5	6,781,135	151,688	903,488	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	6A	6,958,409	127,691	750,212	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	6B	7,069,702	43,098	723,512	—	7,836,312
ING VP Strategic Allocation Growth Portfolio	6C	7,070,048	42,399	723,865	—	7,836,312

ING VP Strategic Allocation Moderate Portfolio	3A	7,860,005	202,584	450,608	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	3B	7,600,938	461,708	450,551	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	3C	7,561,404	442,526	509,267	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	3D	7,823,689	233,954	455,554	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	3E	7,624,194	196,066	692,937	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	3F	7,615,447	209,816	687,934	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	3G	7,388,892	436,428	687,877	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	3H	7,321,185	504,135	687,877	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	4	7,272,584	515,256	725,357	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	5	7,493,980	545,854	473,363	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	6A	7,428,379	386,080	698,738	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	6B	7,720,206	115,614	677,377	—	8,513,197
ING VP Strategic Allocation Moderate Portfolio	6C	7,659,695	176,125	677,377	—	8,513,197

*	The Shareholder Meeting for ING Strategic Allocation Portfolios, Inc. (all proposals) was adjourned to December 17, 2007.

A special meeting of shareholders of ING Strategic Allocation Portfolios, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To elect a Board of Directors.

2	To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Portfolios for the fiscal year beginning January 1, 2008.

3	To approve the following series of proposals to standardize the investment restrictions of the Portfolio:

3A	to modify the fundamental investment restriction on concentration.

3B	to modify the fundamental investment restriction on diversification.

3C	to modify the fundamental investment restriction on borrowing.

3D	to modify the fundamental investment restriction on lending.

3E	to modify the fundamental investment restriction on underwriting.

3F	to modify the fundamental investment restriction on real estate.

3G	to modify the fundamental investment restriction on senior securities.

3H	to modify the fundamental investment restriction on commodities.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

4	To reclassify the investment objective of each Portfolio as non-fundamental.

5	To approve a proposal to implement a “manager-of-managers” arrangement for each of the Portfolios which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Portfolio, subject to prior approval by the Board of the Portfolios, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

6A	To approve a proposal to covert each of the Portfolios to a fund-of-funds structure.

6B	To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments.

6C	To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Albert E. DePrince, Jr.	1	23,902,572	347,949	—	—	24,250,521
Maria T. Fighetti	1	23,908,778	341,743	—	—	24,250,521
Sidney Koch	1	23,893,073	357,448	—	—	24,250,521
Corine T. Norgaard	1	23,919,715	330,806	—	—	24,250,521
Joseph E. Obermeyer	1	23,927,193	323,328	—	—	24,250,521
Edward T. O’Dell	1	23,901,759	348,762	—	—	24,250,521
Russell Jones	1	23,940,381	310,140	—	—	24,250,521
Shaun Mathews	1	23,867,685	382,836	—	—	24,250,521
Fredric (Rick) A. Nelson III	1	23,915,765	334,756	—	—	24,250,521

ING Strategic Allocation Portfolios, Inc.	2	22,636,513	226,610	1,387,398	—	24,250,521

ING VP Strategic Allocation Conservative Portfolio	3A	5,154,261	26,518	336,630	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	3B	5,154,261	26,518	336,630	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	3C	5,152,259	28,520	336,630	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	3D	5,151,579	29,200	336,630	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	3E	5,152,049	28,730	336,630	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	3F	5,149,177	31,602	336,630	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	3G	5,156,722	24,057	336,630	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	3H	5,151,205	29,417	336,787	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	4	5,073,845	112,787	330,777	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	5	5,083,997	293,352	140,060	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	6A	5,319,605	54,766	143,038	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	6B	5,367,456	12,639	137,314	—	5,517,409
ING VP Strategic Allocation Conservative Portfolio	6C	5,364,335	15,760	137,314	—	5,517,409

ING VP Strategic Allocation Growth Portfolio	3A	8,010,309	67,399	886,662	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	3B	7,998,460	73,978	891,932	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	3C	7,916,017	161,953	886,400	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	3D	7,965,821	110,999	887,550	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	3E	7,942,448	128,646	893,276	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	3F	7,995,304	87,424	881,642	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	3G	7,959,972	119,657	884,741	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	3H	8,001,658	77,971	884,741	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	4	7,777,622	320,429	866,319	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	5	7,915,704	229,291	819,375	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	6A	8,114,272	127,535	722,563	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	6B	8,214,218	36,050	714,102	—	8,964,370
ING VP Strategic Allocation Growth Portfolio	6C	8,228,380	35,351	700,639	—	8,964,370

ING VP Strategic Allocation Moderate Portfolio	3A	8,948,122	432,372	388,248	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	3B	8,731,126	649,416	388,200	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	3C	8,699,180	639,915	429,647	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	3D	8,911,302	466,465	390,975	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	3E	8,751,211	427,976	589,555	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	3F	8,747,606	447,323	573,813	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	3G	8,554,489	627,520	586,733	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	3H	8,489,928	692,081	586,733	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	4	8,407,178	740,021	621,543	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	5	8,581,621	721,834	465,287	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	6A	8,808,039	346,178	614,525	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	6B	9,056,981	102,688	609,073	—	9,768,742
ING VP Strategic Allocation Moderate Portfolio	6C	9,019,330	153,307	596,105	—	9,768,742

*	All proposals passed at this meeting.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Portfolio Name	Type	Per Share Amount

ING VP Index Plus LargeCap Portfolio
Class I	NII	$0.2203
Class S	NII	$0.1502

ING VP Index Plus MidCap Portfolio
Class I	NII	$0.1507
Class S	NII	$0.0975
All Classes	STCG	$0.3511
All Classes	LTCG	$1.0992

ING VP Index Plus SmallCap Portfolio
Class I	NII	$0.0797
Class S	NII	$0.0220
All Classes	STCG	$0.7045
All Classes	LTCG	$1.0617

ING VP Strategic Allocation Conservative Portfolio
Class ADV	NII	$0.4515
Class I	NII	$0.4515
Class S	NII	$0.4345
All Classes	STCG	$0.0776
All Classes	LTCG	$0.2629

ING VP Strategic Allocation Growth Portfolio
Class ADV	NII	$0.3009
Class I	NII	$0.3009
Class S	NII	$0.2756
All Classes	STCG	$0.2590
All Classes	LTCG	$0.7467

ING VP Strategic Allocation Moderate Portfolio
Class ADV	NII	$0.3599
Class I	NII	$0.3599
Class S	NII	$0.3336
All Classes	STCG	$0.1364
All Classes	LTCG	$0.4656

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Index Plus LargeCap Portfolio	99.99%

ING VP Index Plus MidCap Portfolio	41.45%

ING VP Index Plus SmallCap Portfolio	15.77%

ING VP Strategic Allocation Conservative Portfolio	17.07%

ING VP Strategic Allocation Growth Portfolio	32.40%

ING VP Strategic Allocation Moderate Portfolio	30.84%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Companies are managed under the direction of the Board. A director who is not an interested person of the Companies, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Portfolios are listed below. The Statement of Additional Information includes additional information about directors of the Companies of the Portfolios and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991- Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	29	Executive Committee, Academy of Economics and Finance (February 2007 - February 2011); President, Academy of Economics and Finance (February 2006 - February 2007); President-Elect, Academy of Economics and Finance (February 2005 - February 2006); First Vice President, Academy of Economics and Finance (February 2004 - February 2005); Second Vice President, Academy of Economics and Finance (February 2003 - February 2004); Academy of Economics and Finance (February 2002 - February 2003); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December 2002 - December 2004); and Director, Business and Economic Research Center, (August 1999 - August 2003).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	29	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	29	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	29	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	29	None

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 2002 - Present	Retired.	29	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	December 2007 - Present	Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - Present)	27	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors/Trustees who are “Interested Persons:”

Shaun Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	27	Mark Twain House & Museum (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present).

Fredric (Rick) A. Nelson III ING Investment Management 230 Park Avenue 13th Floor New York, NY 10169 Age: 51	Director	December 2007 - Present	Vice Chairman and Chief Investment Officer, ING Investment Management Americas. Formerly head of the U.S. Equity Group as well as a member of the Global and U.S. Executive Committees at JP Morgan Fleming Investment Management, Inc until 2003	27	None

(1)	Directors serve until their successors are duly elected and qualified.
(2)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Portfolios, ING or any of ING’s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (3) (April 2005 - President). Formerly, Vice President, ING Funds Services, LLC (3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (2) (March 2001 - September 2002)

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	December 2007 - Present	Vice President, Head of Mutual Fund Advisory Group
(April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products ( May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc., ING Series Fund, Inc. and ING GET Funds, with respect to each portfolio series thereof (collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2008, followed by specific considerations with respect to each portfolio series covered by this report (each, a “Portfolio”).

Overview of the Review Process

At a meeting of the Board held on December 19, 2007, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2007 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 24-25, 2007, December 11, 2007 and December 17-18, 2007, during which the Independent

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2008, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2007 and the one-, three-, and five-year periods ending September 30, 2007. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Portfolio covered by this report, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio covered by this report are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2006 and December 31, 2005 and the nine-month period ended September 30, 2007. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2008, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2007 and the management fees and expense data described below are as of June 30, 2007.

ING VP Index Plus LargeCap Portfolio

In evaluating the investment performance of ING VP Index Plus LargeCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the fourth quintile for all periods presented. The Board noted that the Sub-Adviser manages the Portfolio using a quantitative-based model for selecting stocks based on static factor weightings and that the Sub-Adviser is in the process of developing a model with dynamic factor weightings, which is expected to be implemented in 2008. The Board further noted that during 2007 the Sub-Adviser refined its portfolio construction process by implementing optimization techniques aimed at maximizing excess return in relation to tracking error. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed in order to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus LargeCap Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Index Plus MidCap Portfolio

In evaluating the investment performance of ING VP Index Plus MidCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods and in the fourth quintile for the five-year period. The Board noted that the Sub-Adviser manages the Portfolio using a quantitative-based model for selecting stocks based on static factor

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

weightings and that the Sub-Adviser is in the process of developing a model with dynamic factor weightings, which is expected to be implemented in 2008. The Board further noted that during 2007 the Sub-Adviser refined its portfolio construction process by implementing optimization techniques aimed at maximizing excess return in relation to tracking error. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed in order to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus MidCap Portfolio, the Board noted that the management fee for the Portfolio is above the median and equal to the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING VP Index Plus SmallCap Portfolio

In evaluating the investment performance of ING VP Index Plus SmallCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date, three-year and five-year periods and in the fifth quintile for the one-year period. The Board noted that the Sub-Adviser manages the Portfolio using a quantitative-based model for selecting stocks based on static factor weightings and that the Sub-Adviser is in the process of developing a model with dynamic factor weightings, which is expected to be implemented in 2008. The Board further noted that during 2007 the Sub-Adviser refined its portfolio construction process by implementing optimization techniques aimed at maximizing excess return in relation to tracking error. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus SmallCap Portfolio, the Board noted that the management fee for the Portfolio is above the median and equal to the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Strategic Allocation Conservative Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Conservative Portfolio the Board noted that: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the year-to-date, one-year, three-year and five-year periods but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the one-year, three-year and five-year periods and in the fourth quintile for the most recent calendar quarter and year-to-date periods. The Board noted that shareholders of the Portfolio had recently approved a proposal to operate the Portfolio as a risk-based fund-of-funds (the “Conversion”) and that the Conversion (anticipated to occur during the first quarter of 2008) is expected to enhance the operating efficiency of the Portfolio. The Board further noted that, effective as of the time of the Conversion, the Portfolio will modify it exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). The Board concluded that appropriate actions are being taken to improve the performance of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Conservative Portfolio, the Board noted that the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Strategic Allocation Moderate Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Moderate Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in its Morningstar category in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the third quintile for the one-year, three-year and five-year periods and in the fourth quintile for the most recent calendar quarter and year-to-date periods. The Board noted that shareholders of the Portfolio had recently approved a proposal to operate the Portfolio as a risk-based fund-of-funds (the “Conversion”) and that the Conversion (anticipated to occur during the first quarter of 2008) is expected to enhance the operating efficiency of the Portfolio. The Board further noted that, effective as of the time of the Conversion, the Portfolio will modify it exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). The Board concluded that appropriate actions are being taken to improve the performance of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Moderate Portfolio, the Board noted that the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Strategic Allocation Growth Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Growth Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the one-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date and three-year periods; and (3) the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter and in the fifth quintile for the year-to-date, one-year, three-year and five-year periods. The Board noted that shareholders of the Portfolio had recently approved a proposal to operate the Portfolio as a risk-based fund-of-funds (the “Conversion”) and that the Conversion (anticipated to occur during the first quarter of 2008) is expected to enhance the operating efficiency of the Portfolio. The Board further noted that, effective as of the time of the Conversion, the Portfolio will modify it exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). The Board concluded that appropriate actions are being taken to improve the performance of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Growth Portfolio, the Board noted that the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public

Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-AIP/SAIS	(1207-022808)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $13,044 for year ended December 31, 2007 and $14,816 for year ended December 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,531 for year ended December 31, 2007 and $2,987 for year ended December 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $9,195 in the year ended December 31, 2007 and $10,350 in the year ended December 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

4

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: April 4, 2007

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix

B Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

9

Appendix

D Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

10

Appendix

E Prohibited Non-Audit Services

Dated:     2007

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

12

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $224,295 for year ended December 31, 2007 and $812,400 for year ended December 31, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely

13

manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Strategic Allocation Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 4, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 4, 2008

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